                                                    Registration Nos. 333-102299
                                                                       811-06366

     As filed with the Securities and Exchange Commission on April 30, 2014

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

     Pre-effective Amendment No.     [  ]

     Post-Effective Amendment No.    [15]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]

     Amendment No.                   [32]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                           (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                              2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-4954
               Depositor's Telephone Number, including Area Code

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                          175 Water Street, 18/th/ Floor
                            New York, New York 10038

                                 (212) 770-7000
               Guarantor's Telephone Number, including Area Code

                            Jennifer P. Powell, Esq.
                           Assistant General Counsel
                    American General Life Insurance Company
                           2919 Allen Parkway, L4-01
                           Houston, Texas 77019-2111
      (Name and Address of Agent for Service for Depositor and Registrant)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on  April 30, 2014 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER III
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES issued by American General Life Insurance Company through its Separate Account VUL-2

                           THIS PROSPECTUS IS DATED
                                  May 1, 2014

This prospectus describes EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies") issued by American General Life Insurance Company ("AGL"). EquiBuilder III Policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use "you" and "your" to refer to an EquiBuilder III Policy Owner. AGL no longer sells EquiBuilder III Policies.

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of Separate Account VUL-2 (the "Separate Account"), or both. (For the first fifteen days after we issue your Policy, we require premiums to be invested in the Fidelity VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Fidelity(R) Variable Insurance Products ("Fidelity VIP") or the MFS(R) Variable Insurance Trust ("MFS(R) VIT") (each available portfolio referred to in this prospectus as, a "Fund," and collectively, the "Funds"). The prospectuses of the Funds describe the investment objectives, policies and risks of each Fund.

Your investment in the Funds through the variable investment divisions is not guaranteed and involves varying degrees of risk. Net premiums and Policy Account value you direct to the Guaranteed Interest Division earns interest at a rate guaranteed by us.

You should read the prospectuses of the Funds underlying the variable investment divisions that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

The Funds available through this Policy are:

..  Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
.. Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class .. Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
..  Fidelity(R) VIP Equity-Income Portfolio - Initial Class
..  Fidelity(R) VIP Growth Portfolio - Initial Class
..  Fidelity(R) VIP High Income Portfolio - Initial Class
..  Fidelity(R) VIP Index 500 Portfolio - Initial Class
..  Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
..  Fidelity(R) VIP Money Market Portfolio - Initial Class
..  Fidelity(R) VIP Overseas Portfolio - Initial Class
..  MFS(R) VIT Core Equity Series - Initial Class
..  MFS(R) VIT Growth Series - Initial Class
..  MFS(R) VIT Investors Trust Series - Initial Class
..  MFS(R) VIT Research Series - Initial Class
..  MFS(R) VIT Total Return Series - Initial Class
..  MFS(R) VIT Utilities Series - Initial Class

Each of these Funds is available through a variable investment division.

EQUIBUILDER III POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THERE IS NO GUARANTEED CASH SURRENDER VALUE FOR AMOUNTS ALLOCATED TO THE VARIABLE INVESTMENT DIVISIONS.

IF THE CASH SURRENDER VALUE (THE CASH VALUE REDUCED BY ANY LOAN BALANCE) IS INSUFFICIENT TO COVER THE CHARGES DUE UNDER THE POLICY, THE POLICY MAY TERMINATE WITHOUT VALUE.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE VARIABLE PORTION OF THE POLICY, EXCEPT WHERE THE GUARANTEED INTEREST DIVISION IS SPECIFICALLY MENTIONED.

                               TABLE OF CONTENTS

CONTACT INFORMATION......................................................................  5
POLICY BENEFITS/RISKS SUMMARY............................................................  6
POLICY BENEFITS..........................................................................  6
   DEATH BENEFIT.........................................................................  6
       DEATH BENEFIT PROCEEDS............................................................  6
       DEATH BENEFIT OPTION A AND OPTION B...............................................  6
              DEATH BENEFIT OPTION A.....................................................  6
              DEATH BENEFIT OPTION B.....................................................  6
       ACCELERATED BENEFIT SETTLEMENT OPTION RIDER.......................................  6
   SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS...........................  6
       SURRENDERS........................................................................  6
       PARTIAL SURRENDERS................................................................  7
       TRANSFERS.........................................................................  7
       POLICY LOANS......................................................................  7
   PREMIUMS..............................................................................  7
       FLEXIBILITY OF PREMIUMS...........................................................  7
       FREE LOOK.........................................................................  7
   THE POLICY............................................................................  7
       OWNERSHIP RIGHTS..................................................................  7
       SEPARATE ACCOUNT..................................................................  7
       GUARANTEED INTEREST DIVISION......................................................  8
       POLICY ACCOUNT VALUE..............................................................  8
       PAYMENT OPTIONS...................................................................  8
       TAX BENEFITS......................................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS......................................................  8
POLICY RISKS.............................................................................  8
   INVESTMENT RISK.......................................................................  8
   RISK OF LAPSE.........................................................................  9
   TAX RISKS.............................................................................  9
   PARTIAL SURRENDER AND SURRENDER RISKS.................................................  9
   POLICY LOAN RISKS..................................................................... 10
PORTFOLIO RISKS.......................................................................... 10
TABLES OF CHARGES........................................................................ 11
GENERAL INFORMATION...................................................................... 17
   AMERICAN GENERAL LIFE INSURANCE COMPANY............................................... 17
   SEPARATE ACCOUNT VUL-2................................................................ 17
   GUARANTEE OF INSURANCE OBLIGATIONS.................................................... 18
   COMMUNICATION WITH AGL................................................................ 18
       ADMINISTRATIVE CENTER............................................................. 18
       E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS............ 18
          E-DELIVERY..................................................................... 19
          E-SERVICE...................................................................... 19
          E-SERVICE TRANSACTIONS, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS........ 19
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE......................................... 20
       TELEPHONE TRANSACTIONS............................................................ 20
       GENERAL........................................................................... 20
   VARIABLE INVESTMENT DIVISIONS......................................................... 20
   VOTING RIGHTS OF A POLICY OWNER....................................................... 22
   THE GUARANTEED INTEREST DIVISION...................................................... 23
   ILLUSTRATIONS......................................................................... 23
POLICY FEATURES.......................................................................... 23

   AGE..................................................................... 23
   DEATH BENEFITS.......................................................... 24
   MATURITY BENEFIT........................................................ 25
   POLICY ISSUANCE INFORMATION............................................. 25
   RIGHT TO EXAMINE........................................................ 25
   FLEXIBLE PREMIUM PAYMENTS............................................... 26
   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER................. 26
   CHANGES IN EQUIBUILDER III POLICIES..................................... 27
   CHANGING THE FACE AMOUNT OF INSURANCE................................... 27
   CHANGING DEATH BENEFIT OPTIONS.......................................... 28
   WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT............... 29
   REPORTS TO POLICY OWNERS................................................ 29
   POLICY PERIODS, ANNIVERSARIES, DATES AND AGES........................... 29
ADDITIONAL BENEFIT RIDERS.................................................. 30
   DISABILITY WAIVER BENEFIT RIDER......................................... 30
   ACCIDENTAL DEATH BENEFIT RIDER.......................................... 30
   CHILDREN'S TERM INSURANCE RIDER......................................... 30
   TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER.................... 30
   ACCELERATED BENEFIT SETTLEMENT OPTION RIDER............................. 31
POLICY ACCOUNT TRANSACTIONS................................................ 31
   E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS.. 31
   CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES................... 31
   TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS............ 31
   MARKET TIMING........................................................... 32
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS. 33
   TRANSFERS FROM THE GUARANTEED INTEREST DIVISION......................... 33
   BORROWING FROM THE POLICY ACCOUNT....................................... 34
   LOAN REQUESTS........................................................... 34
   POLICY LOAN INTEREST.................................................... 34
   WHEN INTEREST IS DUE.................................................... 35
   REPAYING THE LOAN....................................................... 35
   THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT...................... 35
   WITHDRAWING MONEY FROM THE POLICY ACCOUNT............................... 37
   SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE................ 38
POLICY PAYMENTS............................................................ 38
   PAYMENT OPTIONS......................................................... 38
       INCOME PAYMENTS FOR A FIXED PERIOD.................................. 38
       LIFE INCOME WITH PAYMENTS GUARANTEED FOR A FIXED TERM OF YEARS...... 38
       PROCEEDS AT INTEREST................................................ 38
       FIXED AMOUNT........................................................ 38
   THE BENEFICIARY......................................................... 39
   ASSIGNMENT OF A POLICY.................................................. 39
   PAYMENT OF PROCEEDS..................................................... 40
   DELAY REQUIRED UNDER APPLICABLE LAW..................................... 40
ADDITIONAL RIGHTS THAT WE HAVE............................................. 40
VARIATIONS IN POLICY OR INVESTMENT DIVISION TERMS AND CONDITIONS........... 41
       POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"..................... 41
       STATE LAW REQUIREMENTS.............................................. 41
       EXPENSES OR RISKS................................................... 41
       UNDERLYING INVESTMENTS.............................................. 41
CHARGES UNDER THE POLICY................................................... 42
   TRANSACTION FEES........................................................ 42
       PREMIUM EXPENSE CHARGE.............................................. 42
       STATUTORY PREMIUM TAXES............................................. 42
       SURRENDER CHARGE (FOR FULL SURRENDERS).............................. 43

       SURRENDER CHARGE (FOR FACE AMOUNT DECREASES)........................................ 43
       PARTIAL SURRENDER PROCESSING FEE.................................................... 44
       FACE AMOUNT INCREASE CHARGE......................................................... 44
       TRANSFERS........................................................................... 44
       POLICY OWNER ADDITIONAL ILLUSTRATION CHARGE......................................... 44
   PERIODIC CHARGES........................................................................ 44
       ADMINISTRATIVE CHARGE............................................................... 44
       COST OF INSURANCE CHARGE............................................................ 45
       MORTALITY AND EXPENSE RISK CHARGE................................................... 45
       FEES AND EXPENSES AND MONEY MARKET INVESTMENT DIVISION.............................. 45
       OPTIONAL RIDER CHARGES.............................................................. 46
   ANNUAL FUND EXPENSES.................................................................... 46
   ALLOCATION OF POLICY ACCOUNT CHARGES.................................................... 46
POLICY ACCOUNT VALUE....................................................................... 46
   AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS............................................ 46
   BUSINESS DAY AND CLOSE OF BUSINESS...................................................... 47
   DETERMINATION OF THE UNIT VALUE......................................................... 47
POLICY LAPSE AND REINSTATEMENT............................................................. 48
   LAPSE OF THE POLICY..................................................................... 48
   REINSTATEMENT OF THE POLICY............................................................. 48
FEDERAL TAX CONSIDERATIONS................................................................. 49
       GENERAL............................................................................. 49
   TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.......................................... 50
   OTHER EFFECTS OF POLICY CHANGES......................................................... 50
   RIDER BENEFITS.......................................................................... 51
   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. 51
   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT..... 51
   POLICY LAPSES AND REINSTATEMENTS........................................................ 52
   DIVERSIFICATION AND INVESTOR CONTROL.................................................... 52
   ESTATE AND GENERATION SKIPPING TAXES.................................................... 53
   LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS............................................. 53
   PENSION AND PROFIT-SHARING PLANS........................................................ 54
   OTHER EMPLOYEE BENEFIT PROGRAMS......................................................... 54
   ERISA................................................................................... 54
   OUR TAXES............................................................................... 54
   WHEN WE WITHHOLD INCOME TAXES........................................................... 55
   TAX CHANGES............................................................................. 55
LEGAL PROCEEDINGS.......................................................................... 55
FINANCIAL STATEMENTS....................................................................... 56
REGISTRATION STATEMENTS.................................................................... 56
DEFINITIONS................................................................................ 57

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                                         CONTACT INFORMATION
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ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE EQUIBUILDER III POLICIES.
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              ADMINISTRATIVE CENTER:                HOME OFFICE:              PREMIUM PAYMENTS:
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(EXPRESS DELIVERY)        (U.S. MAIL)               2727-A Allen Parkway      (EXPRESS DELIVERY)
VUL Administration        VUL Administration        Houston, Texas 77019-2191 American General Life
2727-A Allen Parkway      P.O. Box 9318             1-713-831-3443            Insurance Company
Houston, Texas 77019-2191 Amarillo, Texas           1-800-340-2765            Payment Processing Center
1-713-831-3443,           79105-9318                                          8430 W. Bryn Mawr Avenue
1-800-340-2765                                                                3/rd/ Floor Lockbox 0993
(Hearing Impaired)                                                            Chicago, IL 60631
1-888-436-5256                                                                (U.S. MAIL)
Fax: 1-713-620-6653                                                           Payment Processing Center
(EXCEPT PREMIUM PAYMENTS)                                                     P.O. Box 0993
                                                                              Carol Stream,
                                                                              IL 60132-0993
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                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 57 of this prospectus define certain words and phrases used in this prospectus.

   AGL no longer sells EquiBuilder III Policies.

                                POLICY BENEFITS

   You may currently allocate your Policy Account value among the 16 variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

DEATH BENEFIT

.. Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

.. Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

    . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

    . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

..  Accelerated Benefit Settlement Option Rider: Under the Accelerated Benefit
   Settlement Option Rider, you may receive accelerated payment of part of your death benefit if the Insured Person develops a terminal illness or is confined to a nursing care facility. We will deduct a processing charge from the accelerated death benefit at the time it is paid.

   Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 24.

SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

.. Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

.. Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences. Partial surrenders are also subject to any surrender charge or fee that then applies.

.. Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

.. Policy Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions--Policy Loan Interest," on page 35. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. After the tenth Policy year, you may take a Preferred Loan from your Policy. Loans may have adverse tax consequences.

PREMIUMS

.. Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

THE POLICY

.. Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus. The value of your investment division depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment divisions. If the Fund investments go down, the value of a Policy can decline.

..  Guaranteed Interest Division: You may place money in the Guaranteed Interest
   Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

.. Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans). We do not guarantee a minimum Policy Account value.

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 5. Also see "Payment Options" on page 38.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   You may be eligible to add an additional rider benefit to your Policy. We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service ("IRS") guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM POLICY ACCOUNT VALUE.

   If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2%.

RISK OF LAPSE

   If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months, plus any loan interest due, before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 49. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND SURRENDER RISKS

   The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to help meet long-term financial goals.

   Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 9.

   A surrender or partial surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

   We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first tables describe the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

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                                                      TRANSACTION FEES
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CHARGE                      WHEN CHARGE IS DEDUCTED          MAXIMUM GUARANTEED CHARGE        CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE      Upon receipt of each premium     5% of each premium payment       5% of each premium payment
                            payment                          up to the Target Premium for a   up to the Target Premium for a
                                                             Policy year/1/                   Policy year/1/
------------------------------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM TAXES/2/  Upon receipt of each premium     3.5% of each premium             3.5% of each premium
                            payment                          payment                          payment
------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE/3/         Upon a full surrender or lapse   During Policy years 1-10, 50%    Capped at a total limit of 50%
                            in the first 10 Policy years.    of one Target Premium, with      of one Target Premium, but
                                                             the maximum surrender charge     calculated as follows:
                            Also, in the event of a          decreasing 20% annually
                            decrease in Face Amount          following the 6/th/ Policy year  .  25% of premiums paid
                            before the end of the 10/th/                                         during the first Policy
                            Policy year, we deduct a                                             year up to one Target
                            charge that is a portion of the                                      Premium; and
                            surrender charge.
                                                                                              .  9.0% of additional
                                                                                                 premiums paid in Policy
                                                                                                 years 1--10, less any
                                                                                                 surrender charge
                                                                                                 previously deducted for a
                                                                                                 decrease in Face Amount
------------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

   /2/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.50%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

   /3/ We assess a surrender charge only during the first 10 Policy years.

---------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED        MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER PROCESSING   Upon partial surrender         The lesser of $25 or 2.0% of   $10
FEE                                                           the partial surrender amount
---------------------------------------------------------------------------------------------------------------------------
FACE AMOUNT INCREASE CHARGE    Upon each Face Amount increase $1.50 for each $1,000 of Face  $1.50 for each $1,000 of Face
                                                              Amount increase, up to $300    Amount Increase, up to $300
---------------------------------------------------------------------------------------------------------------------------
TRANSFER FEE                   Upon transfer                  $25 for each transfer/1/       $25 for each transfer/2/
---------------------------------------------------------------------------------------------------------------------------
POLICY OWNER ADDITIONAL        Upon a Policy Owner's          $25 for each illustration      $0
ILLUSTRATION CHARGE            additional illustration        request after the first
                               request                        illustration request in any
                                                              Policy year
---------------------------------------------------------------------------------------------------------------------------

--------
   /1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.

   /2/ Currently, the first 12 transfers in a Policy year are free of charge.

The next table describes the fees and expenses that you will pay during the time that you own the Policy, not including Fund fees and expenses.

------------------------------------------------------------------------------------------------------------------------------
                                                      PERIODIC CHARGES
                                            (OTHER THAN FUND FEES AND EXPENSES)
------------------------------------------------------------------------------------------------------------------------------
CHARGE                                   WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE                    Monthly, at the beginning of  $360 (deducted as $30 per   $360 (deducted as $30 per
                                         each Policy month             month, during the first 12  month, during the first 12
                                                                       Policy months)              Policy months)

                                                                       $144 (deducted as $12 per   $108 (deducted as $9 per
                                                                       month, after the first 12   month, after the first 12
                                                                       Policy months)              Policy months)
------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/1/

   Maximum Charge/2/                     Monthly, at the beginning of  $27.50 per $1,000 of net    $27.50 per $1,000 of net
                                         each Policy month             amount at risk/3/           amount at risk
------------------------------------------------------------------------------------------------------------------------------
   Minimum Charge/4/                     Monthly, at the beginning of  $0.056 per $1,000 of net    $0.052 per $1,000 of net
                                         each Policy month             amount at risk              amount at risk
------------------------------------------------------------------------------------------------------------------------------
   Example Charge for the first          Monthly, at the beginning of  $0.22 per $1,000 of net     $0.11 per $1,000 of net
   Policy year--for a 38 year old        each Policy month             amount at risk              amount at risk
   male, non-tobacco user with a Face
   Amount of $200,000
------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK FEE           Daily                         annual effective rate of    annual effective rate of
                                                                       0.75% of accumulation       0.75% of accumulation
                                                                       value invested in variable  value invested in variable
                                                                       investment divisions        investment divisions
------------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

   /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 94/th/ birthday. The policy anniversary nearest the insured person's 95/th/ birthday is the Policy's maximum maturity date. The Maximum Charge is for a male, tobacco user, age 94, with a Face Amount of $100,000.

   /3/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

   /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a female, non-tobacco user, age 11 at the Policy's date of issue, with a Face Amount of $200,000.

The next tables describe the fees and expenses that you will pay if you choose an optional benefit rider during the time that you own the Policy.

--------------------------------------------------------------------------------------------------------------------------
                                                   PERIODIC CHARGES
                                            (OPTIONAL BENEFIT RIDERS ONLY)
--------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER CHARGE/1/     WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
--------------------------------------------------------------------------------------------------------------------------
ACCELERATED BENEFIT SETTLEMENT       At the time the accelerated   $200                        $200
OPTION                               death benefit is paid
--------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT

   Maximum Charge - for a 69         Monthly, at the beginning of  $1.80 per $1,000 of rider   $1.80 per $1,000 of rider
   year old male or female, any      each Policy month             coverage amount per month   coverage amount per month
   risk class and any Face
   Amount
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge - for a 40         Monthly, at the beginning of  $0.84 per $1,000 of rider   $0.84 per $1,000 of rider
   year old male or female, any      each Policy month             coverage amount per month   coverage amount per month
   risk class and any Face
   Amount
--------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 38         Monthly, at the beginning of  $0.84 per $1,000 of rider   $0.84 per $1,000 of rider
   year old non-tobacco user,        each Policy month             coverage amount per month   coverage amount per month
   with a Face Amount of
   $200,000 for the first Policy
   year
--------------------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM INSURANCE            Monthly, at the beginning of  $0.50 per $1,000 of rider   $0.50 per $1,000 of rider
                                     each Policy month             coverage amount per month   coverage amount per month
--------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INSURED TERM
INSURANCE

   Maximum Charge - for a 69         Monthly, at the beginning of  $83.33 per $1,000 of rider  $26.11 per $1,000 of rider
   year old male, non-tobacco        each Policy month             coverage amount per month   coverage amount per month
   user, with a Face Amount of
   $200,000 for the first Policy
   year
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge - for a 10         Monthly, at the beginning of  $0.68 per $1,000 of rider   $0.68 per $1,000 of rider
   year old female,                  each Policy month             coverage amount per month   coverage amount per month
   non-tobacco user, any Face
   Amount
--------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 38         Monthly, at the beginning of  $2.58 per $1,000 of rider   $1.62 per $1,000 of rider
   year old male, non-tobacco        each Policy month             coverage amount per month   coverage amount per month
   user, with a Face Amount of
   $200,000 for the first Policy
   year
--------------------------------------------------------------------------------------------------------------------------

--------
   /1/ Charges for the Additional Insured Term Insurance rider varies based on the insured's sex, age, risk class and Face Amount. Charges for the Accidental Death Benefit rider vary based on the Insured Person's age. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative.

-------------------------------------------------------------------------------------------------------------------------------
                                                       PERIODIC CHARGES
                                                (OPTIONAL BENEFIT RIDERS ONLY)
-------------------------------------------------------------------------------------------------------------------------------
OPTIONAL BENEFIT RIDER CHARGE       WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------------
DISABILITY WAIVER BENEFIT/1/

Maximum Charge - for a 59 year      Monthly, at the beginning of  44% of total monthly           22% of total monthly
old male or female, any risk class  each Policy month             deduction                      deduction
and any Face Amount
-------------------------------------------------------------------------------------------------------------------------------
Minimum Charge - for a 20 year      Monthly, at the beginning of  7% of total monthly deduction  2% of total monthly deduction
old male any risk class and any     each Policy month
Face Amount
-------------------------------------------------------------------------------------------------------------------------------
Example Charge - for a 38 year      Monthly, at the beginning of  12% of total monthly           6.6% of total monthly
old male, any risk class, with a    each Policy month             deduction                      deduction
Face Amount of $200,000 for the
first Policy year
-------------------------------------------------------------------------------------------------------------------------------

--------
   /1/ Charges for the Disability Waiver Benefit rider varies based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative. Please consult your insurance representative or contact AGL for information about the charges for the optional benefit riders.

The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2013. Current and future expenses for the Funds may be higher or lower than those shown.

-----------------------------------------------------------------------------------
                          ANNUAL FUND FEES AND EXPENSES
                (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
-----------------------------------------------------------------------------------
                              CHARGE                                MAXIMUM MINIMUM
-----------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL THE FUNDS               1.02%   0.10%
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER EXPENSES)/1/
-----------------------------------------------------------------------------------

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
   /1/ Currently 2of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2015. The impact of contractual reimbursements or fee waivers is as follows:

   --------------------------------------------------------------------------
                            CHARGE                            MAXIMUM MINIMUM
   --------------------------------------------------------------------------
   Total Annual Fund Operating Expenses for all of the Funds
   After Contractual Reimbursement or Fee Waiver               0.90%   0.10%
   --------------------------------------------------------------------------

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

SEPARATE ACCOUNT VUL-2

   After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 42.

   We will invest the Policy Account in the Fidelity VIP Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

   We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

   The Separate Account also issues interests under EquiBuilder II variable universal life insurance policies, which have policy features that are similar to those of EquiBuilder III Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

   Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Interest Division, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment divisions available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, Telephone Transactions and Written Transactions. There are several different ways to request and receive Policy services.

       E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aig.com/lifeinsurance and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aig.com/lifeinsurance, click the E-Service login link, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-Service Transactions, Telephone Transactions and Written Transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 20).

    .  transfer of accumulation value;*
    .  change of allocation percentages for premium payments; *
    .  change of allocation percentages for Policy deductions; *
    .  telephone transaction privileges; *
    .  loan;*
    .  full surrender;
    .  partial surrender;*
    .  premium payments;**
    .  change of beneficiary or contingent beneficiary;
    .  loan repayments or loan interest payments;**
    .  change of death benefit Option or manner of death benefit payment;
    .  change in specified amount;
    . addition or cancellation of, or other action with respect to any benefit riders;
    .  election of a payment Option for Policy proceeds; and
    .  tax withholding elections.
--------
* These transactions are permitted by E-Service, by telephone or in writing. ** These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   One-time Premium Payments Using E-Service. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Business Day and Close of Business" on page 47.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment divisions based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

   Telephone Transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

VARIABLE INVESTMENT DIVISIONS

   We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity VIP and MFS(R) VIT. One or more of the Funds may sell its shares to other funds. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                              INVESTMENT ADVISER
                      SERIES                             FUND DESCRIPTIONS               (SUB-ADVISER, IF APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager/SM/ - Initial Class   High total return with       Fidelity Management & Research Company
                                                    reduced risk                 (FMR) (FMR Co., Inc.)
                                                                                 (Fidelity Investments Money Management, Inc.)
                                                                                 (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager: Growth(R) - Initial  Maximize total return        Fidelity Management & Research Company
Class                                                                            (FMR) (FMR Co., Inc.)
                                                                                 (Fidelity Investments Money Management, Inc.)
                                                                                 (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) - Initial Class       Long-term capital            Fidelity Management & Research Company
                                                    appreciation                 (FMR) (FMR Co., Inc.)
                                                                                 (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income - Initial Class       Reasonable income and        Fidelity Management & Research Company
                                                    potential capital            (FMR) (FMR Co., Inc.)
                                                    appreciation                 (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth - Initial Class              Capital appreciation         Fidelity Management & Research Company
                                                                                 (FMR) (FMR Co., Inc.)
                                                                                 (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP High Income - Initial Class         High level of current        Fidelity Management & Research Company
                                                    income while considering     (FMR) (FMR Co., Inc.)
                                                    growth of capital            (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Index 500 - Initial Class           Total return of common       Fidelity Management & Research Company
                                                    stocks publicly traded in    (FMR) (FMR Co., Inc.)
                                                    the United States, as        (Geode Capital Management, LLC)
                                                    represented by the
                                                    Standard & Poor's 500(R)
                                                    Index
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond - Initial     High level of current        Fidelity Management & Research Company
Class                                               income consistent with       (FMR) (Fidelity Investments Money
                                                    preservation of capital      Management, Inc.)
                                                                                 (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Money Market - Initial Class        High level of current        Fidelity Management & Research Company
                                                    income consistent with       (FMR) (Fidelity Investments Money
                                                    preservation of capital and  Management, Inc.)
                                                    liquidity                    (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas - Initial Class            Long-term growth of          Fidelity Management & Research Company
                                                    capital                      (FMR) (FMR Co., Inc.)
                                                                                 (Other affiliates of FMR)
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Core Equity - Initial Class              Capital appreciation         Massachusetts Financial Services Company
                                                                                 ("MFS")
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Growth - Initial Class                   Capital appreciation         MFS
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Investors Trust - Initial Class          Capital appreciation         MFS
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research - Initial Class                 Capital appreciation         MFS
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return - Initial Class             Total return                 MFS
-------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities - Initial Class                Total return                 MFS
-------------------------------------------------------------------------------------------------------------------------------

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan. A Fund's prospectus may be supplemented by the Fund's Investment Adviser. Please check the EquiBuilder III webpage at www.aig.com/_3789_533840.html to view your Fund prospectuses and their supplements.

   Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder III Policies. Currently, Massachusetts Financial Services Company, the investment adviser for MFS(R) VIT, and Fidelity Management & Research Company ("FMR"), the investment adviser for Fidelity VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder III Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

VOTING RIGHTS OF A POLICY OWNER

   We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

    .  vote to elect the Boards of Trustees of the Funds;

    .  vote to ratify the selection of independent auditors for the Funds; and

    . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

   Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

   We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

   You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

   We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

   All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

   Examples of issues that require a portfolio-by-portfolio vote are:

    . changes in the fundamental investment Policy of a particular investment portfolio; or

    .  approval of an investment advisory agreement.

THE GUARANTEED INTEREST DIVISION

   We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general assets. Unlike the Separate Account, our general assets may be used to pay any liabilities of AGL in addition to those arising from the Policies. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 11. The charges and expenses of the Funds shown under "Tables of Charges" beginning on page 11 do not apply to our Guaranteed Interest Division.

   You may transfer Policy Account value into the Guaranteed Interest Division at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Interest Division in a Policy year. Please see "Transfers from the Guaranteed Interest Division" on page 34.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

   Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

   Keep in mind as you review the following Policy features that we no longer sell EquiBuilder III Policies.

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday".

DEATH BENEFITS

   We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

    . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

    . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

   The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

   Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

-----------------------------------------------------------------------------------------------------------------
                                         TABLE OF DEATH BENEFITS BASED
                                            ON POLICY ACCOUNT VALUES
-----------------------------------------------------------------------------------------------------------------
INSURED PERSON'S ATTAINED AGE*                               40 or under  45   50   55   60   65   70   75   95
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MINIMUM DEATH BENEFIT AS A PERCENTAGE OF THE POLICY ACCOUNT  250%         215% 185% 150% 130% 120% 115% 105% 104%
-----------------------------------------------------------------------------------------------------------------
*The percentages are interpolated for ages that are not shown here.
-----------------------------------------------------------------------------------------------------------------

   For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

   These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 49.

   Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions.

See "Policy Lapse and Reinstatement," on page 48. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

   If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

MATURITY BENEFIT

   If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

POLICY ISSUANCE INFORMATION

   When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

   We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

   No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and
(b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

   See "Flexible Premium Payments" on page 26 of this prospectus, for additional information concerning procedures for obtaining a Policy.

RIGHT TO EXAMINE

   You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

   A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

    .  10 days after you receive your Policy; or

    .  45 days after you sign Part 1 of the Policy application.

   If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the

Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

FLEXIBLE PREMIUM PAYMENTS

   You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

   You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center shown under "Contact Information" on page 5.

   We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

   Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 49.

   If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

   We have filed a Statement of Additional Information ("SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER

   We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

CHANGES IN EQUIBUILDER III POLICIES

   EquiBuilder III Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

   A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 27.

   A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions - Withdrawing Money from the Policy Account," on page 37.

   Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 26.

   Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 27.

   Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 26.

CHANGING THE FACE AMOUNT OF INSURANCE

   Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

   For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

   Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each Face Amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy - Transaction Fees - Surrender Charge," on page 43.

   Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features--Death Benefits," on page 24.

   Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

   Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 49.

CHANGING DEATH BENEFIT OPTIONS

   Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy - Periodic Charges - Cost of Insurance Charge," on page 45.

   Changing the death benefit Option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit Option.

   We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

WHEN FACE AMOUNT AND DEATH BENEFIT CHANGES GO INTO EFFECT

   Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

   In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations" on page 49.

REPORTS TO POLICY OWNERS

   After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

   We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

   We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving Policy Owner requests, we are open for business at the same time that the NYSE is open for business.

   The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity VIP Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity VIP Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features - Policy Issuance Information," on page 25, regarding the commencement of insurance coverage.

   The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                           ADDITIONAL BENEFIT RIDERS

   You may be eligible to add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider, other than the Accelerated Benefit Settlement Option Rider. You can cancel these benefit riders at any time. Some of the riders provide guaranteed benefits that are obligations against our general assets and not of the Separate Account. See "The Guaranteed Interest Division" on page 23. Please see the "Tables of Charges" on page 11 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. The following additional benefit riders are currently available:

DISABILITY WAIVER BENEFIT RIDER

   With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

ACCIDENTAL DEATH BENEFIT RIDER

   We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

CHILDREN'S TERM INSURANCE RIDER

   This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may terminate this rider at any time. If you do so, the charge will cease.

TERM INSURANCE ON AN ADDITIONAL INSURED PERSON RIDER

   This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

ACCELERATED BENEFIT SETTLEMENT OPTION RIDER

   This rider allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility, as those terms are defined in the rider. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person's sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person's life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

   This Accelerated Benefit Settlement Option Rider is available with EquiBuilder III Policies in those states where the rider has been approved. You can get information on approval of this rider in a particular state from us or from a registered representative authorized to sell the Policies. There is no premium charge for this rider, and you may not add the rider after we have issued a Policy. Receipt of an accelerated benefit may be subject to income tax. You should seek assistance from your personal tax adviser before electing a payment option under this rider.

                          POLICY ACCOUNT TRANSACTIONS

   The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features - Changes in EquiBuilder III Policies," on page 27. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

E-DELIVERY, E-SERVICE, TELEPHONE TRANSACTIONS AND WRITTEN TRANSACTIONS

   See page 18 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

CHANGING PREMIUM AND DEDUCTION ALLOCATION PERCENTAGES

   You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

TRANSFERS OF POLICY ACCOUNT VALUE AMONG INVESTMENT DIVISIONS

   You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the

$25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 5.

   If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 46. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

   A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

   Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions - Transfers from the Guaranteed Interest Division," on page 33.

MARKET TIMING

   The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy Owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy Owner requests:

    . a transfer out of a variable investment division within two calendar weeks of an earlier transfer into that same variable investment division; or

    . a transfer into a variable investment division within two calendar weeks of an earlier transfer out of that same variable investment division; or

    . a transfer out of a variable investment division followed by a transfer into that same variable investment division, more than twice in any one calendar quarter; or

    . a transfer into a variable investment division followed by a transfer out of that same variable investment division, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment division are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment division. We treat such transactions as if they are transfers directly into and out of the same variable investment division. For instance:

   (1) if a Policy Owner requests a transfer out of any variable investment division into the money market investment division, and

   (2) the same Policy Owner, within two calendar weeks requests a transfer out of the money market investment division back into that same variable investment division, then

   (3)   the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

TRANSFERS FROM THE GUARANTEED INTEREST DIVISION

   You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

BORROWING FROM THE POLICY ACCOUNT

   At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 49, with respect to the federal income tax consequences of a loan.

LOAN REQUESTS

   Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

   If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

POLICY LOAN INTEREST

   Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

   The maximum rate is the greater of:

    .  5 1/2% ; or

    . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

   If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

   We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

   Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

WHEN INTEREST IS DUE

   Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

REPAYING THE LOAN

   You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a loan repayment unless you include with the payment written instructions that we should apply it as a premium payment.

   We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity VIP Equity - Income Division, we will not allocate repayments to the Fidelity VIP Equity - Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

THE EFFECTS OF A POLICY LOAN ON THE POLICY ACCOUNT

   A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

   We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4 1/2. Currently:

    . for the first ten Policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and

    . after the tenth Policy year, (a) the interest rate applied to Preferred Loan amounts (as defined below) in the Guaranteed Interest Division will be equal to the interest rate charged on the loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set out in the first bullet.

   Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

   "Preferred Loans" are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. We will charge a lower interest rate on these loans. The maximum amount eligible for Preferred Loans for any year is:

    . 10% of your Policy Account value or "accumulation value" (which includes any amount we are holding in the Guaranteed Interest Division as collateral for your Policy loans) at the Policy anniversary; or

    . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your Preferred Loan collateral amount at a guaranteed annual effective rate of 4 1/2%. We intend to set the rate of interest you are paying to the same 4 1/2% rate we credit to your Preferred Loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

    . will always be greater than or equal to the guaranteed Preferred Loan collateral rate of 4 1/2%; and

    .  will never exceed an annual effective rate of the greater of:

       (1)   5 1/2%; or
       (2) the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. See "Policy Loan Interest" on page 35 for a description of the Published Monthly Average.

   The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity VIP Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity VIP Money Market division. However, the $1,000 earns interest at a declared interest rate.

   A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy Lapse and Reinstatement," on page 48 of this prospectus.

WITHDRAWING MONEY FROM THE POLICY ACCOUNT

   After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

    .  be at least $500;

    . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

    . not cause the Policy to fail to qualify as life insurance under applicable law.

   You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity VIP Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

   When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 46.

   A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features - Death Benefits," on page 24.

   If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 49, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

SURRENDERING THE POLICY FOR ITS NET CASH SURRENDER VALUE

   During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy - Transaction Fees - Surrender Charge," on page 43. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

   You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 49, for the tax consequences of a surrender.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

   The following payment options are generally available:

   Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

   Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

   Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

   Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

   We guarantee interest under the foregoing options at the rate of 3% a year.

   We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

   The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

   We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

   You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 39. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

THE BENEFICIARY

   You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

   At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   We generally will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 5. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

   We may defer determination of values and payment for one or more of the following reasons:

    . We contest the Policy, or we are deciding whether or not to contest the Policy;

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable;

    .  the SEC by order so permits for the protection of Policy Owners; or

    . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

DELAY REQUIRED UNDER APPLICABLE LAW

   We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

    . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

    . replace the underlying Fund that any investment division uses with another fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment divisions, combine two or more investment divisions or withdraw assets relating to the Policies from one investment division and put them into another, subject to SEC and other required regulatory approvals;

    . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

    .  change our underwriting and risk class guidelines;

    . operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                  VARIATIONS IN POLICY OR INVESTMENT DIVISION
                             TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment divisions. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS"

   We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

STATE LAW REQUIREMENTS

   AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

EXPENSES OR RISKS

   AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

UNDERLYING INVESTMENTS

   You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using.

                           CHARGES UNDER THE POLICY

   Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity VIP Money Market division.

   The following information describes the charges under the Policy as shown beginning on page 11 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the premium expense charge and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

TRANSACTION FEES

   Premium Expense Charge. We deduct 5% of each Policy premium payment we receive as a Premium Expense Charge. We deduct this charge for each premium paid during a Policy year until the total amount of premiums for that Policy year equal the Target Premium. We do not deduct a Premium Expense Charge for premiums that you pay during that Policy year which exceed the Target Premium. During the next Policy year, we will again deduct a Premium Expense Charge of 5% until total premiums paid during that Policy year equal the Target Premium.

   You can reduce aggregate Premium Expense Charges by concentrating premium payments in a few Policy years so that the premiums paid in each of those years exceed a Target Premium. However, concentrating premium payments during a Policy's early Policy years, and in particular during the first Policy year, may increase the surrender charge if you surrender your Policy or, in some instances, if you reduce your Policy's Face Amount or let it lapse during the first ten Policy years. In addition, concentrating premium payments during the first seven Policy years can increase the likelihood that a Policy will be considered a MEC. See "Federal Tax Considerations," on page 49.

   We deduct a Premium Expense Charge to recover some of the costs of distributing the EquiBuilder III Policies. These expenses include agents' commissions and printing prospectuses and sales literature. We do not profit from this charge.

   Statutory Premium Taxes. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

   Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

   The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

    . 25% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

    . 9% of any additional premiums you pay during the first through tenth Policy years.

   Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

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Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected.
The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.
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  DURING YEAR  PREMIUM      CHARGE  PREMIUM      CHARGE  PREMIUM      CHARGE
               PAYMENT              PAYMENT              PAYMENT
               ASSUMPTIONS          ASSUMPTIONS          ASSUMPTIONS
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       1       $3,000       $  635  $2280        $ 570   $1140        $ 285
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       2         3000          905   2280          775    3420          593
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       3         3000         1140   2280          980    2280          790
  ---------------------------------------------------------------------------
       4         3000         1140   2280         1140    2280         1003
  ---------------------------------------------------------------------------
       5         3000         1140   2280         1140    2280         1140
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       6         3000         1140   2280         1140    2280         1140
  ---------------------------------------------------------------------------
       7         3000          912   2280          912    2280          912
  ---------------------------------------------------------------------------
       8         3000          684   2280          684    2280          684
  ---------------------------------------------------------------------------
       9         3000          456   2280          456    2280          456
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      10         3000          228   2280          228    2280          228
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   We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

   Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

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   For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

   Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000. $200,000 = .5)

   Then multiply this fraction by the surrender charge in effect before the decrease.

       Pro rata surrender charge = .5 x $1,140 = $570.

   Thus, you would be charged $570 for decreasing the Face Amount of this
Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.
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   Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions - Withdrawing Money from the Policy Account" on page 37.

   We do not charge a partial surrender processing fee for Face Amount decreases.

   Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features - Changes in EquiBuilder III Policies," on page 27.

   Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions," on page 31. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

   Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

PERIODIC CHARGES

   At the beginning of each Policy month, we deduct the following charges from each Policy Account.

   Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $9 per month. We may raise this $9 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

   For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder III Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses, overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

   Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features - Death Benefits," on page 24), the net amount at risk for the month will also rise.

   For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

   We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

   In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 8 of the SAI.

   Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder III Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value - Determination of the Unit Value" on page 47.

   We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

   Fees and Expenses and Money Market Investment Division. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment division may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment division are less than the Policy's fees and expenses, the money market investment division's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment division will lose value.

   Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 11.

ANNUAL FUND EXPENSES

   The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this prospectus.

   We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges". See also "Charges Under the Policy - Transaction Fees - Surrender Charge," on page 43.

ALLOCATION OF POLICY ACCOUNT CHARGES

   Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

   We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                             POLICY ACCOUNT VALUE

   The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

   Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 23.

AMOUNTS IN THE VARIABLE INVESTMENT DIVISIONS

   We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" on page 31 regarding the effective dates of Policy Account transactions.)

   The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

   You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

BUSINESS DAY AND CLOSE OF BUSINESS

   We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

   Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

DETERMINATION OF THE UNIT VALUE

   The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

   We determine a net investment factor for each variable investment division every business day as follows:

    . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

    . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

    . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

    . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

    . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

    . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

   Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                        POLICY LAPSE AND REINSTATEMENT

LAPSE OF THE POLICY

   If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, plus any loan interest due, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

   If we receive at least the amount to cover three months' charges, plus any loan interest due, before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

   If we do not receive at least the amount to cover three months' charges, plus any loan interest due, within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

   If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

REINSTATEMENT OF THE POLICY

   You may reinstate your Policy within three years after it lapses if:

    .  you provide evidence that the Insured Person is still insurable; and

    . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

   The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses you may have to pay income tax on a portion of any outstanding loan.

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and my include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and
(b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS

   The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance Policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

OTHER EFFECTS OF POLICY CHANGES

   Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy. Under Notice 2006-95 published by the Internal Revenue Service, certain policy changes, not expressly provided for in your Policy, may have adverse federal income tax effects. You should consult your own competent, professional tax adviser on this issue.

RIDER BENEFITS

   We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

   As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT

   If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other Policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

POLICY LAPSES AND REINSTATEMENTS

   A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the

Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

ESTATE AND GENERATION SKIPPING TAXES

   If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. For 2014, the federal estate, gift and generation skipping tax exemptions increased to $5,340,000 ($10,680,000 for married couples). You should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS

   The IRS and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

PENSION AND PROFIT-SHARING PLANS

   If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

OTHER EMPLOYEE BENEFIT PROGRAMS

   Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

   Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

OUR TAXES

   We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

   Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

WHEN WE WITHHOLD INCOME TAXES

   Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

TAX CHANGES

   The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014 the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-340-2765.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment divisions and the Policy, please refer to the registration statements and exhibits.

                                  DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center - The address of the Administrative Center of AGL is Variable Universal Life Administration, P.O. Box 9318, Amarillo, Texas 79105-9318. See "Contact Information" on page 5.

Age - The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us - American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder III individual flexible premium variable universal life insurance Policies described in this prospectus.

Face Amount - The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s) - Portfolio(s) of Fidelity Variable Insurance Products and MFS(R) Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division - A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person - The person whose life is insured under a Policy.

Policy Account - The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary - An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month - A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your - The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year - An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date - The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC - The Securities and Exchange Commission.

Separate Account - Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information - The Statement of Additional Information ("SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder III Policies.

Target Premium - A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder III Policy is shown on the Policy Information page of the Policy.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                   REV. 04/2014

        WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE UNITED FACTS STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE) DO
        WITH YOUR PERSONAL INFORMATION?

        Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all
 WHY? sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

        The types of personal information we collect and share depend on the product or service you have with us. This information can include:
            .  Social Security number and Medical Information
 WHAT?      .  Income and Credit History
            .  Payment History and Employment Information
        When you are no longer our customer, we continue to share your information as described in this notice.

        All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the
 HOW? reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

 REASONS WE CAN SHARE YOUR PERSONAL       DO AGL & US LIFE  CAN YOU LIMIT THIS
 INFORMATION                              SHARE?            SHARING?
 FOR OUR EVERYDAY BUSINESS PURPOSES -           Yes                No
 such as to process your transactions,
 maintain your account(s), respond to
 court orders and legal investigations,
 or report to credit bureaus.

 FOR OUR MARKETING PURPOSES - to offer          Yes                No
 our products and services to you

 FOR JOINT MARKETING WITH OTHER                 Yes                No
 FINANCIAL COMPANIES

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          Yes                No
 PURPOSES - information about your
 transactions and experiences

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          No           We don't share
 PURPOSES - information about your
 creditworthiness

 FOR OUR AFFILIATES TO MARKET TO YOU            No           We don't share

 FOR NONAFFILIATES TO MARKET TO YOU             No           We don't share

           For AGL and US Life variable or index annuity contracts, call QUESTIONS? 1-800-445-7862 or write to us at:
           P. O. Box 15570, Amarillo, TX 79105-5570.
           For AGL and US Life variable universal life insurance policies (except for Executive Advantage policies), call 1-800-340-2765 or write to us at: P. O. Box 9318, Amarillo, TX 79105-9318.
           For AGL and US Life Executive Advantage variable universal life insurance policies, call 1-888-222-4943 (AGL) or 1-877-883-6596 (US
           Life) or write to us at: 2929 Allen Parkway - A35-50, Houston,
           TX 77019.
           For AGL and US Life single premium immediate variable annuity contracts, call 1-877-299-1724 or write to us at: Group Annuity Admin Department, 405 King Street, 4th Floor, Wilmington, DE 19801.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                    Rev. 4/2014
                                                                         Page 2

 WHO WE ARE
 WHO IS PROVIDING THIS  American General Life Insurance Company and The United
 NOTICE?                States Life Insurance Company in the City of New York.

 WHAT WE DO
 HOW DO AGL & US        To protect your personal information from unauthorized
 LIFE PROTECT MY        access and use, we use security measures that comply
 PERSONAL INFORMATION?  with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

 HOW DO AGL & US        We collect your personal information, for example,
 LIFE COLLECT MY        when you
 PERSONAL INFORMATION?  .   Open an account or give us your contact information
                        .   Provide account information or make a wire transfer
                        .   Deposit money or close/surrender an account
                        We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

 WHY CAN'T I LIMIT ALL  Federal law gives you the right to limit only
 SHARING?               .   sharing for affiliates' everyday business purposes
                            - information about your creditworthiness
                        .   affiliates from using your information to market
                            to you
                        .   sharing for nonaffiliates to market to you
                        State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

 DEFINITIONS
 AFFILIATES             Companies related by common ownership or control. They
                        can be financial and non-financial companies.
                        .   Our affiliates include the member companies of
                            American International Group, Inc.

 NONAFFILIATES          Companies not related by common ownership or control.
                        They can be financial and nonfinancial companies.
                        .   AGL & US Life do not share with nonaffiliates so
                            they can market to you.

 JOINT MARKETING        A formal agreement between nonaffiliated financial
                        companies that together market financial products or services to you.
                        .   Our joint marketing partners include companies
                            with which we jointly offer insurance products, such as a bank.

OTHER IMPORTANT INFORMATION

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the address indicated on the first page.

FOR VERMONT RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by Vermont law, such as to process your transactions or to maintain your account. In addition, we will not share information about your creditworthiness with our affiliates except with your authorization.

FOR CALIFORNIA RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

FOR NEVADA RESIDENTS ONLY. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling or writing to us at the numbers and addresses referenced in the Questions section.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

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 Every day the choices we       VUL eDelivery is an electronic service
 make impact those around us.   enabling you to receive email notifications
 How about making a choice      when your account-related documents are
 that impacts our environment?  available to view online.
 When you enroll in VUL
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                                To enroll in VUL eDelivery, call Customer
 We have partnered with the     Service or log in to eService at
 National Forest Foundation     www.aig.com/lifeinsurance. Afer you sign on,
 and for every enrollment in    select "MY PROFILE" and edit your
 VUL eDelivery, a tree will be  communication preference. Once you've
 planted in appreciation.       subscribed to VUL eDelivery, you will get a
                                change confirmation email.

                                NEED FURTHER CONVINCING?
                                BY CHOOSING VUL EDELIVERY, YOU CAN:
                                .   Preserve the environment
                                .   Reduce paperwork clutter
                                .   Receive documents faster
                                Sign up for VUL eDelivery and make the natural choice.

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Not available for all products. Policies issued by AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL), 2727-A Allen Parkway, Houston, Texas 77019 and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE). Variable universal life insurance policies issued by AGL or US Life are distributed by AIG Capital Services, Inc., member FINRA. AGL and US Life are member companies of American International Group, Inc. (AIG). AIG does not underwrite any policy described herein. Policies and riders not available in all states. For more information contact Customer Service at P.O. Box 9318, Amarillo, Texas 79105-9318. Phone number 800-340-2765 or for hearing impaired 888-436-5256.

AGLC105386 REV0414 (C)2014 American International Group, Inc. (AIG). All rights reserved.

For more information on the National Forest Foundation please visit www.nationalforests.org.

 LOGO

For additional information about the EquiBuilder III Policies and the Separate          ---------------------------
Account, you may request a copy of the Statement of Additional Information (the             For E-SERVICE and
"SAI"), dated May 1, 2014. We have filed the SAI with the SEC and have                  E-DELIVERY, or to view and
incorporated it by reference into this prospectus. You may obtain a free copy of the       Print Policy or Fund
SAI and the Policy or Fund prospectuses if you write us at our Administrative            prospectuses visit us at
Center, which is located at VUL Administration, P.O. Box 9318, Amarillo, Texas          www.aig.com/lifeinsurance
79105-9318 or call us at 1-800-340-2765. You may also obtain the SAI from your          ---------------------------
AGL representative through which the Policies may be purchased. Additional information about the EquiBuilder III Policies, including personalized illustrations of death benefits, cash surrender values, and Policy Account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy
Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http:// www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, TX 77019

EQUIBUILDER III FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
Policy Form Number T1735

Not available in the state of New York

DISTRIBUTED BY AIG CAPITAL SERVICES, INC.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its
responsibility. AGL is responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The
Policies are not available in all states.

(C) 2014. American International Group, Inc. All Rights Reserved                          ICA File No. 811-06366

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-2

                            EQUIBUILDER III POLICIES

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 9318, AMARILLO, TEXAS 79105-9318

 TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2014


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated May 1, 2014, describing the EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION ............................................     3

    AGL ........................................................     3
    Separate Account VUL-2 .....................................     3
    American Home Assurance Company ............................     3

SERVICES .......................................................     4

MORE INFORMATION ON LAPSE OF THE POLICY ........................     4

DISTRIBUTION OF THE POLICIES ...................................     5

ADDITIONAL INFORMATION .........................................     5

    Material Conflicts .........................................     5
    Limits on AGL's Right to Challenge a Policy ................     6
    Special Purchase Plans .....................................     7
    Underwriting Procedures and Cost of Insurance Charges ......     7
    Employee Benefit Plans .....................................     8
    Dividends ..................................................     8

ACTUARIAL EXPERT ...............................................     8

FINANCIAL STATEMENTS ...........................................     8

    Separate Account Financial Statements ......................     8
    AGL Consolidated Financial Statements ......................     8
    American Home Statutory Basis Financial Statements .........     9
    American International Group, Inc. Financial Information ...     9

                              GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

     AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

     American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Contracts are AGL's, and American International Group, Inc. has no legal obligation to back those commitments.

SEPARATE ACCOUNT VUL-2

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

     For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

     All references in this SAI to American Home Assurance Company ("American Home") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

     American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of AGL.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), were previously parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, AGL paid AGLC for these services $345,841,461.

     AGLC was merged into AGL at the end of 2011. AGL now provides all of the services that were previously provided by AGLC. During 2013 and 2012, AGL paid AIG for these services $89,508,560 and $30,173,049, respectively.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                    MORE INFORMATION ON LAPSE OF THE POLICY

     A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

     We sell our Policies primarily through our insurance agents or brokers, who are authorized by law to sell variable universal life insurance. These persons are registered representatives of broker-dealers that are members of FINRA, and with which AGS may enter into a selling agreement.

     Broker-dealers earn commissions on Policy sales of up to 90% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

     Under the Public Disclosure Program, FINRA Regulation ("FINRA") provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

                             ADDITIONAL INFORMATION

     The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state  insurance  law  or  federal  income  tax  law  changes;

     .    investment  management  of  an  investment  portfolio  changes;  or

     . voting instructions given by owners of variable universal life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy Owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

LIMITS ON AGL'S RIGHT TO CHALLENGE A POLICY

     We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

     Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

     Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

     We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

     If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

     If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

     If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

SPECIAL PURCHASE PLANS

     Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

UNDERWRITING PROCEDURES AND COST OF INSURANCE CHARGES

     Cost of insurance charges for the Policies will not be the same for all Policy Owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy Owner pays a cost of insurance charge related to the Insured Person's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the Insured Person and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all Insured Persons would discriminate unfairly in favor of those Insured Persons representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy Owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy Owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among Insured Persons, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

     Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

EMPLOYEE BENEFIT PLANS

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

DIVIDENDS

     We pay no dividends on the Policies offered by this Prospectus.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Tim Donovan, who is an actuary of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account VUL-2 and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and American Home.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The financial statements of Separate Account VUL-2 as of December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL  CONSOLIDATED  FINANCIAL  STATEMENTS

     The consolidated financial statements of AGL as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

     The statutory financial statements of American Home as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

     On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance
Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

     The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

     . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over inancial Reporting)which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013

     The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

     . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013.

     American International Group, Inc. does not underwrite any insurance policy referenced herein.

     You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the American Home guarantee.

     You should consider the consolidated financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

Logo of AIG




                                               Variable Universal Life Insurance
                                                          Separate Account VUL-2






                                                                            2013

                                                                   Annual Report

                                                               December 31, 2013











                                         American General Life Insurance Company

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Contract Owners of
American General Life Insurance Company Separate Account VUL-2

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of the American General Life Insurance Company Separate Account VUL-2 at December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2014

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

                                                                                           Due from (to)
                                                                         Investment       American General
                                                                       securities - at    Life Insurance
Divisions                                                                fair value           Company        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class                    $ 13,778,633       $         -      $ 13,778,633
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class               8,189,434                 -         8,189,434
Fidelity VIP Contrafund Portfolio - Initial Class                         38,926,762                 -        38,926,762
Fidelity VIP Equity-Income Portfolio - Initial Class                      35,650,303                 -        35,650,303
Fidelity VIP Growth Portfolio - Initial Class                             52,105,205                 -        52,105,205
Fidelity VIP High Income Portfolio - Initial Class                         2,804,298                 -         2,804,298
Fidelity VIP Index 500 Portfolio - Initial Class                          36,145,339                 -        36,145,339
Fidelity VIP Investment Grade Bond Portfolio - Initial Class               3,742,558                 -         3,742,558
Fidelity VIP Money Market Portfolio - Initial Class                        2,620,498                 -         2,620,498
Fidelity VIP Overseas Portfolio - Initial Class                           10,048,721                 -        10,048,721
MFS VIT Core Equity Series - Initial Class                                 6,986,432                 -         6,986,432
MFS VIT Growth Series - Initial Class                                     12,976,082                 -        12,976,082
MFS VIT Investors Trust Series - Initial Class                             3,196,715                 -         3,196,715
MFS VIT Research Series - Initial Class                                    5,360,843                 -         5,360,843
MFS VIT Total Return Series - Initial Class                                5,208,967                 -         5,208,967
MFS VIT Utilities Series - Initial Class                                  10,376,855                 -        10,376,855

                             See accompanying notes.

                                    VUL-2 - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                                 A              B            A+B=C            D              E              F            C+D+E+F
                                                                                                      Net change in     INCREASE
                                            Mortality                                                   unrealized   (DECREASE) IN
                                           and expense                  Net realized   Capital gain    appreciation    NET ASSETS
                             Dividends      risk and          NET        gain (loss)   distributions  (depreciation)   RESULTING
                            from mutual   administrative  INVESTMENT         on         from mutual         of            FROM
Divisions                      funds         charges     INCOME (LOSS)   investments       funds       investments     OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager
  Portfolio - Initial Class $    208,501  $   (100,415)  $     108,086  $     167,445  $      32,337  $    1,549,207 $    1,857,075
Fidelity VIP Asset
  Manager: Growth Portfolio
  - Initial Class                 78,560       (58,170)         20,390        141,684         21,507       1,332,643      1,516,224
Fidelity VIP Contrafund
  Portfolio - Initial Class      380,692      (270,259)        110,433      1,183,602         10,137       8,248,572      9,552,744
Fidelity VIP Equity-Income
  Portfolio - Initial Class      835,231      (255,142)        580,089        917,914      2,214,912       4,389,387      8,102,302
Fidelity VIP Growth
  Portfolio - Initial Class      133,881      (350,553)      (216,672)      1,445,113         31,876      12,933,947     14,194,264
Fidelity VIP High Income
  Portfolio - Initial Class      161,247       (21,533)        139,714          1,875              -           2,611        144,200
Fidelity VIP Index 500
  Portfolio - Initial Class      625,364      (251,923)        373,441        990,974        334,585       7,392,128      9,091,128
Fidelity VIP Investment
  Grade Bond Portfolio -
  Initial Class                   91,219       (31,405)         59,814       (49,493)         46,787       (165,333)       (108,225)
Fidelity VIP Money Market
  Portfolio - Initial Class          858       (21,304)       (20,446)              -              -               -       (20,446)
Fidelity VIP Overseas
  Portfolio - Initial Class      124,254       (68,528)         55,726        133,700         34,062       2,160,825      2,384,313
MFS VIT Core Equity Series
  - Initial Class                 64,937       (48,693)         16,244        281,057              -       1,574,984      1,872,285
MFS VIT Growth Series -
  Initial Class                   27,449       (88,348)       (60,899)        488,377         86,947       3,107,624      3,622,049
MFS VIT Investors Trust
  Series - Initial Class          32,588       (22,365)         10,223        110,515              -         681,083        801,821
MFS VIT Research Series -
  Initial Class                   16,277       (37,286)       (21,009)        195,361         12,129       1,160,379      1,346,860
MFS VIT Total Return
  Series - Initial Class          89,454       (37,974)         51,480        122,560              -         671,742        845,782
MFS VIT Utilities Series -
  Initial Class                  237,593       (77,309)        160,284        315,564        189,688       1,167,473      1,833,009

                             See accompanying notes.

                                    VUL-2 - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2013

                                                                          Net Asset    Value of
                                                                          Value Per    Shares at      Cost of
Divisions                                                     Shares       Share      Fair Value    Shares Held    Level /(1)/
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class            799,225  $    17.24  $ 13,778,633  $  11,630,145       1
Fidelity VIP Asset Manager: Growth Portfolio - Initial
  Class                                                         447,510       18.30     8,189,434      6,411,332       1
Fidelity VIP Contrafund Portfolio - Initial Class             1,133,239       34.35    38,926,762     25,887,272       1
Fidelity VIP Equity-Income Portfolio - Initial Class          1,530,713       23.29    35,650,303     28,410,062       1
Fidelity VIP Growth Portfolio - Initial Class                   911,887       57.14    52,105,205     32,423,408       1
Fidelity VIP High Income Portfolio - Initial Class              483,500        5.80     2,804,298      2,814,477       1
Fidelity VIP Index 500 Portfolio - Initial Class                194,027      186.29    36,145,339     25,180,536       1
Fidelity VIP Investment Grade Bond Portfolio - Initial
  Class                                                         302,796       12.36     3,742,558      4,015,170       1
Fidelity VIP Money Market Portfolio - Initial Class           2,620,498        1.00     2,620,498      2,620,498       1
Fidelity VIP Overseas Portfolio - Initial Class                 486,857       20.64    10,048,721      7,799,584       1
MFS VIT Core Equity Series - Initial Class                      296,538       23.56     6,986,432      4,452,368       1
MFS VIT Growth Series - Initial Class                           332,124       39.07    12,976,082      7,893,367       1
MFS VIT Investors Trust Series - Initial Class                  106,735       29.95     3,196,715      2,071,895       1
MFS VIT Research Series - Initial Class                         186,529       28.74     5,360,843      3,391,813       1
MFS VIT Total Return Series - Initial Class                     222,226       23.44     5,208,967      4,086,431       1
MFS VIT Utilities Series - Initial Class                        325,497       31.88    10,376,855      8,079,556       1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                             See accompanying notes.

                                    VUL-2 - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                   Divisions
                                                      ------------------------------------------------------------------
                                                                         Fidelity VIP
                                                                            Asset
                                                       Fidelity VIP        Manager:       Fidelity VIP     Fidelity VIP
                                                      Asset Manager         Growth         Contrafund     Equity-Income
                                                       Portfolio -       Portfolio -      Portfolio -      Portfolio -
                                                      Initial Class     Initial Class    Initial Class    Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
  Net investment income (loss)                         $     108,086    $      20,390    $     110,433    $     580,089
  Net realized gain (loss) on investments                    167,445          141,684        1,183,602          917,914
  Capital gain distributions from mutual funds                32,337           21,507           10,137        2,214,912
  Net change in unrealized appreciation
    (depreciation) of investments                          1,549,207        1,332,643        8,248,572        4,389,387
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                               1,857,075        1,516,224        9,552,744        8,102,302
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                             1,072,605          699,603        2,338,592        2,635,989
  Net transfers from (to) other Divisions or fixed
    rate option                                             (41,598)         (24,622)        (369,278)        (255,698)
  Cost of insurance and other charges                    (1,387,561)        (738,636)      (2,646,239)      (3,151,641)
  Policy loans                                              (81,613)          (8,069)        (185,503)         (98,542)
  Death benefits                                            (58,088)          (3,690)        (155,766)        (163,618)
  Withdrawals                                              (858,370)        (775,669)      (3,280,539)      (2,765,636)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                 (1,354,625)        (851,083)      (4,298,733)      (3,799,146)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      502,450          665,141        5,254,011       4,303,156

NET ASSETS:
  Beginning of year                                       13,276,183        7,524,293       33,672,751      31,347,147
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $  13,778,633    $   8,189,434    $  38,926,762    $ 35,650,303
                                                      ===============  ===============  ===============  ===============

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                         $     100,017    $      48,260    $     188,853    $     718,248
  Net realized gain (loss) on investments                     59,544           28,250          607,071          516,194
  Capital gain distributions from mutual funds                97,439           27,039                -        1,987,429
  Net change in unrealized appreciation
    (depreciation) of investments                          1,251,502          925,494        4,194,625        1,580,659
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                               1,508,502        1,029,043        4,990,549        4,802,530
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                             1,289,877          761,562        2,577,081        2,873,355
  Net transfers from (to) other Divisions or fixed
    rate option                                             (257,745)         (29,096)        (264,261)        (544,782)
  Cost of insurance and other charges                     (1,486,007)        (765,757)      (2,805,467)      (3,298,758)
  Policy loans                                               (84,768)         (51,746)        (346,235)         (89,215)
  Death benefits                                             (33,333)         (13,504)        (124,884)        (214,255)
  Withdrawals                                             (1,149,592)        (720,563)      (3,828,863)      (3,045,028)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
principal transactions                                    (1,721,568)        (819,104)      (4,792,629)      (4,318,683)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (213,066)         209,939          197,920          483,847

NET ASSETS:
  Beginning of year                                       13,489,249        7,314,354       33,474,831       30,863,300
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $  13,276,183    $   7,524,293    $  33,672,751    $  31,347,147
                                                      ===============  ===============  ===============  ===============

                             See accompanying notes.

                                    VUL-2 - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                    Divisions
                                                      ------------------------------------------------------------------
                                                       Fidelity VIP     Fidelity VIP     Fidelity VIP     Fidelity VIP
                                                          Growth        High Income       Index 500        Investment
                                                       Portfolio -      Portfolio -      Portfolio -       Grade Bond
                                                      Initial Class    Initial Class    Initial Class      Portfolio -
                                                                                                          Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2013
OPERATIONS:
  Net investment income (loss)                         $    (216,672)   $     139,714    $     373,441    $      59,814
  Net realized gain (loss) on investments                  1,445,113            1,875          990,974          (49,493)
  Capital gain distributions from mutual funds                31,876                -          334,585           46,787
  Net change in unrealized appreciation
    (depreciation) of investments                         12,933,947            2,611        7,392,128         (165,333)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                              14,194,264          144,200        9,091,128         (108,225)
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                             3,809,231          226,887        2,915,996          365,244
  Net transfers from (to) other Divisions or fixed
    rate option                                             (424,071)           7,536         (161,313)        (153,662)
  Cost of insurance and other charges                     (4,307,676)        (294,890)      (3,092,832)        (458,247)
  Policy loans                                              (258,210)         (21,847)        (173,485)            2,402
  Death benefits                                            (170,773)          (7,112)         (86,351)         (62,863)
  Withdrawals                                             (3,325,338)        (188,053)      (3,049,028)        (472,206)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                  (4,676,837)        (277,479)      (3,647,013)        (779,332)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    9,517,427         (133,279)       5,444,115         (887,557)

NET ASSETS:
  Beginning of year                                       42,587,778        2,937,577       30,701,224        4,630,115
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $  52,105,205    $   2,804,298    $  36,145,339    $   3,742,558
                                                      ===============  ===============  ===============  ===============

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                         $     (78,917)   $     141,500    $     400,808    $      68,653
  Net realized gain (loss) on investments                  1,028,358           (6,527)         472,241          (19,163)
  Capital gain distributions from mutual funds                     -                -          406,389          118,927
  Net change in unrealized appreciation
    (depreciation) of investments                          4,879,849          219,983        3,124,655           55,609
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                               5,829,290          354,956        4,404,093          224,026
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                             4,358,140          243,761        3,240,040          424,304
  Net transfers from (to) other Divisions or fixed
    rate option                                             (765,714)         142,393         (389,470)         446,379
  Cost of insurance and other charges                     (4,554,270)        (290,204)      (3,264,361)        (488,301)
  Policy loans                                              (294,143)         (18,234)        (257,247)          (7,245)
  Death benefits                                            (472,092)          (3,953)        (117,654)         (37,108)
  Withdrawals                                             (4,333,947)        (211,704)      (3,343,783)        (567,971)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                  (6,062,026)        (137,941)      (4,132,475)        (229,942)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (232,736)         217,015          271,618           (5,916)

NET ASSETS:
  Beginning of year                                       42,820,514        2,720,562       30,429,606         4,636,031
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $  42,587,778    $   2,937,577    $  30,701,224    $    4,630,115
                                                      ===============  ===============  ===============  ===============

                             See accompanying notes.

                                    VUL-2 - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                   Divisions
                                                      ------------------------------------------------------------------
                                                       Fidelity VIP     Fidelity VIP     MFS VIT Core       MFS VIT
                                                       Money Market       Overseas      Equity Series    Growth Series
                                                       Portfolio -      Portfolio -       - Initial        - Initial
                                                      Initial Class    Initial Class        Class            Class
FOR THE YEAR ENDED DECEMBER 31, 2013
OPERATIONS:
  Net investment income (loss)                         $     (20,446)   $      55,726    $      16,244    $     (60,899)
  Net realized gain (loss) on investments                          -          133,700          281,057          488,377
  Capital gain distributions from mutual funds                     -           34,062                -           86,947
  Net change in unrealized appreciation
    (depreciation) of investments                                  -        2,160,825        1,574,984        3,107,624
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                                 (20,446)       2,384,313        1,872,285        3,622,049
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                               436,411          771,153          560,785          982,972
  Net transfers from (to) other Divisions or fixed
    rate option                                              585,520          (92,467)          13,935          (99,009)
  Cost of insurance and other charges                       (530,493)        (828,282)        (575,758)      (1,002,728)
  Policy loans                                               (23,398)          (6,775)         (49,252)         (81,643)
  Death benefits                                             (25,898)        (158,747)         (23,536)         (23,171)
  Withdrawals                                               (810,696)        (746,632)        (721,567)      (1,216,397)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (368,554)      (1,061,750)        (795,393)      (1,439,976)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (389,000)       1,322,563        1,076,892        2,182,073

NET ASSETS:
  Beginning of year                                        3,009,498        8,726,158        5,909,540       10,794,009
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $   2,620,498    $  10,048,721    $   6,986,432    $  12,976,082
                                                      ===============  ===============  ===============  ===============

FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                         $     (20,580)   $      99,498    $       1,274    $     (82,198)
  Net realized gain (loss) on investments                          -          (83,318)         125,383          209,596
  Capital gain distributions from mutual funds                     -           28,357                -                -
  Net change in unrealized appreciation
    (depreciation) of investments                                  -        1,527,803          740,633        1,530,026
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                                 (20,580)       1,572,340          867,290        1,657,424
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                               503,049          864,358          606,597        1,044,468
  Net transfers from (to) other Divisions or fixed
    rate option                                              516,334         (167,996)         (57,591)        (101,225)
  Cost of insurance and other charges                       (584,293)        (877,647)        (587,789)      (1,021,436)
  Policy loans                                               (11,177)         (50,906)        (107,038)         (89,186)
  Death benefits                                              (8,859)         (32,057)         (24,857)         (46,147)
  Withdrawals                                               (990,352)      (1,017,595)        (678,265)      (1,053,546)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (575,298)      (1,281,843)        (848,943)      (1,267,072)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (595,878)         290,497           18,347          390,352

NET ASSETS:
  Beginning of year                                        3,605,376        8,435,661        5,891,193       10,403,657
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $   3,009,498    $   8,726,158    $   5,909,540    $  10,794,009
                                                      ===============  ===============  ===============  ===============

                             See accompanying notes.

                                    VUL-2 - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                   Divisions
                                                      ------------------------------------------------------------------
                                                         MFS VIT
                                                        Investors         MFS VIT       MFS VIT Total       MFS VIT
                                                       Trust Series       Research      Return Series      Utilities
                                                        - Initial         Series -        - Initial         Series -
                                                          Class        Initial Class        Class        Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2013
OPERATIONS:
  Net investment income (loss)                         $      10,223    $     (21,009)   $      51,480    $     160,284
  Net realized gain (loss) on investments                    110,515          195,361          122,560          315,564
  Capital gain distributions from mutual funds                     -           12,129                -          189,688
  Net change in unrealized appreciation
(depreciation) of investments                                681,083        1,160,379          671,742        1,167,473
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
operations                                                   801,821        1,346,860          845,782        1,833,009
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                               220,374          413,348          447,827          632,616
  Net transfers from (to) other Divisions or fixed
    rate option                                               11,037           (2,783)         (18,810)         (39,179)
  Cost of insurance and other charges                       (252,649)        (455,944)        (486,298)        (719,735)
  Policy loans                                               (17,512)         (26,198)         (14,981)         (34,386)
  Death benefits                                             (16,126)          (3,201)         (16,529)         (41,681)
  Withdrawals                                               (228,797)        (465,914)        (506,285)      (1,096,569)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (283,673)        (540,692)        (595,076)      (1,298,934)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      518,148          806,168          250,706          534,075

NET ASSETS:
  Beginning of year                                        2,678,567        4,554,675        4,958,261        9,842,780
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $   3,196,715    $   5,360,843    $   5,208,967    $  10,376,855
                                                      ===============  ===============  ===============  ===============


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
  Net investment income (loss)                         $       3,533    $       1,864    $      99,658    $     586,956
  Net realized gain (loss) on investments                     64,654          105,078           67,913          164,210
  Capital gain distributions from mutual funds                     -                -                -                -
  Net change in unrealized appreciation
    (depreciation) of investments                            390,218          598,448          335,867          426,297
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                                 458,405          705,390          503,438        1,177,463
                                                      ---------------  ---------------  ---------------  ---------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                               233,123          451,728          487,340          712,536
  Net transfers from (to) other Divisions or fixed
    rate option                                              (84,469)         (81,335)           19,315         (64,286)
  Cost of insurance and other charges                       (252,762)        (464,601)        (519,703)        (749,088)
  Policy loans                                               (13,235)         (53,069)         (45,979)          (1,766)
  Death benefits                                             (24,746)          (7,881)         (19,856)         (42,583)
  Withdrawals                                               (263,947)        (460,806)        (504,185)      (1,155,852)
                                                      ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  principal transactions                                    (406,036)        (615,964)        (583,068)      (1,301,039)
                                                      ---------------  ---------------  ---------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       52,369           89,426          (79,630)        (123,576)

NET ASSETS:
  Beginning of year                                        2,626,198        4,465,249        5,037,891        9,966,356
                                                      ---------------  ---------------  ---------------  ---------------
  End of year                                          $   2,678,567    $   4,554,675    $   4,958,261    $   9,842,780
                                                      ===============  ===============  ===============  ===============

                             See accompanying notes.

                                    VUL-2 - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account VUL-2 (the "Separate Account") was established on September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with and into an affiliate, American General Life Insurance Company ("American General").

As a result of the merger, American General became the depositor of the Separate Account, and its assets are the property of American General. American General is now responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners.

The following products are included in the Separate Account: EquiBuilder II and EquiBuilder III. EquiBuilder II and EquiBuilder III policies are no longer for sale.

American General is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

          FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
            Fidelity(R) VIP Asset ManagerSM Portfolio - Initial Class
       Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class
             Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
             Fidelity(R) VIP Equity-Income Portfolio - Initial Class
                Fidelity(R) VIP Growth Portfolio - Initial Class
              Fidelity(R) VIP High Income Portfolio - Initial Class
               Fidelity(R) VIP Index 500 Portfolio - Initial Class
         Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
             Fidelity(R) VIP Money Market Portfolio - Initial Class
               Fidelity(R) VIP Overseas Portfolio - Initial Class

                MFS(R) VARIABLE INSURANCE TRUSTSM ("MFS(R) VIT"):
                  MFS(R) VIT Core Equity Series - Initial Class
                    MFS(R) VIT Growth Series - Initial Class
                MFS(R) VIT Investors Trust Series - Initial Class
                   MFS(R) VIT Research Series - Initial Class
                 MFS(R) VIT Total Return Series - Initial Class
                   MFS(R) VIT Utilities Series - Initial Class

In addition to the Divisions above, policy owners may allocate policy funds to a fixed account, which is part of American General's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from American General's other assets. The operations of the Separate Account are part of American General.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

                                    VUL-2 - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments, are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to American General from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - American General is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

                                   VUL-2 - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - FAIR VALUE MEASUREMENTS - CONTINUED

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2013 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2013, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2013, is presented.

NOTE 4 - POLICY CHARGES

PREMIUM TAXES - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction currently ranges from 0% to 3.5%. With respect to the EquiBuilder III, American General makes a sales expense deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no sales expense deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American General in a policy account established for each policy owner.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by American General are assessed through the daily unit value calculation at an annual rate of 0.75% and paid to American General from the daily net asset value of the Divisions.

MONTHLY ADMINISTRATIVE CHARGE - American General makes a monthly charge against each policy account for the administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect). The administrative expenses are paid by redemption of units outstanding. Administrative expenses are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and American General's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

FACE AMOUNT INCREASE CHARGE - American General charges for an increase in the face amount of insurance. The current charge is $1.50 for each $1,000 increase in the face amount of insurance up to a maximum charge of $300. The face amount increase charge is paid by redemption of units outstanding. The face amount increase charge is included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - American General may charge for a transfer between investment Divisions in any policy year in which four transfers have already been made (up to $25 for each additional transfer in a given policy year). Transfer requests are subject to American General's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

                                   VUL-2 - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED

OPTIONAL RIDER CHARGES - American General deducts monthly charges, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by American General if the policy is surrendered for its net cash surrender value, the face amount of the policy is reduced or the policy is permitted to lapse. The maximum surrender charge is equal to 50% of one "target" premium. This maximum will not vary with the amount of premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20%. The current surrender charges for EquiBuilder II and EquiBuilder III policies will equal 30% and 25%, respectively, of premium payments made during the first policy year up to one "target" premium and 9% of any additional premiums paid during the first ten policy years. The surrender charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to American General for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VUL-2 - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                          Cost of      Proceeds from
Divisions                                                                Purchases         Sales
-----------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class                   $     423,199   $   1,637,402
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class                 217,589       1,026,775
Fidelity VIP Contrafund Portfolio - Initial Class                            607,203       4,785,365
Fidelity VIP Equity-Income Portfolio - Initial Class                       3,263,244       4,267,388
Fidelity VIP Growth Portfolio - Initial Class                                449,136       5,310,769
Fidelity VIP High Income Portfolio - Initial Class                           284,860         422,624
Fidelity VIP Index 500 Portfolio - Initial Class                           1,277,249       4,216,236
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                 318,064         990,796
Fidelity VIP Money Market Portfolio - Initial Class                          741,011       1,130,010
Fidelity VIP Overseas Portfolio - Initial Class                              310,852       1,282,813
MFS VIT Core Equity Series - Initial Class                                   200,820         979,968
MFS VIT Growth Series - Initial Class                                        227,044       1,640,973
MFS VIT Investors Trust Series - Initial Class                               107,203         380,653
MFS VIT Research Series - Initial Class                                      131,902         681,474
MFS VIT Total Return Series - Initial Class                                  188,975         732,571
MFS VIT Utilities Series - Initial Class                                     595,237       1,544,199

                                   VUL-2 - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the years ended December 31, 2013 and December 31, 2012.

                                                                       Accumulation Units   Accumulation Units     Net Increase
Divisions                                                                    Issued              Redeemed           (Decrease)
------------------------------------------------------------------------------------------------------------------------------------
2013
Fidelity VIP Asset Manager Portfolio - Initial Class                                  504               (4,043)            (3,539)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class                          453               (3,470)            (3,017)
Fidelity VIP Contrafund Portfolio - Initial Class                                     477               (8,903)            (8,425)
Fidelity VIP Equity-Income Portfolio - Initial Class                                  419               (6,858)            (6,439)
Fidelity VIP Growth Portfolio - Initial Class                                         614               (9,619)            (9,005)
Fidelity VIP High Income Portfolio - Initial Class                                    483               (1,523)            (1,041)
Fidelity VIP Index 500 Portfolio - Initial Class                                      790               (8,938)            (8,147)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                          605               (3,120)            (2,515)
Fidelity VIP Money Market Portfolio - Initial Class                                 4,375               (6,539)            (2,164)
Fidelity VIP Overseas Portfolio - Initial Class                                       545               (4,123)            (3,578)
MFS VIT Core Equity Series - Initial Class                                            856               (5,501)            (4,645)
MFS VIT Growth Series - Initial Class                                                 709               (8,599)            (7,890)
MFS VIT Investors Trust Series - Initial Class                                        530               (2,283)            (1,753)
MFS VIT Research Series - Initial Class                                               671               (3,893)            (3,222)
MFS VIT Total Return Series - Initial Class                                           522               (3,443)            (2,921)
MFS VIT Utilities Series - Initial Class                                              520               (4,230)            (3,710)

2012
Fidelity VIP Asset Manager Portfolio - Initial Class                                  845               (5,781)            (4,936)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class                          429               (3,727)            (3,298)
Fidelity VIP Contrafund Portfolio - Initial Class                                     503              (11,601)           (11,098)
Fidelity VIP Equity-Income Portfolio - Initial Class                                  432               (9,333)            (8,901)
Fidelity VIP Growth Portfolio - Initial Class                                         888              (14,465)           (13,577)
Fidelity VIP High Income Portfolio - Initial Class                                    898               (1,463)              (565)
Fidelity VIP Index 500 Portfolio - Initial Class                                      731              (11,824)           (11,093)
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                        1,887               (2,658)              (771)
Fidelity VIP Money Market Portfolio - Initial Class                                 4,935               (8,291)            (3,356)
Fidelity VIP Overseas Portfolio - Initial Class                                       574               (5,704)            (5,130)
MFS VIT Core Equity Series - Initial Class                                            590               (6,643)            (6,053)
MFS VIT Growth Series - Initial Class                                                 772               (9,210)            (8,438)
MFS VIT Investors Trust Series - Initial Class                                        638               (3,769)            (3,131)
MFS VIT Research Series - Initial Class                                               562               (4,952)            (4,390)
MFS VIT Total Return Series - Initial Class                                         1,348               (4,560)            (3,212)
MFS VIT Utilities Series - Initial Class                                              819               (5,214)            (4,395)

                                   VUL-2 - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                                                        At December 31                     For the year ended December 31
                                             ----------------------------------- --------------------------------------------------
                                                                                   Investment
                                                                                     Income            Expense           Total
                                                Units    Unit Value  Net Assets     Ratio/(1)/        Ratio/(2)/      Return/(3)/
-------------------------------------------------------------------------------- --------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              33,216     414.82 $ 13,778,633            1.54%             0.75%          14.84%
2012                                              36,755     361.21   13,276,183            1.52%             0.75%          11.64%
2011                                              41,691     323.55   13,489,249            1.89%             0.75%          -3.29%
2010                                              48,107     334.55   16,094,019            1.61%             0.75%          13.41%
2009                                              55,754     294.99   16,446,859            2.24%             0.75%          28.15%

Fidelity VIP Asset Manager: Growth Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              25,937     315.75 $  8,189,434            1.00%             0.75%          21.50%
2012                                              28,954     259.87    7,524,293            1.42%             0.75%          14.59%
2011                                              32,252     226.79    7,314,354            1.61%             0.75%          -6.87%
2010                                              36,492     243.52    8,886,413            1.10%             0.75%          15.48%
2009                                              42,287     210.88    8,917,630            1.49%             0.75%          31.91%

Fidelity VIP Contrafund Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              66,238     587.68 $ 38,926,762            1.05%             0.75%          30.31%
2012                                              74,663     451.00   33,672,751            1.34%             0.75%          15.54%
2011                                              85,761     390.33   33,474,831            0.98%             0.75%          -3.25%
2010                                              99,531     403.45   40,155,697            1.14%             0.75%          16.34%
2009                                             117,848     346.78   40,867,075            1.29%             0.75%          34.70%

Fidelity VIP Equity-Income Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              54,391     655.44 $ 35,650,303            2.49%             0.75%          27.19%
2012                                              60,830     515.32   31,347,147            3.07%             0.75%          16.43%
2011                                              69,731     442.61   30,863,300            2.44%             0.75%           0.22%
2010                                              79,515     441.64   35,117,272            1.68%             0.75%          14.29%
2009                                              94,800     386.42   36,633,036            2.09%             0.75%          29.24%

Fidelity VIP Growth Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              84,941     613.43 $ 52,105,205            0.28%             0.75%          35.32%
2012                                              93,946     453.32   42,587,778            0.60%             0.75%          13.83%
2011                                             107,523     398.25   42,820,514            0.37%             0.75%          -0.54%
2010                                             121,275     400.43   48,561,715            0.25%             0.75%          23.25%
2009                                             142,186     324.90   46,196,386            0.41%             0.75%          27.33%

Fidelity VIP High Income Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              10,261     273.31 $  2,804,298            5.62%             0.75%           5.16%
2012                                              11,302     259.91    2,937,577            5.76%             0.75%          13.37%
2011                                              11,867     229.25    2,720,562            6.55%             0.75%           3.26%
2010                                              14,076     222.02    3,125,263            7.73%             0.75%          12.97%
2009                                              15,025     196.53    2,952,767            8.16%             0.75%          42.88%

Fidelity VIP Index 500 Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              70,925     509.62 $ 36,145,339            1.87%             0.75%          31.26%
2012                                              79,072     388.27   30,701,224            2.08%             0.75%          15.05%
2011                                              90,165     337.49   30,429,606            1.90%             0.75%           1.28%
2010                                             102,525     333.23   34,164,212            1.79%             0.75%          14.16%
2009                                             121,348     291.89   35,419,860            2.35%             0.75%          25.66%

                                    VUL-2 - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                                                        At December 31                     For the year ended December 31
                                             ----------------------------------- --------------------------------------------------
                                                                                   Investment
                                                                                     Income            Expense           Total
                                                Units    Unit Value  Net Assets     Ratio/(1)/        Ratio/(2)/      Return/(3)/
-------------------------------------------------------------------------------- --------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              12,206     306.63 $  3,742,558            2.18%             0.75%          -2.51%
2012                                              14,721     314.52    4,630,115            2.21%             0.75%           5.11%
2011                                              15,492     299.25    4,636,031            3.09%             0.75%           6.53%
2010                                              17,895     280.89    5,026,599            3.56%             0.75%           7.00%
2009                                              19,254     262.52    5,054,671            8.74%             0.75%          14.86%

Fidelity VIP Money Market Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              15,436     169.76 $  2,620,498            0.03%             0.75%          -0.72%
2012                                              17,600     170.99    3,009,498            0.14%             0.75%          -0.61%
2011                                              20,956     172.05    3,605,376            0.11%             0.75%          -0.64%
2010                                              27,586     173.15    4,776,483            0.17%             0.75%          -0.51%
2009                                              36,916     174.03    6,424,551            0.76%             0.75%          -0.03%

Fidelity VIP Overseas Portfolio - Initial Class
--------------------------------------------------------------------------------
2013                                              28,796     348.96 $ 10,048,721            1.32%             0.75%          29.46%
2012                                              32,374     269.54    8,726,158            1.92%             0.75%          19.84%
2011                                              37,504     224.93    8,435,661            1.40%             0.75%         -17.78%
2010                                              42,480     273.57   11,621,510            1.27%             0.75%          12.27%
2009                                              49,974     243.67   12,177,493            1.95%             0.75%          25.58%

MFS VIT Core Equity Series - Initial Class
--------------------------------------------------------------------------------
2013                                              35,713     195.62 $  6,986,432            1.01%             0.75%          33.60%
2012                                              40,358     146.43    5,909,540            0.80%             0.75%          15.36%
2011                                              46,411     126.94    5,891,193            0.96%             0.75%          -1.76%
2010                                              53,489     129.21    6,911,094            1.06%             0.75%          16.34%
2009                                              62,613     111.06    6,953,740            1.64%             0.75%          31.44%

MFS VIT Growth Series - Initial Class
--------------------------------------------------------------------------------
2013                                              60,745     213.62 $ 12,976,082            0.23%             0.75%          35.83%
2012                                              68,635     157.27   10,794,009            0.00%             0.75%          16.51%
2011                                              77,073     134.98   10,403,657            0.19%             0.75%          -1.07%
2010                                              88,793     136.44   12,115,071            0.11%             0.75%          14.48%
2009                                             106,306     119.19   12,670,396            0.31%             0.75%          36.65%

MFS VIT Investors Trust Series - Initial Class
--------------------------------------------------------------------------------
2013                                              17,846     179.13 $  3,196,715            1.11%             0.75%          31.07%
2012                                              19,599     136.67    2,678,567            0.92%             0.75%          18.29%
2011                                              22,730     115.54    2,626,198            0.94%             0.75%          -2.91%
2010                                              25,192     119.00    2,997,881            1.17%             0.75%          10.27%
2009                                              29,133     107.92    3,144,077            1.58%             0.75%          25.95%

MFS VIT Research Series - Initial Class
--------------------------------------------------------------------------------
2013                                              27,890     192.21 $  5,360,843            0.33%             0.75%          31.30%
2012                                              31,112     146.40    4,554,675            0.82%             0.75%          16.39%
2011                                              35,502     125.78    4,465,249            0.87%             0.75%          -1.19%
2010                                              40,540     127.29    5,160,595            0.88%             0.75%          15.03%
2009                                              47,916     110.66    5,302,414            1.42%             0.75%          29.57%

                                    VUL-2 - 16

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                                                        At December 31                     For the year ended December 31
                                             ----------------------------------- --------------------------------------------------
                                                                                   Investment
                                                                                     Income            Expense           Total
                                                Units    Unit Value  Net Assets     Ratio/(1)/        Ratio/(2)/      Return/(3)/
-------------------------------------------------------------------------------- --------------------------------------------------
MFS VIT Total Return Series - Initial Class
--------------------------------------------------------------------------------
2013                                              23,421     222.41 $  5,208,967            1.76%             0.75%          18.16%
2012                                              26,342     188.23    4,958,261            2.76%             0.75%          10.42%
2011                                              29,554     170.46    5,037,891            2.63%             0.75%           1.01%
2010                                              33,106     168.75    5,586,773            2.80%             0.75%           9.11%
2009                                              38,556     154.66    5,963,295            3.84%             0.75%          17.15%

MFS VIT Utilities Series - Initial Class
--------------------------------------------------------------------------------
2013                                              27,569     376.40 $ 10,376,855            2.35%             0.75%          19.62%
2012                                              31,279     314.67    9,842,780            6.68%             0.75%          12.63%
2011                                              35,674     279.38    9,966,356            3.25%             0.75%           5.99%
2010                                              41,091     263.59   10,831,221            3.09%             0.75%          12.96%
2009                                              49,180     233.36   11,476,352            4.82%             0.75%          32.22%

/(1)/ These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

/(2)/ These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/ These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

                                    VUL-2 - 17

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                   VUL-2 - 18

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                    Page
                                                                                                  Numbers
                                                                                                 ---------
Report of Independent Registered Public Accounting Firm                                                 1

Consolidated Balance Sheets  -  December 31, 2013 and 2012                                         2 to 3

Consolidated Statements of Income - Years Ended December 31, 2013, 2012 and 2011                        4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011          5

Consolidated Statements of Equity - Years Ended December 31, 2013, 2012 and 2011                        6

Consolidated Statements of Cash Flows  - Years Ended December 31, 2013, 2012 and 2011              7 to 8

Notes to Consolidated Financial Statements                                                        9 to 78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 30, 2014

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                       --------------------------------
                                                                           2013              2012
                                                                       ------------   -----------------
                                                                                      (as adjusted, see
                                                                                        Notes 1 and 2)
                                                                              (in millions)
ASSETS
Investments:
Fixed maturity securities:
   Bonds available for sale, at fair value
      (amortized cost: 2013 - $94,201; 2012 - $92,439)                 $     98,148     $   104,320
   Other bond securities, at fair value                                       2,452           1,327
Equity securities:
   Common and preferred stock available for sale, at fair value
      (cost: 2013 - $23; 2012 - $54)                                             29              83
   Other common and preferred stock, at fair value                              538             562
Mortgage and other loans receivable
      (net of allowance: 2013 - $138; 2012 - $155)                            8,531           8,245
Policy loans                                                                  1,545           1,587
Other invested assets
      (portion measured at fair value: 2013 - $3,223; 2012 - $2,310)          7,512           7,269
Aircraft
      (net of accumulated depreciation and impairment
      of: 2013 - $1,034; 2012 - $1,158)                                         762             984
Short-term investments
      (portion measured at fair value: 2013 - $2,735; 2012 - $3,193)          3,964           4,783
                                                                       ------------     ------------
Total investments                                                           123,481         129,160
Cash                                                                            362             325
Investment in AIG
      (cost: 2013 - $9; 2012 - $10)                                               5               4
Accrued investment income                                                     1,074           1,117
Amounts due from related parties                                                138             239
Premiums and other receivables, net of allowance                                408             196
Reinsurance assets                                                            1,675           1,758
Derivative assets, at fair value                                                507             755
Deferred policy acquisition costs                                             5,444           4,497
Deferred sales inducements                                                      502             354
Current income taxes receivable                                                 748             663
Deferred income taxes                                                           328              --
Other assets
      (including restricted cash of  $35 in 2013 and $72 in 2012)               942             826
Separate account assets, at fair value                                       35,701          27,942
                                                                       ------------     -----------
TOTAL ASSETS                                                           $    171,315     $   167,836
                                                                       ============     ===========

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                December 31,
                                                                       -------------------------------
                                                                               2013         2012
                                                                       ------------   ----------------
                                                                                      (as adjusted,see
                                                                                       Notes 1 and 2)
                                                                       (in millions, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits for life and accident and health
      insurance contracts                                              $     29,277     $     29,642
   Policyholder contract deposits                                            70,397           72,925
      (portion measured at fair value: 2013 - $367; 2012 - $1,116)
   Policy claims and benefits payable                                           615              738
   Other policyholders funds                                                  1,986            2,007
   Deferred income taxes                                                         --            1,931
   Notes payable - to affiliates, net                                           260              142
      (portion measured at fair value: 2013 - $211; 2012 - $0)
   Notes payable - to third parties, net                                        378              158
   Amounts due to related parties                                               298              135
   Securities lending payable                                                 2,514            1,466
   Derivative liabilities, at fair value                                        534              967
   Other liabilities                                                          3,627            3,636
   Separate account liabilities                                              35,701           27,942
                                                                       ------------     ------------
TOTAL LIABILITIES                                                           145,587          141,689
                                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                                      1                1
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                                      6                6
   Additional paid-in capital                                                23,163           25,363
   Accumulated deficit                                                        (337)          (5,283)
   Accumulated other comprehensive income                                     2,731            5,893
                                                                       ------------     ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                   25,564           25,980
                                                                       ------------     ------------
NONCONTROLLING INTERESTS                                                        164              167
                                                                       ------------     ------------
TOTAL EQUITY                                                                 25,728           26,147
                                                                       ------------     ------------
TOTAL LIABILITIES AND EQUITY                                           $    171,315     $    167,836
                                                                       ============     ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years ended December 31,
                                                           -----------------------------------------------------
                                                                 2013          2012                 2011
                                                           ------------    ----------------    -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                            Notes 1 and 2)       Notes 1 and 2)
                                                                                 (in millions)
REVENUES:
   Premiums                                                $      1,782      $      1,616        $      1,615
   Policy fees                                                    1,924             1,963               1,882
   Net investment income                                          6,692             7,001               6,440
   Net realized capital gains (losses):
       Total other-than-temporary impairments on
          available for sale securities                             (74)             (127)               (434)
       Portion of other-than-temporary impairments on
          available for sale fixed maturity securities
          recognized in accumulated other
          comprehensive income                                       (1)             (170)                (32)
                                                           ------------      ------------        ------------
       Net other-than-temporary impairments on
          available for sale securities recognized in
          net income                                                (75)             (297)               (466)
       Other realized capital gains                               1,934               842                 248
                                                           ------------      ------------        ------------
          Total net realized capital gains (losses)               1,859               545                (218)
   Other income:
       Commissions                                                  838               540                 507
       Investment advisory fees                                     373               316                 297
       Aircraft leasing revenue                                     210               192                 197
       Other                                                      1,458               633                 452
                                                           ------------      ------------        ------------
TOTAL REVENUES                                                   15,136            12,806              11,172
                                                           ------------      ------------        ------------
BENEFITS AND EXPENSES:
   Policyholder benefits                                          4,864             4,247               3,875
   Interest credited to policyholder account balances             2,277             2,934               2,780
   Amortization of deferred policy acquisition costs                535               665                 982
   General and administrative expenses, net of deferrals          1,455             1,400               1,320
   Commissions, net of deferrals                                    345               321                 245
   Other  expenses                                                1,166               839                 721
                                                           ------------      ------------        ------------
TOTAL BENEFITS AND EXPENSES                                      10,642            10,406               9,923
                                                           ------------      ------------        ------------
INCOME BEFORE INCOME TAX BENEFIT                                  4,494             2,400               1,249
INCOME TAX EXPENSE (BENEFIT):
   Current                                                           95               (21)               (345)
   Deferred                                                        (543)             (601)               (368)
                                                           ------------      ------------        ------------
TOTAL INCOME TAX BENEFIT                                           (448)             (622)               (713)
                                                           ------------      ------------        ------------
NET INCOME                                                        4,942             3,022               1,962
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO
   NONCONTROLLING INTERESTS                                           1                 7                 (35)
                                                           ------------      ------------        ------------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE
   INSURANCE COMPANY                                       $      4,941      $      3,015        $      1,997
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                         Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013               2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                  Note 1)               Note 1)
                                                                               (in millions)
NET INCOME                                                 $      4,942      $      3,022        $      1,962
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Net unrealized appreciation (depreciation) of
      fixed maturity investments on which
      other-than-temporary credit impairments
      were taken                                                    242               907                 214
   Net unrealized losses on all other invested
      assets arising during the current period                   (5,265)            2,128               1,983
   Adjustment to deferred policy acquisition costs,
      value of business acquired and deferred sales
      inducements                                                   542              (459)               (251)
   Insurance loss recognition                                     1,325              (217)               (959)
   Foreign currency translation adjustments                          (6)               (2)                  2
                                                           ------------      ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)                                (3,162)            2,357                 989
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME                                              1,780             5,379               2,951
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
     NONCONTROLLING INTERESTS                                         1                 7                 (35)
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL
   LIFE INSURANCE COMPANY                                  $      1,779      $      5,372        $      2,986
                                                           ============      ============        ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY

                                                                        Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013              2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                Note 1)              Note 1)
                                                                             (in millions)
PREFERRED STOCK:
   Balance at beginning and end of year                    $          1      $          1        $          1
COMMON STOCK:
   Balance at beginning and end of year                               6                 6                   6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  25,363            27,245              29,021
     Capital contributions from Parent (see Note 12)                368                --                  16
     Return of capital                                           (2,553)           (1,882)             (1,792)
     Other                                                          (15)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                        23,163            25,363              27,245
                                                           ------------      ------------        ------------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (5,283)           (8,296)            (10,295)
     Net income attributable to AGL                               4,941             3,015               1,997
     Other                                                            5                (2)                  2
                                                           ------------      ------------        ------------
   Balance at end of year                                          (337)           (5,283)             (8,296)
                                                           ------------      ------------        ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                   5,893             3,536               2,547
     Other comprehensive income (loss)                           (3,162)            2,357                 989
                                                           ------------      ------------        ------------
   Balance at end of year                                         2,731             5,893               3,536
                                                           ------------      ------------        ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S
    EQUITY                                                       25,564            25,980              22,492
                                                           ------------      ------------        ------------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                     167               160                 195
     Net income (loss) attributable to noncontrolling
        interests                                                     1                 7                 (35)
     Other changes                                                   (4)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                           164               167                 160
                                                           ------------      ------------        ------------
TOTAL EQUITY                                               $     25,728      $     26,147        $     22,652
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Years ended December 31,
                                                           -----------------------------------------------------
                                                               2013              2012               2011
                                                           ------------    -----------------   -----------------
                                                                          (as adjusted, see    (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                                    (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $      4,942      $      3,022        $      1,962
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                2,277             2,934               2,780
Fees charged for policyholder contract deposits                  (1,104)           (1,137)             (1,191)
Amortization of deferred policy acquisition costs and
    value of business acquired                                      535               665                 982
Net realized capital (gains) losses                              (1,859)             (545)                218
Foreign exchange transaction (gains) losses                           5                --                  --
Equity in income of partnerships and other invested
    assets                                                         (124)             (314)               (201)
Depreciation and amortization                                        43                29                  37
Flight equipment depreciation                                       132               102                 110
Amortization (accretion) of net premium/discount on
investments                                                        (631)             (774)               (638)
Provision for deferred income taxes                                (543)             (601)               (406)
Unrealized (gains) losses in earnings - net                         153               102                  (4)
Capitalized interest                                               (531)              (36)               (138)
CHANGE IN:
    Other bond securities, at fair value                             --                --                   2
    Accrued investment income                                        43                20                 (83)
    Amounts due to/from related parties                             533              (125)                221
    Reinsurance assets                                               83                84                  64
    Deferral of deferred policy acquisition costs                  (790)             (604)               (679)
    Deferral of sales inducements                                   (23)               (5)                (10)
    Income taxes currently receivable/payable                        38              (499)               (330)
    Other assets                                                   (335)              (72)                 13
    Future policy benefits                                        1,548               922                 865
    Other policyholders' funds                                      (21)              (19)                (56)
    Other liabilities                                               225               264                  (8)
Other, net                                                         (173)              148                 (82)
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES              4,423             3,561               3,428
                                                           ------------      ------------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES Purchase of:
    Fixed maturity securities                                   (30,112)          (18,902)            (28,181)
    Equity securities                                                --              (562)                (17)
    Mortgage and other loans                                     (1,681)             (961)             (1,224)
    Flight equipment                                                 (8)              (11)                (14)
    Acquired businesses, net                                         --               (48)                 --
    Other investments, excluding short-term investments          (2,614)           (4,215)             (1,469)
Sales of:
    Fixed maturity securities                                    22,482            15,386              10,505
    Equity securities                                                50                36                 133
    Mortgage and other loans                                         --               397                  --
    Flight equipment                                                 71                 7                 102
    Divested businesses, net                                         --                35                  --
    Other investments, excluding short-term investments             655             2,167               2,066
Redemptions and maturities of:
    Fixed maturity securities                                     9,093             6,043               7,677
    Mortgage and other loans                                      1,152               875                 572
    Other investments, excluding short-term investments             437               598                 274
Purchases of property, equipment and software                       (52)              (22)                (24)
Sales of property, equipment and software                             1                 1                  --
Change in restricted cash                                            37                23                   4
Change in short-term investments                                    819            (1,583)              8,883
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY (USED IN) INVESTING
                ACTIVITIES                                 $        330      $       (736)       $       (713)
                                                           ------------      ------------        ------------

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013                2012               2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                              (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $      7,334      $      5,011        $      8,243
Policyholder account withdrawals                                 (9,018)           (7,402)             (8,521)
Net exchanges to/(from) separate accounts                        (1,291)             (756)               (361)
Proceeds from repurchase agreements                                  --               857                  --
Repayment of notes payable                                         (259)             (202)               (159)
Issuance of notes payable                                           230                --                  --
Federal Home Loan Bank borrowings                                   (28)               60                  --
Security deposits on flight equipment                               (58)              (12)                (11)
Change in securities lending payable                              1,048             1,466                  --
Cash overdrafts                                                    (142)               67                  28
Return of capital, net of cash contributions                     (2,532)           (1,882)             (1,792)
                                                           ------------      ------------        ------------
           NET CASH USED IN FINANCING ACTIVITIES                 (4,716)           (2,793)             (2,573)
                                                           ------------      ------------        ------------
INCREASE IN CASH                                                     37                32                 142
CASH AT BEGINNING OF PERIOD                                         325               293                 151
                                                           ------------      ------------        ------------
CASH AT END OF PERIOD                                      $        362      $        325        $        293
                                                           ============      ============        ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                          $        161      $        132        $        201
Interest paid                                                        32                25                  --
Non-cash activity:
Sales inducements credited to policyholder contract
   deposits                                                          39                66                 110
Other various non-cash contributions                                348                --                  15

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of annuities. Primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, fixed and variable annuities, index deferred annuities, fixed payment annuities, private placement variable annuities, structured settlement, immediate annuities, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts ("GICs"), stable value wrap products and group benefits. The Company distributes its products through independent marketing organizations, independent and career insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. The Company, through its subsidiaries AIG Enterprise Services LLC ("AIGES") and SunAmerica Asset Management LLC ("SAAMCo") provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. ("AIGCS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the Company's variable annuity and variable universal life products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective January 1, 2013, Integra Business Processing Solutions, Inc. and Integra Holdings, Inc. ("Integra") was transferred to AIG Global Services ("AIGGS"). This transfer was a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements exclude the financial position, operating results and cash flows of Integra for all periods presented.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On November 30, 2012, AIG, as the ultimate parent, executed a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the consolidated statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company is the primary beneficiary. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

      o income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;

      o valuation of future policy benefit liabilities and timing and extent of loss recognition;

      o valuation of liabilities for guaranteed benefit features of variable annuity products;

      o recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

      o estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;

      o impairment charges, including other-than-temporary impairments on available for sale securities; and

      o     fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2013, the Company recorded out of period adjustments to correct errors related to prior periods which resulted in a $63 million decrease to pre-tax income and a $167 million increase to net income and comprehensive income. The most significant pre-tax item related to realized capital losses on embedded derivatives in two GIC contracts which had not previously been evaluated. Realized capital losses of $66 million were recorded to correct this error. The most significant net income item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $206 million tax benefit was recorded to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The Company has evaluated the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current income taxes receivable, deferred taxes payable and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these items, the classification errors were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the corrections and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                         (in millions)
Consolidated Balance Sheet
--------------------------
   Current income taxes receivable                      $          438   $         225   $         663
   Total assets                                                167,611             225         167,836
   Deferred income taxes                                         1,706             225           1,931
   Total liabilities                                           141,464             225         141,689
   Total liabilities and equity                                167,611             225         167,836

Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                                       29             (50)            (21)
      Deferred                                                    (651)             50            (601)

Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (651)             50            (601)
   Change in income taxes currently receivable\payable            (449)            (50)           (499)

As of and for the year ended December 31, 2011:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                          (in millions)
Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                           $         (170)  $        (175)  $        (345)
      Deferred                                                    (543)            175            (368)


Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (581)            175            (406)
   Change in income taxes currently receivable\payable            (155)           (175)           (330)

Total assets, total liabilities, and total liabilities and equity shown in the previously reported column for 2012 do not reflect amounts reported in the issued 2012 audit report due to the transfer of Integra discussed in Note 1.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in Total American General Life Insurance shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the consolidated balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on assets designated under the fair value option.

Evaluating Investments for Other-than-temporary Impairments

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      o     Current delinquency rates;

      o     Expected default rates and the timing of such defaults;

      o     Loss severity and the timing of any recovery; and

      o     Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

      o The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

      o A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

      o The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discounts or amortization of premiums. Interest income on such loans is accrued as earned. Interest income, accretion of discounts, amortization of premiums and prepayment fees are reported in net investment income in the consolidated statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

The Company is a member of the Federal Home Loan Bank ("FHLB") of Dallas and such membership requires members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts, and are carried at market value.

Aircraft

Aircraft owned by Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust") are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value. See Notes 6 and 14 for additional information.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency-denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest rate, foreign currency and equity swaps, swaptions, options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the consolidated balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the consolidated balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the bifurcated embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging instruments have been and remain economically effective, but for the most part have not been designated as hedges for hedge accounting. Certain of the hedging instruments associated with GIC liabilities have been designated as fair value hedges. In the consolidated statements of income, changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Changes in the fair value of derivatives designated as fair value hedges of GIC liabilities are reported in policyholder benefits, along with the changes in the GIC liabilities being hedged.

See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

Value of Business Acquired (VOBA)

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to EGPs and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the consolidated statements of income.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash, which is reported in other assets on the consolidated balance sheets, primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract holders for mortality, administrative and other services are included in policy fees in the consolidated statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the consolidated statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policy holder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

NOTES PAYABLE

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, where applicable, except for certain notes payable - to affiliates, for which the company has elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the consolidated statements of income. See Note 3 for discussion of fair value measurement.

PREMIUM RECOGNITION

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

      o Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      o Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

      o Realized and unrealized gains and losses from investments for which the fair value option has been elected.

      o Earnings from private equity funds and hedge fund investments accounted for under the equity method.

      o     Interest income on mortgage, policy and other loans.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

      o Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

      o Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

      o Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

      o Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes fees and commissions from securities brokerage advisory fee income from the broker dealer business, income from legal settlements and aircraft leasing revenue. Aircraft leasing revenue from flight equipment under operating leases is recognized over the life of the leases as rental payments become receivable under the provisions of the leases or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the leases. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental revenue is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 13 for discussion of the valuation allowance for deferred tax assets.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations and cash flows.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued an accounting standard that revises the accounting and expands the disclosure requirements for investments in qualified affordable housing projects. The standard is effective for annual periods beginning after December 15, 2014, but early adoption is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2015 and does not expect adoption of the standard to have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the FASB issued an accounting standard that allows a company, as a first step in an impairment review, to assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. The Company is not required to calculate the fair value of an indefinite-lived intangible asset and perform a quantitative impairment test unless it determines, based on the results of the qualitative assessment, that it is more likely than not the asset is impaired.

The standard became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification ("ASC") or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

Inclusion of the Federal Funds Effective Swap Rate as a Benchmark Interest Rate for Hedge Accounting Purposes

In July 2013, the FASB issued an accounting standard that permits the Federal Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes in addition to U.S. Treasury rates and London Interbank Offered Rate ("LIBOR"). The standard also removes the prohibition on the use of differing benchmark rates when entering into similar hedging relationships.

The standard became effective on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 to the extent the Federal Funds Effective Swap Rate is used as a U.S. benchmark interest rate for hedge accounting purposes. The Company adopted the standard on its effective date of July 17, 2013. The adoption of this standard had no material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

o Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

o Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

o Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

o The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the
                                       25

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

o Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded policy derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:

                                                                                    Counterparty        Cash
At December 31, 2013                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    ------------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        374   $         --   $         --    $          --    $        374
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,575            754             --               --           2,329
    Non-U.S. governments                         --          2,347             --             --               --           2,347
    Corporate debt                               --         68,335            724             --               --          69,059
    RMBS                                         --          8,338          6,587             --               --          14,925
    CMBS                                         --          1,668          2,448             --               --           4,116
    CDO/ABS                                      --          1,593          3,405             --               --           4,998
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total bonds available for sale                   --         84,230         13,918             --               --          98,148
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other bond securities:
    U.S. government and government
      sponsored entities                         --            903             --             --               --             903
    RMBS                                         --            119            213             --               --             332
    CMBS                                         --             30            126             --               --             156
    CDO/ABS                                      --             30          1,031             --               --           1,061
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total other bond securities                      --          1,082          1,370             --               --           2,452
                                       ------------   ------------   ------------   ------------    -------------    ------------
Equity securities available for sale:
    Common stock                                  7             --             --             --               --               7
    Preferred stock                              --             22             --             --               --              22
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total equity securities available
 for sale                                         7             22             --             --               --              29
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other common and preferred stock                538             --             --             --               --             538
Other invested assets (c)                         1            917          2,305             --               --           3,223
Short-term investments (d)                      215          2,520             --             --               --           2,735
Investment in AIG                                 5             --             --             --               --               5
Derivative assets:
     Interest rate contracts                      9            768             19             --               --             796
     Equity contracts                           107             33             47             --               --             187
     Other contracts                             --             --             10             --               --              10
     Counterparty netting and
      cash collateral                            --             --             --           (108)            (378)           (486)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative assets                         116            801             76           (108)            (378)            507
                                       ------------   ------------   ------------   ------------    -------------    ------------
Separate account assets                      34,018          1,683             --             --               --          35,701
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $     34,900   $     91,255   $     17,669   $       (108)   $        (378)   $    143,338
                                       ============   ============   ============   ============    =============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $        120   $        247   $         --    $          --    $        367
Notes payable to affiliates, net                 --             --            211             --               --             211
Derivative liabilities:
     Interest rate contracts                     --            652             13             --               --             665
     Counterparty netting and
      cash collateral                            --             --             --           (108)             (23)           (131)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative liabilities                     --            652             13           (108)             (23)            534
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $         --   $        772   $        471   $       (108)   $         (23)   $      1,112
                                       ============   ============   ============   ============    =============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                    Counterparty        Cash
At December 31, 2012                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    -----------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        515   $         --   $         --    $         --    $        515
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,621            633             --              --           2,254
    Non-U.S. governments                         --          2,552             --             --              --           2,552
    Corporate debt                               --         74,688          1,058             --              --          75,746
    RMBS                                         --          9,972          4,957             --              --          14,929
    CMBS                                         --          1,720          2,205             --              --           3,925
    CDO/ABS                                      --          1,745          2,654             --              --           4,399
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total bonds available for sale                   --         92,813         11,507             --              --         104,320
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other bond securities:
    U.S. government and government
     sponsored entities                          48            858             --             --              --             906
    RMBS                                         --            117            127             --              --             244
    CMBS                                         --             15             41             --              --              56
    CDO/ABS                                      --              8            113             --              --             121
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total other bond securities                      48            998            281             --              --           1,327
                                       ------------   ------------   ------------   ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                 17             --              9             --              --              26
    Preferred stock                              --             31             26             --              --              57
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total equity securities available
 for sale                                        17             31             35             --              --              83
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other common and preferred stock                562             --             --             --              --             562
Other invested assets (c)                         1            404          1,905             --              --           2,310
Short-term investments (d)                       90          3,103             --             --              --           3,193
Investment in AIG                                 4             --             --             --              --               4
Derivative assets:
     Interest rate contracts                      1          1,283             --             --              --           1,284
     Foreign exchange contracts                  --             15             --             --              --              15
     Equity contracts                            64             32             21             --              --             117
     Other contracts                             --             --              2             --              --               2
     Counterparty netting and cash
       collateral                                --             --             --           (230)           (433)           (663)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative assets                          65          1,330             23           (230)           (433)            755
                                       ------------   ------------   ------------   ------------    ------------    ------------
Separate account assets                      26,642          1,300             --             --              --          27,942
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $     27,429   $     99,979   $     13,751   $       (230)   $       (433)   $    140,496
                                       ============   ============   ============   ============    ============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $         76   $      1,040   $         --    $         --    $      1,116
Derivative liabilities:
     Interest rate contracts                     --          1,144              2             --              --           1,146
     Foreign exchange contracts                  --             43             --             --              --              43
     Counterparty netting and cash
      collateral                                 --             --             --           (230)              8            (222)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative liabilities                     --          1,187              2           (230)              8             967
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $         --   $      1,263   $      1,042   $       (230)   $          8    $      2,083
                                       ============   ============   ============   ============    ============    ============

(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)   Represents cash collateral posted and received.
(c) Amounts presented for other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.2 billion and $1.6 billion at December 31, 2013 and 2012, respectively.
(e) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013 and 2012, Level 3 assets were 10.3 percent and 8.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.7 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During 2013, the Company transferred $93 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. The Company had no significant transfers between Level 1 and Level 2 during 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the consolidated balance sheets at December 31, 2013 and 2012:


                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2013             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                        (in millions)
ASSETS:
Bonds available for sale:
    Obligations of
     states, municipalities
     and political
     subdivisions            $     633  $       11   $     (123)    $      280   $      --  $      (47)  $      754  $           --
    Corporate debt               1,058           2            2           (321)        266        (283)         724              --
    RMBS                         4,957         355          258            997          20          --        6,587              --
    CMBS                         2,205          89          (21)           125          50          --        2,448              --
    CDO/ABS                      2,654          86           32            365         569        (301)       3,405              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total bonds available
  for sale                      11,507         543          148          1,446         905        (631)      13,918              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other bond securities:
    RMBS                           127          10           --             76          --          --          213              14
    CMBS                            41          (1)          --             86          --          --          126               3
    CDO/ABS                        113          68           --            850          --          --        1,031              48
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total other bond
  securities                       281          77           --          1,012          --          --        1,370              65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Equity securities
  available for sale:
    Common stock                     9          --           --             (9)         --          --           --              --
    Preferred stock                 26          --            2            (28)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total equity securities
  available for sale                35          --            2            (37)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other invested assets            1,905         101           50            107         268        (126)       2,305              --
Derivative assets
    Interest rate contracts         --           4           --             --           8           7           19              --
    Equity contracts                21          33           --             (7)         --          --           47              --
    Other contracts                  2          39           --            (31)         --          --           10              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total derivative assets             23          76           --            (38)          8           7           76              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  13,751  $      797   $      200     $    2,490   $   1,181  $     (750)  $   17,669  $           65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
LIABILITIES:
Policyholder contract
    deposits                 $  (1,040) $      609   $       (1)    $      185   $      --  $       --   $     (247) $           --
Notes payable - to
  affiliates, net
Derivative liabilities, net         --         (12)           9           (208)         --          --         (211)            (12)
    Interest rate contracts         (2)          3           --              1          (8)         (7)         (13)             --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  (1,042) $      600   $        8     $      (22)  $      (8) $       (7)  $     (471) $          (12)
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2012             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                    (in millions)
ASSETS:
Bonds available for
    Obligations of states,
     municipalities and
     political subdivisions  $     482  $       40    $       (4)  $      153    $      41  $      (79)         633            --
    Corporate debt                 978         (10)           63          (42)         614        (545)       1,058            --
    RMBS                         5,939         174           944         (514)         297      (1,883)       4,957            --
    CMBS                         1,900          36           275           45           34         (85)       2,205            --
    CDO/ABS                      1,951         120            89          679          367        (552)       2,654            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total bonds available for
  sale                          11,250         360         1,367          321        1,353      (3,144)      11,507            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other bond securities:
    RMBS                           138          35            --          (44)          --          (2)         127            31
    CMBS                            --           3            --           38           --          --           41             4
    CDO/ABS                        966         237            --       (1,090)          --          --          113             1
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total other bond
  securities                     1,104         275            --       (1,096)          --          (2)         281            36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Equity securities available
  for sale:
    Common stock                    36          15           (24)         (23)           5          --            9            --
    Preferred stock                 60           9           (25)         (17)           1          (2)          26            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total equity securities
   available for sale               96          24           (49)         (40)           6          (2)          35            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other invested assets            2,398         (26)          113         (125)         416        (871)       1,905            --
Derivative assets
    Equity contracts                 9           2            --            5            5          --           21            --
    Other contracts                 --          --            --            2           --          --            2            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total derivative assets              9           2            --            7            5          --           23            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
        Total                $  14,857  $      635    $    1,431   $     (933)   $   1,780  $   (4,019)  $   13,751    $       36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
LIABILITIES:
Policyholder contract
  deposits                   $    (800) $     (181)   $      (72)  $       13    $      --  $       --   $   (1,040)   $      196
Derivative liabilities,
  net
    Interest rate
     contracts                     (10)          8            --           --           --          --           (2)           --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
       Total                 $    (810) $     (173)   $      (72)  $       13    $      --  $       --   $   (1,042)   $      196
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                             Net Realized
                                 Net Investment   Other     Capital Gains
At December 31, 2013               Income         Income     (Losses)        Total
------------------------------   -------------   --------   --------------   ------
                                 (in millions)              (in millions)
Bonds available for sale          $      491      $  --     $     52         $  543
Bond trading securities                   77         --           --             77
Other invested assets                    122         --          (21)           101
Derivative assets                         --         --           76             76
Policyholder contract deposits            --         --          617            617
Derivative liabilities                    --         --            3              3
Notes payable                             --        (12)          --            (12)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                     Net Realized
                                 Net Investment     Capital Gains
At December 31, 2012                 Income           (Losses)              Total
                                 --------------    ----------------    ----------------
                                                    (in millions)
Bonds available for sale         $          447    $            (87)   $            360
Bond trading securities                     275                  --                 275
Equity securities available
  for sale                                   --                  24                  24
Other invested assets                        28                 (54)                (26)
Derivative assets                            --                   2                   2
Policyholder contract deposits               --                (181)               (181)
Derivative liabilities                       --                   8                   8

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                                Purchases,
                                                                                                                  Sales,
                                                                                                                 Issuances
                                                                                                                   and
                                                                                                                Settlements,
December 31, 2013                                Purchases          Sales         Issuances      Settlements        Net
----------------------------------------------  ------------    ------------    ------------    ------------    ------------
                                                                                 (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities and
     political subdivisions                     $        402    $       (122)   $         --    $         --    $        280
    Corporate debt                                       139              --              --            (460)           (321)
    RMBS                                               2,123            (167)             --            (959)            997
    CMBS                                                 495            (203)             --            (167)            125
    CDO/ABS                                            1,310            (121)             --            (824)            365
                                                ------------    ------------    ------------    ------------    ------------
Total bonds available for sale                         4,469            (613)             --          (2,410)          1,446
                                                ------------    ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                                 110              --              --             (34)             76
    CMBS                                                  98              (8)             --              (4)             86
    CDO/ABS                                              962              --              --            (112)            850
                                                ------------    ------------    ------------    ------------    ------------
Total other bond securities                            1,170              (8)             --            (150)          1,012
                                                ------------    ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                          --              --              --              (9)             (9)
    Preferred stock                                       --              --              --             (28)            (28)
                                                ------------    ------------    ------------    ------------    ------------
Total equity securities available for
 sale                                                     --              --              --             (37)            (37)
                                                ------------    ------------    ------------    ------------    ------------
Other invested assets                                    318              --                            (211)            107
Derivative assets
    Equity contracts                                      10              --              --             (17)             (7)
    Other contracts                                       --              --              --             (31)            (31)
                                                ------------    ------------    ------------    ------------    ------------
Total derivative assets                                   10              --              --             (48)            (38)
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $      5,967    $       (621)   $         --    $     (2,856)   $      2,490
                                                ------------    ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits                  $         --    $        (25)   $         --    $        210    $        185
Notes payable - to affiliates, net                                                      (208)                           (208)
Derivative liabilities, net
    Interest rate contracts                               --              --              --               1               1
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $         --    $        (25)   $       (208)   $        211    $        (22)
                                                ------------    ------------    ------------    ------------    ------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                             Purchases,
                                                                                                               Sales,
                                                                                                             Issuances
                                                                                                                and
                                                                                                            Settlements,
December 31, 2012                              Purchases        Sales        Issuances      Settlements          Net
------------------------------------------   ------------   ------------    ------------    ------------    ------------
                                                                               (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities
     and political subdivisions              $        372   $       (201)   $         --    $        (18)   $        153
    Corporate debt                                    225           (169)             --             (98)            (42)
    RMBS                                              628           (193)             --            (949)           (514)
    CMBS                                              277           (131)             --            (101)             45
    CDO/ABS                                         1,379             --              --            (700)            679
                                             ------------   ------------    ------------    ------------    ------------
Total bonds available for sale                      2,881           (694)             --          (1,866)            321
                                             ------------   ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                               --            (16)             --             (28)            (44)
    CMBS                                               57            (19)             --              --              38
    CDO/ABS                                         1,133           (981)             --          (1,242)         (1,090)
                                             ------------   ------------    ------------    ------------    ------------
Total other bond securities                         1,190         (1,016)             --          (1,270)         (1,096)
                                             ------------   ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                       --            (23)             --              --             (23)
    Preferred stock                                    60            (75)             --              (2)            (17)
                                             ------------   ------------    ------------    ------------    ------------
Total equity securities available for sale             60            (98)             --              (2)            (40)
                                             ------------   ------------    ------------    ------------    ------------
Other invested assets                                 296             --                            (421)           (125)
Derivative assets
    Equity contracts                                    5             --              --              --               5
    Other contracts                                     2             --              --              --               2
                                             ------------   ------------    ------------    ------------    ------------
Total derivative assets                                 7             --              --              --               7
                                             ------------   ------------    ------------    ------------    ------------
             Total                           $      4,434   $     (1,808)   $         --    $     (3,559)   $       (933)
                                             ------------   ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits               $         --   $        (22)   $         --    $         35    $         13
                                             ------------   ------------    ------------    ------------    ------------

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

o The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

o Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

o Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

o Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During the years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

o Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

o Transfers of private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

o The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                 Fair Value at                                                                      Range
                                December 31, 2013    Valuation Technique        Unobservable Input (a)       (Weighted Average)(a)
                                -----------------    --------------------   -----------------------------  ------------------------
                                   (in millions)
ASSETS:

Corporate debt                     $       360       Discounted cash flow                       Yield (b)     3.48% - 9.44% (6.46%)
RMBS                                     6,170       Discounted cash flow    Constant prepayment rate (c)    0.00% - 11.10% (5.37%)
                                                                                        Loss severity (c)  44.40% - 80.07% (62.24%)
                                                                                Constant default rate (c)    4.26% - 12.00% (8.13%)
                                                                                                Yield (c)     2.89% - 7.55% (5.22%)
CMBS                                     2,396       Discounted cash flow                       Yield (b)    0.00% - 11.23% (5.39%)
LIABILITIES:

Policyholder contract deposits             247       Discounted cash flow   Equity implied volatility (b)            6.00% - 39.00%
                                                                                     Base lapse rates (b)            1.00% - 40.00%
                                                                                  Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                      Mortality rates (b)            0.50% - 40.00%
                                                                                    Utilization rates (b)            0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                     December 31, 2013        December 31, 2012
                                                            -----------------------------  ----------------------------
                                                              Fair Value                    Fair Value
                                                               Using Net                     Using Net
                                                              Asset Value                   Asset Value
                                                             Per Share (or      Unfunded   Per Share (or     Unfunded
                        Investment Category Includes        its equivalent)   Commitments  its equivalent)  Commitments
                     ------------------------------------   ---------------   -----------  ---------------  -----------
                                                                                  (in millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout  Debt and/or equity investments made      $   1,178             $185    $      1,038     $     229
                     as part of a transaction in which
                     assets of mature companies are
                     acquired from the current
                     shareholders, typically with the use
                     of financial leverage

   Real estate/      Investments in real estate                      93                9              71            13
   Infrastructure    properties and infrastructure
                     positions, including power plants
                     and other energy generating
                     facilities

   Venture capital   Early-stage, high-potential, growth             40                6              55             9
                     companies expected to generate a
                     return through an eventual
                     realization event, such as an
                     initial public offering or sale of
                     the company

   Distressed        Securities of companies that are                91               16              84            18
                     already in default, under bankruptcy
                     protection, or troubled

   Other             Includes multi-strategy and                      9               12              13             9
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total private
   equity funds                                                   1,411              228           1,261           278
                                                              ---------       ----------     -----------     ---------
Hedge funds:
   Event-driven      Securities of companies undergoing             500                2             339             2
                     material structural changes,
                     including mergers, acquisitions and
                     other reorganizations

   Long-short        Securities that the manager believes           713               11             409            --
                     are undervalued, with corresponding
                     short positions to hedge market risk

   Distressed        Securities of companies that are               405               11             261            --
                     already in default, under bankruptcy
                     protection or troubled

   Emerging markets  Investments in the financial markets            64               --              --            --
                     of developing countries

   Other             Includes multi-strategy and                     77               --              18            --
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total hedge funds                                                 1,759               24           1,027             2
                                                              ---------       ----------     -----------     ---------
Total                                                         $   3,170       $      252    $      2,288     $     280
                                                              =========       ==========    ============     =========

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 72 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 27 percent between three and seven years and 1 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable monthly (6 percent), quarterly (40 percent), semi-annually (15 percent) and annually (39 percent), with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 63 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Option

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $(58) million, $206 million and $(24) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $194 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

The Company elected fair value accounting for its economic interest in ML II. The Company recorded gains of $177 million and $30 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

Ambrose 2013-2, Ambrose 2013-3, and Ambrose 2013-5, three VIEs which are consolidated by the Company, each elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable. See Note 14 for additional information on these VIEs and the Class X notes. The fair value of the Class X notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates, with reference to the issuance spread on a tranche of structured securities issued by the respective entities that was purchased by an independent, non-affiliated third party.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                  Outstanding
                                                   Principal
    December 31, 2013               Fair Value      Amount      Difference
--------------------------------    ----------    -----------   ----------
                                                  (in millions)
Notes payable to affiliates, net      $  211         $  580     $   (369)

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from an affiliate, AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company has maintained this election. The change in the fair value of these GIC liabilities was $(17) million, $(3) million and $78 million in the years ended December 31, 2013, 2012 and 2011, respectively, and was reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset by a swap designated as a fair value hedge. See Note 14 for additional information on the GIC assumption and the related swap.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents assets measured at fair value on a non-recurring basis at the time of impairments and the related impairment charges recorded during the periods presented:

                                                                   Impairment
                        Assets at Fair Value Non-Recurring Basis     Charges
                        ----------------------------------------   ----------
 December 31, 2013      Level 1    Level 2    Level 3      Total
--------------------    -------    -------    -------     ------
                                    (in millions)
Other invested assets   $    --    $    --    $   435     $  435   $       19

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which cash flows are denominated.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Notes Payable

Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                                           Estimated Fair Value
                                        -------------------------------------------    Carrying
                                        Level 1    Level 2     Level 3      Total        Value
                                        -------    -------    --------    ---------    ----------
                                                             (in millions)
December 31, 2013
ASSETS
Mortgage and other loans receivable     $    --    $    75    $  9,008    $   9,083    $    8,531
Policy loans                                 --         --       1,545        1,545         1,545
Other invested assets                        --         22          --           22            22
Short-term investments                       --      1,229          --        1,229         1,229
Cash                                        362         --          --          362           362
LIABILITIES
Policyholder contract deposits (a)           --        185      59,505       59,690        55,476
Notes payable - affiliates, net (b)          --         --          46           46            49
Notes payable - to third parties, net                              377          377           378
December 31, 2012
ASSETS
Mortgage and other loans receivable     $    --    $   189    $  8,906    $   9,095    $    8,245
Policy loans                                 --         --       1,587        1,587         1,587
Other invested assets                        --         54          --           54            54
Short-term investments                       --      1,590          --        1,590         1,590
Cash                                        325         --          --          325           325
LIABILITIES
Policyholder contract deposits (a)           --        245      64,115       64,360        57,452
Notes payable - affiliates, net              --         --         133          133           142
Notes payable - to third parties, net        --         --         152          152           158

(a) Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)   Excludes notes for which the fair value option has been elected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                               Other-Than-
                                              Amortized     Gross       Gross                   Temporary
                                               Cost or    Unrealized  Unrealized      Fair     Impairments
                                                Cost        Gains       Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   -----------
                                                                       (in millions)
December 31, 2013
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     343   $      46   $     (15)   $     374   $        --
    Obligations of states, municipalities
      and political subdivisions                  2,432          53        (156)       2,329             2
    Non-U.S. governments                          2,426          95        (174)       2,347            --
    Corporate debt                               66,412       4,459      (1,812)      69,059            44
    RMBS                                         13,975       1,223        (273)      14,925           657
    CMBS                                          3,760         419         (63)       4,116           235
    CDO/ABS                                       4,853         188         (43)       4,998            16
                                              ---------   ---------   ---------    ---------   -----------
Total bonds available for sale                   94,201       6,483      (2,536)      98,148           954
Equity securities available for sale:
    Common stock                                      5           2          --            7            --
    Preferred stock                                  18           4          --           22            --
                                              ---------   ---------   ---------    ---------   -----------
Total equity securities available for sale           23           6          --           29            --
Investment in AIG                                     9           2          (6)           5            --
                                              ---------   ---------   ---------    ---------   -----------
Total                                         $  94,233   $   6,491   $  (2,542)   $  98,182   $       954
                                              =========   =========   =========    =========   ===========

                                                                                               Other-Than-
                                              Amortized     Gross        Gross                  Temporary
                                              Cost or     Unrealized  Unrealized      Fair     Impairments
                                                 Cost        Gains      Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   ---------
                                                                    (in millions)
December 31, 2012
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     413   $     102   $      --    $     515    $     --
    Obligations of states, municipalities
      and political subdivisions                  2,015         245          (6)       2,254          --
    Non-U.S. governments                          2,243         317          (8)       2,552          --
    Corporate debt                               66,448       9,607        (309)      75,746          79
    RMBS                                         13,641       1,506        (218)      14,929         469
    CMBS                                          3,462         546         (83)       3,925         185
    CDO/ABS                                       4,217         256         (74)       4,399          43
                                              ---------   ---------   ---------    ---------    --------
Total bonds available for sale                   92,439      12,579        (698)     104,320         776
Equity securities available for sale:
    Common stock                                     12          14          --           26          --
    Preferred stock                                  42          15          --           57          --
                                              ---------   ---------   ---------    ---------   ---------
Total equity securities available for sale           54          29          --           83          --
Investment in AIG                                    10          --          (6)           4          --
                                              ---------   ---------   ---------    ---------    --------
Total                                         $  92,503   $  12,608   $    (704)   $ 104,407    $    776
                                              =========   =========   =========    =========    ========

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                       Less than 12 Months     12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                        Fair     Unrealized    Fair      Unrealized    Fair      Unrealized
December 31, 2013                      Value       Losses      Value      Losses       Value       Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    U.S. government and government
      sponsored entities             $      62   $      13   $       7   $       2   $      69   $      15
    Obligations of states,
      municipalities and political
       subdivisions                  $   1,553   $     136   $      97   $      20   $   1,650   $     156
    Non-U.S. governments                 1,049         104         312          70       1,361         174
    Corporate debt                      20,214       1,368       3,119         444      23,333       1,812
    RMBS                                 3,788         186         712          87       4,500         273
    CMBS                                   827          38         167          25         994          63
    CDO/ABS                              1,016          18         373          25       1,389          43
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale          28,509       1,863       4,787         673      33,296       2,536
Investment in AIG                           --          --           5           6           5           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total                                $  28,511   $   1,863   $   4,792   $     679   $  33,303   $   2,542
                                     =========   =========   =========   =========   =========   =========

                                      Less than 12 Months      12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                       Fair      Unrealized    Fair      Unrealized   Fair       Unrealized
December 31, 2012                     Value        Losses      Value       Losses     Value        Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    Obligations of states,
      municipalities and political
      subdivisions                   $     326   $       6   $       1   $      --   $     327   $       6
    Non-U.S. governments                   378           8           3          --         381           8
    Corporate debt                       4,111         131       2,048         178       6,159         309
    RMBS                                   142           2         959         216       1,101         218
    CMBS                                    86           2         278          81         364          83
    CDO/ABS                                882          22         716          52       1,598          74
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale           5,925         171       4,005         527       9,930         698
Investment in AIG                           --          --           4           6           4           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
 Total                               $   5,925   $     171   $   4,009   $     533   $   9,934   $     704
                                     =========   =========   =========   =========   =========   =========

As of December 31, 2013, the Company held 3,138 individual fixed maturity and equity securities that were in an unrealized loss position, of which 633 individual securities were in a continuous unrealized loss position for longer than 12 months.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                                             Total Fixed Maturity Securities
                                                                     Available for Sale
                                                             -------------------------------
                                                               Amortized
                                                                 Cost           Fair Value
                                                             -------------     -------------
                                                                        (in millions)
Due in one year or less                                      $       1,791     $       1,850
Due after one year through five years                               11,037            11,979
Due after five years through ten years                              27,381            28,275
Due after ten years                                                 31,404            32,005
Mortgage-backed, asset-backed and collateralized securities         22,588            24,039
                                                             -------------     -------------
Total fixed maturity securities available for sale           $      94,201     $      98,148
                                                             =============     =============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

Other Bond Securities

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                                                     December 31,    December 31,
                                                                         2013           2012
                                                                     ------------    ------------
                                                                              (in millions)
Invested assets on deposit:
      Regulatory agencies                                             $   70            $    87
Invested assets pledged as collateral:
      Advance agreements - Federal Home Loan Bank of Dallas                8                 15
      Advance agreements - Federal Home Loan Bank of Cincinnati           --                 15
      Advance agreements - Federal Home Loan Bank of San Francisco        14                 25
      FHLB collateral                                                     45                283

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally, cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                       2013       2012
                                                     -------    -------
                                                        (in millions)
Securities on loan: (a)
   Amortized cost                                    $ 2,228    $ 1,234
   Estimated fair value                                2,425      1,420
Cash collateral on deposit from counterparties (b)     2,514      1,466
Reinvestment portfolio - estimated fair value          2,514      1,466

(a)   Included in bonds available for sale on the consolidated balance sheets.
(b) Included in short-term investments on the consolidated balance sheets. Liability to counterparties is reported in securities lending payable.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $7.3 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State       # of Loans    Amount*    Apartments   Offices   Retails    Industrials   Hotels    Others    % of Total
----------  ----------   ---------   ----------   -------   --------   -----------   ------   --------   ----------
                                                  ($ in millions)
California         125   $   1,546   $       17   $   425   $    190   $       361   $  195   $    358        18.9%
New York            60       1,144          311       589         62            28       44        110        14.0%
New
Jersey              42         705          376       140        161             2        9         17         8.6%
Florida             56         480           33        85        231            30       20         82         5.9%
Texas               35         431           27       128         54           104       78         41         5.3%
Other
states             318       3,861          596     1,167        928           314      425        428        47.3%
            ----------   ---------   ----------   -------   --------   -----------   ------   --------   ---------
  Total            636   $   8,167   $    1,360   $ 2,534   $  1,626   $       839   $  771   $  1,036       100.0%
            ==========   =========   ==========   =======   ========   ===========   ======   ========   =========

*     Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                    Class
                           Number of   ------------------------------------------------------------------               Percent of
December 31, 2013           Loans     Apartments  Offices     Retails   Industrials    Hotels     Others     Total        Total $
-------------------------  ---------  ---------   --------   --------   -----------   --------   --------   --------    -------
                                                                      ($ in Millions)
Credit Quality Indicator:
   In good standing             623   $   1,347   $  2,427   $  1,626   $      839    $    771   $    952   $  7,962        97.5%
   Restructured (a)              11          13         90         --           --          --         84        187         2.3%
   90 days or less
   delinquent                    --          --         --         --           --          --         --         --         0.0%
   >90 days  delinquent or
     in process
     of foreclosure               2          --         --         18           --          --         --         18         0.2%
                           --------   ---------   --------   --------   ----------    --------   --------   --------    --------
Total (b)                       636   $   1,360   $  2,517   $  1,644   $      839    $    771   $  1,036   $  8,167       100.0%
                           ========   =========   ========   ========   ==========    ========   ========   ========    ========
Valuation allowance                   $       2   $     61   $      6   $        1    $      3   $     33   $    106         1.3%
                                      ---------   --------   --------   ----------    --------   --------   --------    --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)   Does not reflect valuation allowances.

The Company holds mortgages with a carrying value of $71 million and $82 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company's mortgage and other loan valuation allowance activity was as follows:

                                                2013        2012       2011
                                               -------    -------    -------
                                                       (in millions)
Allowance, beginning of year                   $   155    $   233    $   319
     Additions (reductions) to allowance for
       losses                                       57        (62)       (32)
     Charge-offs, net of recoveries                (74)       (16)       (54)
                                               -------    -------    -------
Allowance, end of year                         $   138    $   155    $   233
                                               =======    =======    =======

The Company's impaired mortgage loans were as follows:

                                                2013       2012        2011
                                               -------    -------    -------
                                                     (in millions)
Impaired loans with valuation allowances       $   137    $    75    $   108
Impaired loans without valuation allowances         --          7         69
                                               -------    -------    -------
     Totali mpairedloans                           137         82        177
Valuation allowances on impaired loans             (56)       (27)       (18)
                                               -------    -------    -------
     Impaired loans,net                        $    81    $    55    $   159
                                               =======    =======    =======

The Company recognized $7 million, $4 million and $10 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $67 million and $11 million of commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2013, these commercial mortgage loans had related total allowances for credit losses of $11 million. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                2013      2012
                              --------   -------
                                (in millions)
Alternative investments (a)   $  7,047   $ 6,695
Investment real estate (b)         443       519
FHLB common stock                   22        54
Mutual funds                        --         1
                              --------   -------
Total                         $  7,512   $ 7,269
                              ========   ======

(a) Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships. (b) Net of accumulated depreciation of $181 million and $176 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2013        2012         2011
                                 --------    ---------    ---------
                                         (in millions)
Investment income:
    Fixed maturity securities   $   5,275    $   5,792    $   5,404
    Equity securities                 (20)          67            2
    Mortgage and other loans          527          526          540
    Policy loans                       99          102          106
    Investment real estate             79           73           59
    Other invested assets             919          650          508
    Securities lending                  3            2           --
    Other investment income            52           12           12
                                ---------    ---------    ---------
Total investment income             6,934        7,224        6,631
Investment expenses                  (242)        (223)        (191)
                                ---------    ---------    ---------
Net investment income           $   6,692    $   7,001    $   6,440
                                =========    =========    =========

The carrying value of investments that produced no investment income during 2013 was $75 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                      2013         2012         2011
                                                   ---------    ---------    ---------
                                                              (in millions)
Sales of fixed maturity securities                 $   1,787    $   1,506    $     760
Sales of equity securities                                28           25           30
Mortgage and other loans                                 (57)          73           55
Investment real estate                                    73           12           15
Other invested assets                                      2          (21)        (144)
Derivatives                                              153         (671)        (336)
Other-than-temporary impairments                        (127)        (379)        (598)
                                                   ---------    ---------    ---------
Net realized capital gains (losses) before taxes   $   1,859    $     545    $    (218)
                                                   =========    =========    =========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2013                 2012                   2011
                            -------------------   -------------------   --------------------
                             Gross      Gross      Gross       Gross       Gross     Gross
                            Realized   Realized   Realized   Realized    Realized   Realized
                             Gains      Losses     Gains      Losses       Gains     Losses
                            --------   --------   --------   --------    --------   --------
                                                      (in millions)
Fixed maturity securities   $  1,863   $     76   $  1,598   $     92   $     821   $     61
Equity securities                 28         --         31          6          37          7
                            --------   --------   --------   --------   ---------   --------
Total                       $  1,891   $     76   $  1,629   $     98   $     858   $     68
                            ========   ========   ========   ========   =========   ========

In 2013, 2012, and 2011, the aggregate fair value of available for sale fixed maturity and equity securities sold was $22.5 billion, $11.8 billion and $10.5 billion, which resulted in net realized capital gains of $1.8 billion, $1.5 billion and $790 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                2013       2012       2011
                                                                             ---------- ---------- ----------
                                                                                        (in millions)
Balance, beginning of year                                                   $    2,126 $    2,775 $    2,762
Increases due to:
         Credit impairments on new securities subject to impairment losses           15         96        177
         Additional credit impairments on previously impaired securities             31        194        278
Reductions due to:
         Credit impaired securities fully disposed for which there was
               no prior intent or requirement to sell                              (184)      (520)      (160)
         Credit impaired securities for which there is a current intent or
               anticipated requirement to sell                                       --         --         --
         Accretion on securities previously impaired due to credit (a)             (403)      (422)      (272)
Other                                                                                --          3        (10)
                                                                             ---------- ---------- ----------
Balance, end of year                                                         $    1,585 $    2,126 $    2,775
                                                                             ========== ========== ==========

(a) Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

<CAPTION
                                                              At Date of
                                                             Acquisition
                                                           ---------------
                                                            (in millions)

Contractually required payments (principal and interest)   $         9,767
Cash flows expected to be collected (a)                              7,764
Recorded investment in acquired securities                           5,065

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                 December 31, 2013    December 31, 2012
                                ------------------    -----------------
                                              (in millions)
Outstanding principal balance   $            5,805    $           4,262
Amortized cost                               3,969                2,794
Fair value                                   4,397                3,189

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                        2013            2012
                                                    ------------    ------------
                                                            (in millions)
Balance, beginning of year                          $      1,734    $      1,695
    Newly purchased PCI securities                           826             486
    Disposals                                                (39)           (175)
    Accretion                                               (258)           (244)
    Effect of changes in interest rate indices               118             (84)
    Net reclassification from (to) non-accretable
     difference, including effects of prepayments            296              56
                                                    ------------    ------------
Balance, end of year                                $      2,677    $      1,734
                                                    ============    ============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                    Derivative Assets             Derivative Liabilities
                                                               ----------------------------    ---------------------------
                                                                 Notional          Fair           Notional        Fair
                                                                Amount (a)       Value (b)       Amount (a)      Value (b)
                                                               ------------    ------------    ------------   ------------
                                                                                       (in millions)
December 31, 2013
Derivatives designated as hedging instruments:
     Interest rate contracts                                   $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Total derivatives designated as hedging instruments            $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Derivatives not designated as hedging instruments:
     Interest rate contracts                                   $      5,996    $        691    $      4,125   $        650
     Equity contracts                                                 4,529             187           2,500             --
     Other contracts (c)                                             46,529             105           2,539            403
                                                               ------------    ------------    ------------   ------------
Total derivatives, gross                                       $     57,215           1,088    $      9,297          1,068
                                                               ============    ------------    ============   ------------
     Counterparty netting (d)                                                          (108)                          (108)
     Cash collateral (e)                                                               (378)                           (23)
                                                                                -----------                   ------------
Total derivatives, net                                                                  602                            937
                                                                                -----------                   ------------
Less:  Bifurcated embedded derivatives                                                   95                            403
                                                                                -----------                   ------------
Total derivatives on balance sheets                                             $       507                   $        534
                                                                                ===========                   ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                               Derivative Assets            Derivative Liabilities
                                         ----------------------------    ---------------------------
                                           Notional          Fair          Notional         Fair
                                          Amount (a)       Value (b)      Amount (a)      Value (b)
                                         ------------    ------------    ------------   ------------
                                                              (in millions)
December 31, 2012
Derivatives not designated as
  hedging instruments:
  Interest rate contracts                $      5,159    $      1,284    $      5,687   $      1,146
  Foreign exchange contracts                      108              15             165             43
  Equity contracts                              3,550             117              --             --
  Other contracts (c)                          10,323               2          18,235          1,040
                                         ------------    ------------    ------------   ------------
Total derivatives, gross                 $     19,140           1,418    $     24,087          2,229
                                         ============    ------------    ============   ------------
  Counterparty netting (d)                                       (230)                          (230)
  Cash collateral (e)                                            (433)                             8
                                                         ------------                   ------------
Total derivatives, net                                            755                          2,007
                                                         ------------                   ------------
Less:  Bifurcated embedded derivatives                             --                          1,040
                                                         ------------                   ------------
Total derivatives on balance sheets                      $        755                   $        967
                                                         ============                   ============

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Includes primarily bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits. See Notes 2 and 8 for additional information.
(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)  Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the consolidated statements of income:

                                                        2013            2012            2011
                                                    ------------    ------------    ------------
                                                                   (in millions)
Derivatives designated as hedging instruments
   Interest rate contracts                          $        (32)   $         --    $         --
                                                    ------------    ------------    ------------
Total                                               $        (32)   $         --    $         --
                                                    ============    ============    ============
Derivatives not designated as hedging instruments
   Interest rate contracts                          $        (81)   $         (8)   $       (173)
      Foreign exchange contracts                              --             (48)            156
   Equity contracts                                         (448)           (101)            118
   Other contracts                                           714            (514)           (437)
                                                    ------------    ------------    ------------
Total                                               $        185    $       (671)   $       (336)
                                                    ============    ============    ============

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $212 million and $231 million of net derivative assets at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                                       At December 31,
                                     ---------------------------------------------------------------------------------------
                                              VIE Assets*                VIE Liabilities         Off-Balance Sheet Exposure
                                     ---------------------------   ---------------------------   ---------------------------
                                         2013           2012           2013           2012           2013           2012
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                                                       (in millions)
Castle 1 Trust                       $        515   $        632   $        209   $        324   $         --   $         --
Castle 2 Trust                                440            634             72            274             --             --
Ambrose 2                                   2,072             --             91             --             --             --
Ambrose 3                                   2,198             --             90             --             --             --
Ambrose 5                                   2,613             --            131             --             --             --
Selkirk No. 1 Ltd.                          1,015                           229
Investment in limited partnerships            612            665             33             23             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total                                $      9,465   $      1,931   $        855   $        621   $         --   $         --
                                     ============   ============   ============   ============   ============   ============

* The assets of each VIE can be used only to settle specific obligations of that VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                             Maximum Exposure to Loss
                                                   --------------------------------------------
                                     Total VIE      On-Balance      Off-Balance
                                       Assets         Sheet           Sheet           Total
                                   ------------    ------------    ------------    ------------
                                                          (in millions)
December 31, 2013
Real estate and investment funds   $      4,321    $        683    $         50    $        733
                                   ------------    ------------    ------------    ------------
Total                              $      4,321    $        683    $         50    $        733
                                   ============    ============    ============    ============
December 31, 2012
Real estate and investment funds   $      5,448    $        779    $         55    $        834
                                   ------------    ------------    ------------    ------------
Total                              $      5,448    $        779    $         55    $        834
                                   ============    ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                                      At December 31,
                                                ------------------------------------------------------------
                                                       Consolidated VIEs             Unconsolidated VIEs
                                                ----------------------------    ----------------------------
                                                    2013            2012            2013            2012
                                                ------------    ------------    ------------    ------------
                                                                        (in millions)
Assets:
    Cash and short-term investments             $        140    $        182    $         --    $         --
    Bonds available for sale                           6,884              --              --              --
    Mortgage loans and other loans receivable          1,015              --              --              --
    Aircraft                                             762             984              --              --
    Other invested assets                                454             513             683             779
    Other asset accounts                                 210             252              --              --
                                                ------------    ------------    ------------    ------------
Total assets                                    $      9,465    $      1,931    $        683    $        779
                                                ============    ============    ============    ============
Liabilities:
    Amounts due to related parties              $         85    $        139    $         --    $         --
    Notes payable - to affiliates, net                   237             142              --              --
    Notes payable - to third parties, net                346              98              --              --
    Other liability accounts                             187             242              --              --
                                                ------------    ------------    ------------    ------------
Total liabilities                               $        855    $        621    $         --    $         --
                                                ============    ============    ============    ============

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments"), an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 14 herein for additional information on these entities.

Securitization Vehicles

Ambrose

During 2013, the Company entered into three separate securitization transactions for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The securitization transactions involved the Company's transfer of a portfolio of its high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2013-2 ("Ambrose 2"), Ambrose 2013-3 ("Ambrose 3") and Ambrose 2013-5 ("Ambrose 5") (collectively referred to as the "Ambrose entities"). The Ambrose entities issued beneficial interests to the Company in consideration for the transferred securities. The majority of the beneficial interests issued by the Ambrose entities are owned by the Company and it maintains the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs. Accordingly, the Company consolidates Ambrose 2, Ambrose 3 and Ambrose 5. See
Note 14 herein for additional information on these entities.

Selkirk

During 2013, the Company entered into a securitization transaction in which a portfolio of its commercial mortgage loans were transferred to a special purpose entity, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in two special purpose entities and cash proceeds from the securitized notes issued to third party investors by another special purpose entity. The Company determined that it either controlled or was the primary beneficiary of all of the special purpose entities in the securitization structure, and therefore consolidates all of these entities, including Selkirk No. 1 Ltd, which is a VIE. See Note 14 for additional information on this securitization transaction.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above, however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $      4,158    $      4,704    $      5,315
    Deferrals                                                    790             584             663
    Accretion of interest/amortization                          (581)           (592)           (722)
    Effect of unlocking assumptions used in
       estimating future gross profits                           105              45              28
    Effect of realized gains on securities                       (37)            (85)           (245)
    Effect of unrealized (gains) losses on securities            661            (498)           (335)
                                                        ------------    ------------    ------------
Balance at December 31                                  $      5,096    $      4,158    $      4,704
                                                        ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of business acquired (VOBA) is included in DAC on the consolidated balance sheets. The following table summarizes the activity in value of business acquired:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $        339    $        391    $        443
    Accretion of interest/amortization                           (27)            (15)            (39)
    Effect of unlocking assumptions used in
       estimating future gross profits                            10               5               1
    Effect of realized gains on securities                        (5)            (23)             (5)
    Effect of unrealized (gains) losses on securities             31             (19)             (9)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        348    $        339    $        391
                                                        ============    ============    ============

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $19 million, $17 million, $16 million and $16 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)

Balance at January 1                                    $        354    $        555    $        667
    Deferrals                                                     62             112             134
    Accretion of interest/amortization                          (109)           (140)           (167)
    Effect of unlocking assumptions used in
       estimating future gross profits                            65              27               8
    Effect of realized gains on securities                       (13)             (1)            (46)
    Effect of unrealized (gains) losses on securities            143            (199)            (41)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        502    $        354    $        555
                                                        ============    ============    ============

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2013, unlocking decreased amortization primarily due to updated spread assumptions for fixed annuity products, partially offset by decreases from higher life insurance mortality assumptions and surrender rate assumptions. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression.

8. FUTURE POLICY BENEFITS, POLICYHOLDER CONTRACT DEPOSITS, GUARANTEED BENEFITS AND OTHER POLICYHOLDER FUNDS

FUTURE POLICY BENEFITS

The liability for long duration future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

o Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.5 percent and grade to zero percent.

o Mortality and surrender rates are generally based upon actual experience when the liability is established.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For the years ended December 31, 2013 and 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $886 million and $807 million, respectively as a consequence of actual loss recognition, and a $61 million strengthening of long-term care reserves in 2012 for updated morbidity assumptions. There was no actual loss recognition recorded in 2011.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities were as follows at December 31:

                                      2013             2012
                                  ------------    ------------
                                          (in millions)
Policyholder contract deposits:
   Life Insurance and A&H         $     11,476    $     10,859
   Fixed Annuities                      43,718          45,268
   Retirement Income Solutions           6,093           4,904
   Group Retirement                         32              34
   Institutional Markets                 8,848          11,633
   All other Institutional                 230             227
                                  ------------    ------------
Total                             $     70,397    $     72,925
                                  ============    ============

The products for which reserves are included in policyholder contract deposits at December 31, 2013 had the following characteristics:

o Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.4 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 15.0 percent grading to zero over a period of up to 20 years.

o GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 8.3 percent. The majority of these GICs mature within seven years.

o Interest rates on corporate life insurance products are guaranteed at 3.0 percent and the weighted average rate credited in 2013 was 4.4 percent.

o    The universal life products have credited interest rates of 1.0 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.7 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

Guaranteed Benefits

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent.

Details concerning the Company's GMDB exposure as of December 31 were as follows:

                                                         2013                                2012
                                           ---------------------------------    --------------------------------
                                            Net Deposits        Highest         Net Deposits         Highest
                                               Plus a           Contract           Plus a           Contract
                                              Minimum            Value             Minimum            Value
                                               Return           Attained           Return           Attained
                                           ---------------   ---------------    --------------    --------------
                                                                          ($ in millions)

Account value                              $         20,108  $           14,428 $       13,943    $       13,688
Amount at risk (a)                                      635                 620            955             1,093
Average attained age of contract holders                 65                  67             66                66
Range of guaranteed minimum return rates        0.00%-10.00%                       0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB and GMIB liabilities related to variable annuity contracts:

                             2013           2012
                         ------------    ------------
                                 (in millions)
Balance at January 1     $        401    $        439
Reserve increase                   32              30
Benefits paid                     (55)            (68)
                         ------------    ------------
Balance at December 31   $        378    $        401
                         ============    ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2013:

     o Data used was up to 1,000 stochastically generated investment performance scenarios.

     o Mean investment performance assumption ranged from 3.0 to 10.0 percent.

     o    Volatility assumption was 16 percent.

     o For certain products, mortality was assumed to be 50.0 percent to 87.5 percent of the 1994 variable annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.

     o Lapse rates vary by contract type and duration and range from zero to 37 percent.

     o The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMWB and GMAV

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $89 million at December 31, 2013 and a net liability of $801 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $23.0 billion and $15.4 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $51 million and $590 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2013 and 6.7 percent of gross premiums in 2013. Policyholder dividends were $28 million, $35 million and $41 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the consolidated statements of income.

9. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from a reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                                  Percentage
                                                    Ceded to       Assumed                        of Amount
                                      Gross         Other        From Other         Net           Assumed
                                      Amount       Companies      Companies         Amount         to Net
                                   ------------   ------------   ------------    ------------   ------------
                                                             (in millions)
December 31, 2013
Life insurance in force            $    796,660   $    103,198   $      2,662    $    696,124           0.38%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,441   $        889   $         22    $      1,574           1.40%
   Accident and health insurance            218             10             --             208           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,659   $        899   $         22    $      1,782           1.23%
                                   ============   ============   ============    ============
December 31, 2012
Life insurance in force            $    793,874   $    108,760   $      2,728    $    687,842           0.40%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,228   $        847   $         21    $      1,402           1.50%
   Accident and health insurance            228             13             (1)            214          -0.47%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        860   $         20    $      1,616           1.24%
                                   ============   ============   ============    ============
December 31, 2011
Life insurance in force            $    785,904   $    117,210   $      3,080    $    671,774           0.46%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,210   $        846   $         22    $      1,386           1.59%
   Accident and health insurance            246             17             --             229           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        863   $         22    $      1,615           1.36%
                                   ============   ============   ============    ============

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance assets on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $110 million and $111 million at December 31, 2013 and 2012, respectively. Reinsurance recoverable on unpaid losses was approximately $74 million and $108 million at December 31, 2013 and 2012, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $658 million, $694 million and $579 million for the years ended 2013, 2012 and 2011, respectively.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to the Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The agreement between the Company and AGC Life also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $73 million, $66 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreement.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"). The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million, $4 million and $3 million, respectively, representing the risk charge associated with the coinsurance agreement.

10. DEBT

The following table lists the Company's total debt outstanding at December 31, 2013 and 2012. The interest rates presented in the following table are the range of contractual rates in effect at year end, including fixed and variable-rates:


                                               Range of                             Balance at           Balance at
                                               Interest                           December 31,           December 31,
Year Ended December 31, 2013                    Rate(s)       Maturity Date(s)        2013                   2012
                                           ----------------   ---------------  ------------------    ------------------
                                                                                            (in millions)
Notes Payable, Affiliates:
     Notes payable of consolidated VIEs      7.00% - 7.60%         2027        $               26    $              142
     Notes payable of consolidated VIEs,
       at fair value                         3.06% - 3.26%         2060                       211                    --
     Debt of consolidated investments        0.00% - 5.77%       various                       23                    --
                                                                               ------------------    ------------------
  Total Notes Payable, Affiliates                                                             260                   142
Notes Payable, Third Party:
     Notes payable of consolidated VIEs      1.33% - 7.00%       various                      346                    98
     FHLB borrowings                         0.50% - 0.54%         2015                        32                    60
                                                                               ------------------    ------------------
  Total Notes Payable, Third Party                                                            378                   158
                                                                               ------------------    ------------------
Total Notes Payable                                                            $              638    $              300
                                                                               ==================    ==================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including hedge accounting valuation adjustments and fair value adjustments, when applicable:

                                                                                     Year Ending
                                                         ----------------------------------------------------------------------
December 31, 2013                              Total       2014        2015        2016        2017        2018      Thereafter
                                             --------    --------    --------    --------    --------    --------    ----------
                                                                                (in millions)
Notes Payable, Affiliates:
    Notes payable of consolidated VIEs       $     26    $     --    $     --    $     --    $     --    $     --    $       26
    Notes payable of consolidated VIEs, at
      fair value                                  211          --          --          --          --          --           211
    Debt of consolidated investments               23          --          --          13          --          --            10
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Affiliates                  260          --          --          13          --          --           247
Notes Payable, Third Party:
    Notes payable of consolidated VIEs            346          --          --          --          --          --           346
    FHLB borrowings                                32          --          32          --          --          --            --
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Third Party:                378          --          32          --          --          --           346
                                             --------    --------    --------    --------    --------    --------    ----------
Total Notes Payable                          $    638    $     --    $     32    $     13    $     --    $     --    $      593
                                             ========    ========    ========    ========    ========    ========    ==========

Castle Trust Notes Payable

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable. As of December 31, 2013, the balance of the Castle 2 Trust notes was paid in full.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 for Castle 1 Trust. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

FHLB Borrowings

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time. On May 28, 2013, AGLA's outstanding FHLB of Cincinnati stock was redeemed. The carrying value of the Company's ownership in FHLB stock is reported on the consolidated balance sheets in other invested assets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company              Domiciliary State       FHLB Bank
--------             -----------------       --------------------
AGL                  Texas                   FHLB - Dallas
WNL                  Texas                   FHLB - Dallas
SALIC                Arizona                 FHLB - San Francisco

At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $67 million and $372 million, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2028. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                                                   (in millions)
2014                                                               $          24
2015                                                                          23
2016                                                                          20
2017                                                                          15
2018                                                                          10
Thereafter                                                                    34
                                                                   -------------
Total                                                              $         126
                                                                   =============

Rent expense was $32 million, $33 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases. At December 31, 2013, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2013, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                                                   (in millions)
2014                                                             $           103
2015                                                                          77
2016                                                                          49
2017                                                                          33
2018                                                                          18
Thereafter                                                                    15
                                                                 ---------------
Total                                                            $           295
                                                                 ===============

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $526 million and $595 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $504 million are currently expected to expire by 2014, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage Loan Commitments

The Company had $215 million in commitments relating to mortgage loans at December 31, 2013.

Other Commitments

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 15).

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2013.

CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's results of operations, cash flows and financial position.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $12 million and $17 million for these guaranty fund assessments at December 31, 2013, and 2012, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. TOTAL EQUITY

Capital contributions received by the Company were $368 million, $265 thousand and $16 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:

                                                                 2013           2012             2011
                                                            ------------    ------------    ------------
                                                                             (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $      6,491    $     12,608    $      9,722
   Gross unrealized losses                                        (2,542)           (704)         (2,143)
Net unrealized gains on other invested assets                        897             925             655
Adjustments to DAC, VOBA and deferred sales inducements             (940)         (1,804)         (1,088)
Insurance loss recognition                                           (10)         (2,048)         (1,712)
Foreign currency translation adjustments                               3              12              16
Deferred federal and state income tax expense                     (1,168)         (3,096)         (1,913)
                                                            ------------    ------------    ------------
   Accumulated other comprehensive income                   $      2,731    $      5,893    $      3,537
                                                            ============    ============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                           Unrealized
                              gains
                           (losses) of
                              fixed                          Adjustment to
                            maturity                           deferred
                           investments                          policy
                               on                            acquisition
                              which        Unrealized           costs,
                           other-than        gains             value of
                            temporary       (losses)           business
                             credit          on all          acquired and                       Foreign
                           impairments       other              deferred      Insurance        currency
                              were          invested            sales            loss         translation
                              taken          assets          inducements      recognition      adjustment          Total
                          -------------    -------------   ---------------   -------------    -------------    -------------
                                                                    (in millions)
DECEMBER 31, 2013
Unrealized change
 arising during period     $        461    $      (6,597)   $         885    $       1,152    $          (9)   $      (4,108)
Less: Reclassification
 adjustments included
 in net income                       92            1,726               50             (886)              --              982
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 before income tax
 (expense) benefit                  369           (8,323)             835            2,038               (9)          (5,090)
Less: Income tax
 (expense) benefit                 (127)           3,058             (293)            (713)               3            1,928
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 net of income tax
 (expense) benefit        $         242    $      (5,265)   $         542    $       1,325    $          (6)   $      (3,162)
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2012
Unrealized change
 arising during period     $      1,682    $       1,787    $        (817)   $      (1,143)   $          (4)   $       1,505
Less: Reclassification
 adjustments included
 in net income                      230           (1,356)            (101)            (807)              --           (2,034)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
comprehensive income,
 before income tax
 (expense) benefit                1,452            3,143             (716)            (336)              (4)           3,539
Less: Income tax
 (expense) benefit                 (545)          (1,015)             257              119                1           (1,183)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         907    $       2,128    $        (459)   $        (217)   $          (3)   $       2,356
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2011
Unrealized change
 arising during period     $        616    $       3,082    $        (465)   $      (1,478)   $           3    $       1,758
Less: Reclassification
 adjustments included
 in net income                      291               (5)             (80)              --               --              206
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 before income tax
 (expense) benefit                  325            3,087             (385)          (1,478)               3            1,552
Less: Income tax
(expense) benefit                  (111)          (1,104)             134              519               (1)            (563)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         214    $       1,983    $        (251)   $        (959)   $           2    $         989
                          =============    =============    =============    =============    =============    =============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                 Amount
                                              Reclassified
                                                   from
                                               Accumulated
                                                  Other
                                              Comprehensive
                                                 Income
                                             ----------------
                                                                  Affected Line Item in the Consolidated
                                                   2013                    Statements of Income
                                             ----------------    ----------------------------------------
                                               (in millions)
Unrealized gains (losses) of fixed
 maturity investments on which other-than
 temporary credit impairments were taken      $          92     Net realized capital gains (losses)
Unrealized gains (losses) on all other
 invested assets                                      1,726     Net realized capital gains (losses)
Adjustment to deferred policy                                   Amortization of deferred policy
 acquisition costs and deferred sales                           acquisition costs and deferred sales
 inducements                                             50     inducements
Insurance loss recognition                             (886)    Policyholder benefits
                                             --------------
Total reclassifications for the period       $          982
                                             ==============

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2014 without prior approval of the TDI is $3.9 billion.

In 2013 and 2012, the Company paid dividends totaling $2.6 billion and $1.9 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

Statutory net income and capital and surplus of AGL were as follows:

At year ended, December 31,                                   2013              2012              2011
--------------------------------------------------------   -------------    -------------    -------------
                                                                         (in millions)
Statutory net income                                       $       3,431    $       3,641    $         924
At December 31:
Statutory capital and surplus                                     12,656           11,515
Aggregate minimum required statutory capital and surplus           2,624            2,636

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                               2013            2012             2011
                           ------------    ------------    ------------
                                           (in millions)
Current                    $         95    $        (21)    $      (345)
Deferred                           (543)           (601)           (368)
                           ------------    ------------    ------------
Total income tax benefit   $       (448)   $       (622)   $       (713)
                           ============    ============    ============

The U.S. statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual income tax expense (benefit) differs from the statutory U.S. federal amount computed by applying the federal income tax rate for the years ended December 31, due to the following:

                                                         2013             2012             2011
                                                      ------------    ------------    ------------
                                                                      (in millions)
U.S. federal income tax (benefit) at statutory rate   $      1,573    $        845    $        464
Adjustments:
   Valuation allowance                                      (1,999)         (1,457)         (1,225)
   State income tax                                              8              (2)             91
   Dividends received deduction                                (23)            (24)            (27)
   Other                                                        (7)             16             (16)
                                                      ------------    ------------    ------------
Total income tax benefit                              $       (448)   $       (622)   $       (713)
                                                      ============    ============    ============

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                2013             2012
                                                                            -------------    -------------
                                                                                     (in millions)
Deferred tax assets:
    Excess capital losses and other tax carryovers                          $         569    $       3,604
    Basis differential of investments                                               3,014            1,085
    Policy reserves                                                                   577            1,758
    Other                                                                             235              271
                                                                            -------------    -------------
    Total deferred tax assets before valuation allowance                            4,395            6,718
    Valuation allowance                                                            (1,173)          (3,467)
                                                                            -------------    -------------
    Total deferred tax assets                                                       3,222            3,251
Deferred tax liabilities:
    Deferred policy acquisition costs                                              (1,507)          (2,074)
    Net unrealized gains on debt and equity securities available for sale          (1,365)          (3,081)
    State deferred tax liabilities                                                    (21)             (21)
    Capitalized EDP                                                                    (1)              (6)
                                                                            -------------    -------------
    Total deferred tax liabilities                                                 (2,894)          (5,182)
                                                                            -------------    -------------
Net deferred tax asset (liability)                                          $         328    $      (1,931)
                                                                            =============    =============

At December 31, 2013, the Company had no net operating losses carryforwards. At December 31, 2013, the Company had the following foreign tax credit carryovers:

                                                Amount           Year expired
                                           -----------------   -----------------
                                             (in millions)
2005                                       $              1          2015
2006                                                      6          2016
2007                                                      1          2017
2008                                                      2          2018
2009                                                      3          2019
2010                                                      9          2020
2011                                                      7          2021
2012                                                      7          2022
2013                                                      7          2023
                                           ----------------
Total                                      $             43
                                           ================

At December 31, 2013, the Company had the following capital loss carryforwards:

                                                Amount           Year expired
                                           ----------------    -----------------
                                            (in millions)
2009                                       $            885          2014
                                           ================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013, the Company had the following general business credit carryforwards:

                                                Amount           Year expired
                                           -----------------   -----------------
                                            (in millions)
2005                                       $             18          2025
2006                                                      7          2026
2007                                                     90          2027
2008                                                     15          2028
2009                                                     27          2029
2010                                                     38          2030
2011                                                      7          2031
2012                                                      7          2032
2013                                                      8          2033
                                           ----------------
                                           $            217
                                           ================

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

     o the nature, frequency and severity of cumulative financial reporting losses in recent years;

     o the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

     o the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

     o prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Therefore, for the year ended December 31, 2013, the Company released $2,294 million of its deferred tax asset valuation associated with the capital loss carryforwards, of which $1,999 million was allocated to income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                         ----------------------------
                                                             2013            2012
                                                         ------------    ------------
                                                                 (in millions)
Gross unrecognized tax benefits at beginning of period   $         85    $         65
  Increases in tax positions for prior years                        7              20
  Decreases in tax positions for prior years                        0             --
                                                         ------------    ------------
Gross unrecognized tax benefits at end of period         $         92    $         85
                                                         ============    ============

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

As of December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $68 million and $67 million, respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $27 million and $11 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued $16 million and $18 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2013, 2012 and 2011, the Company recognized an expense of $6 million, $11 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governors of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services Effective January 1, 2013, the Company became the service provider for additional affiliated companies. The Company paid approximately $297 million, $198 million and $278 million for such services in 2013, 2012 and 2011, respectively. Accounts payable for such services were $190 million and $172 million at December 31, 2013 and 2012, respectively. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $805 million, $282 million and $151 million for such services and rent in 2013, 2012 and 2011, respectively. Accounts receivable for rent and services were $91 million and $226 million at December 31, 2013 and 2012, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $50 million, $39 million and $36 million for the years ended December 31, 2013, 2012 and 2011, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 7 percent, 8 percent and 10 percent of premiums received in 2013, 2012 and 2011, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 16 percent and 14 percent of sales in 2013, 2012 and 2011, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $4 million, $3 million and $2 million in 2013, 2012 and 2011, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $17 million, $15 million and $14 million in 2013, 2012 and 2011, respectively, and are net of certain administrative costs incurred by VALIC of $5 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which were redeemed in full in 2013. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust recognized impairment losses of $5 million, $4 million and $86 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Castle 2 Trust recognized impairment losses of $8 million, $9 million and $87 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million on the Note during 2011.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH") (formerly known as SunAmerica Financial Group, Inc.), which matured on September 15, 2011. The Company recognized interest income of $22 million on the Note during 2011. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by AIGLH. Principal payments of $100 million were received on June 29, 2012 and September 30, 2013, reducing the outstanding balance of the inter-company note receivable to $100 million as of September 30, 2013. The Company recognized interest income of $10 million, $16 million and $5 million on the Note during 2013, 2012 and 2011, respectively.

Selkirk

During 2013, the Company transferred a portfolio of its commercial mortgage loans ("CML Portfolio") to a newly formed special purpose entity, Selkirk No. 1 Investments ("SPV1"). The transaction involved the securitization of the transferred loans with the Company retaining a significant (75%) beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in loan-backed and structured securities ("Senior Investment Grade Notes") issued by another newly formed special purpose entity, Selkirk 2013-1 ("SPV2"), an equity interest in SPV1 ("SPV1 Equity Interest") and $230.0 million of cash proceeds from the most senior tranche of securitized notes issued by another SPV, Selkirk No. 1 Limited, to third party investors. The consideration received had an aggregate fair value of approximately $973.4 million. AIG Investments services the CML Portfolio on behalf of SPV1.

The Company determined that it either controlled or was the primary beneficiary of all SPVs in the securitization structure and therefore consolidates all of these SPVs. See Note 6 for additional disclosures related to VIEs. The Senior Investment Grade Notes and the SPVI Equity Interest held by the Company are eliminated in consolidation, while the securitized commercial mortgage loans remain on the Company's consolidated balance sheet. On a consolidated basis, the net change in the Company's balance sheet consisted of additional assets in the form of cash consideration received that was subsequently invested and the liabilities for notes payable to third party investors.

Lighthouse VI

During 2013, the Company, along with VALIC, (collectively, the "Insurers") executed three transactions in which a portfolio of securities ("Transferred Portfolios") was, in each transaction, transferred into a newly established Common Trust Fund ("CTF") in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's representative security account. In each transaction, a portion of the Company's securities ("Exchange Assets") were transferred into the representative security account of VALIC in exchange for other VALIC securities. Only the transfers of the Exchange Assets

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

between the Insurers qualify for derecognition treatment under ASC 860, "Transfers and Servicing," and thus were the only assets derecognized in the transfer of the Transferred Portfolios into the CTFs. The securities received by the Company for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried at accreted value, based on cash flow projections. The Company transferred securities with an aggregate fair value of $7.7 billion into the CTFs for all three transactions and recognized a gain of $250 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets included in the CTFs.

Ambrose Transactions

During 2013, the Company acquired certain financial assets from AIG and subsequently entered into three related securitization transactions with certain affiliates and a third party to enhance its statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG in each transaction consisted of a structured security backed by a portfolio of structured securities ("Repack Note") and were exchanged for an intraday Demand Note which was subsequently extinguished. In each securitization transaction, the Company transferred a portfolio of its high grade corporate securities and the Repack Note to newly formed special purpose entities; Ambrose 2, Ambrose 3 and Ambrose 5, respectively. As consideration for the transferred securities, the Company received beneficial interests in three tranches of structured securities (Class A1, B and X) issued by each Ambrose entity. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. The Class X notes were subsequently transferred on the same day to AIG in exchange for cancellation of the Demand Note, described above, which resulted in capital contributions to the Company of $92 million, $121 million and $134 million related to Ambrose 2, Ambrose 3 and Ambrose 5, respectively. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors.

The Ambrose entities each received a capital commitment of up to $300 million each for Ambrose 2 and Ambrose 3, and $400 million for Ambrose 5, from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to the respective Ambrose entity upon demand. AIG indirectly bears the first loss position in each transaction through its ownership of the Class X notes and the capital commitment. AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

Each Ambrose entity is a VIE and the Company consolidates these three Ambrose entities. See Note 6 for additional disclosures related to VIEs. The Class A1 and Class B structured securities held by the Company are eliminated in consolidation. The Class X notes and the Class A2 notes held by AIG and a third party, respectively, are classified as notes payable. The Ambrose entities elected the fair value option for their Class X notes. On a consolidated basis, the Ambrose transactions resulted in an increase in the Company's assets (Repack Note and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Details of each transaction are as follows:

                                                                     Ambrose 2          Ambrose 3         Ambrose 5
                                                                 -----------------   ---------------    -------------
                                                                                     (in millions)
Date of transaction                                              February 6, 2013    April 10, 2013     July 25, 2013
Combined carrying value of transferred securities and
 Repack Note                                                     $          1,985    $        2,117     $       2,618
Fair value of Class A1 and Class B notes received                           1,933             2,069             2,413
Fair value of Class X notes received                                           67                58                83

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Capital Maintenance Agreement

In March 2011, AIG entered into a Capital Maintenance Agreements ("CMAs") with the Company and certain of its insurance company affiliates. Among other things, the CMA provides that AIG will maintain the total adjusted capital of the Company at or above a specified minimum percentage of the Company's projected Company Action Level RBC. The Company and AIG amended and restated the CMA effective as of February 18, 2014, to recharacterize it as a capital surplus agreement and remove the Company's dividend payment requirement. As structured, the CMA contemplates that the specified minimum percentage would be reviewed and agreed upon at least annually. AIG has not made any capital contributions to the Company under the CMA. As of December 31, 2013, the specified minimum RBC percentage was 385 percent.

Financing Agreements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 or 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 and 2012.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. There was no outstanding balance under this agreement at December 31, 2013 or 2012.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPA"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.4 billion and $1.2 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $1.32 billion dividend to AGC Life on March 28, 2014.

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY
                                AN AIG COMPANY

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       as of December 31, 2013 and 2012
             for the years ended December 31, 2013, 2012 and 2011

                                 [LOGO OF AIG]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

 As of December 31, 2013, 2012 and for the Years Ended December 31, 2013, 2012
                                   and 2011

                               TABLE OF CONTENTS

          Independent Auditor's Report                                      1

          Statements of Admitted Assets                                     3

          Statements of Liabilities, Capital and Surplus                    4

          Statements of Operations and Changes in Capital and Surplus       5

          Statements of Cash Flows                                          6

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                               7

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    19

 Note 3   Investments                                                       21

 Note 4   Fair Value of Financial Instruments                               28

 Note 5   Reserves for Loss and Loss Adjustment Expenses                    29

 Note 6   Related Party Transactions                                        32

 Note 7   Reinsurance                                                       40

 Note 8   Deposit Assets and Liabilities                                    43

 Note 9   Federal and Foreign Income Taxes                                  44

 Note 10  Capital and Surplus and Dividend Restrictions                     50

 Note 11  Contingencies                                                     51

 Note 12  Other Significant Matters                                         55

 Note 13  Subsequent Events                                                 57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of American Home Assurance Company

We have audited the accompanying statutory financial statements of American Home Assurance Company (the "Company"), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years ended
December 31, 2013.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Matters
As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 28, 2014

--------------------------------------------------------------------------------

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

-------------------------------------------------------------------------------
                                                      DECEMBER 31, DECEMBER 31,
                                                          2013         2012
-------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value:
     2013 - $17,496,763; 2012 - $18,325,355)          $16,780,357  $17,011,221
   Common stocks, at fair value adjusted for
     nonadmitted assets
(cost: 2013 - $126,081; 2012 - $61,305)                   122,839       83,185
   Other invested assets (cost: 2013 - $1,642,346;
     2012 - $1,221,922)                                 1,993,925    1,483,452
   Mortgage loans                                         536,056       60,167
   Derivatives                                             13,978        4,497
   Short-term investments, at amortized cost
     (approximates fair value)                            308,868    1,075,189
   Cash and cash equivalents                              185,319       59,125
   Receivable for securities sold and other                 9,116          513
-------------------------------------------------------------------------------
TOTAL CASH AND INVESTED ASSETS                        $19,950,458  $19,777,349

Investment income due and accrued                     $   168,495  $   181,068
Agents' balances or uncollected premiums:
   Premiums in course of collection                       770,420      839,516
   Premiums and installments booked but deferred and
     not yet due                                          301,572      287,646
   Accrued retrospective premiums                         938,213    1,118,007
Amounts billed and receivable from high deductible
  policies                                                 90,030       57,578
Reinsurance recoverable on loss payments                  443,153      444,027
Funds held by or deposited with reinsurers                184,412       75,742
Net deferred tax assets                                   639,865      783,175
Equities in underwriting pools and associations           138,321      255,640
Receivables from parent, subsidiaries and affiliates       17,586      203,974
Other admitted assets                                     149,983      115,363
Allowance provision                                     (121,029)    (164,611)
-------------------------------------------------------------------------------
TOTAL ADMITTED ASSETS                                 $23,671,479  $23,974,474
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3     STATEMENTS OF ADMITTED ASSETS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

----------------------------------------------------------------------------
                                                   DECEMBER 31, DECEMBER 31,
                                                       2013         2012
----------------------------------------------------------------------------
LIABILITIES
Reserves for losses and loss adjustment expenses   $12,445,415  $12,300,489
Unearned premium reserves                            3,062,890    2,654,419
Commissions, premium taxes, and other expenses
payable                                                330,831      273,150
Reinsurance payable on paid loss and loss
adjustment expenses                                    316,486      282,684
Current federal taxes payable to parent                  2,818        4,311
Funds held by company under reinsurance treaties     1,080,691    1,232,398
Provision for reinsurance                               57,751       49,111
Ceded reinsurance premiums payable, net of ceding
commissions                                            443,051      510,362
Collateral deposit liability                           414,290      376,977
Payable for securities purchased                        13,163          489
Payable to parent, subsidiaries and affiliates          16,642      111,709
Derivatives                                             20,781        2,309
Other liabilities                                      374,983      171,723
----------------------------------------------------------------------------
TOTAL LIABILITIES                                  $18,579,792  $17,970,131
----------------------------------------------------------------------------
CAPITAL AND SURPLUS
Common capital stock, $11.51 par value, 1,758,158
shares authorized, 1,695,054 shares issued and
outstanding                                        $    19,504  $    19,504
Capital in excess of par value                       4,048,510    4,048,510
Unassigned surplus                                   1,022,075    1,935,124
Special surplus funds from retroactive reinsurance       1,598        1,205
----------------------------------------------------------------------------
  TOTAL CAPITAL AND SURPLUS                        $ 5,091,687  $ 6,004,343
----------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS             $23,671,479  $23,974,474
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4 STATEMENTS OF LIABILITIES CAPITAL and SURPLUS - As of December 31, 2013 and 2012.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

------------------------------------------------------------------------------
                                                YEARS ENDED DECEMBER 31,
                                          ------------------------------------
                                              2013        2012        2011
------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting income:
PREMIUMS EARNED                           $  5,426,625 $5,357,689 $  5,682,158
Underwriting deductions:
  Losses incurred                            3,156,380  3,633,608    3,932,805
  Loss adjustment expenses incurred            644,056    625,094      611,264
  Other underwriting expenses incurred       2,156,743  1,765,943    1,668,713
------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS                5,957,179  6,024,645    6,212,782
------------------------------------------------------------------------------
Loss portfolio transfer:
  Premiums from affiliated loss
  portfolio transfer (Note 5)                        -   (40,241)  (1,933,829)
  Losses recognized from affiliated
  loss portfolio transfer (Note 5)                   -     40,241    1,933,829
------------------------------------------------------------------------------
TOTAL LOSS PORTFOLIO TRANSFER                        -          -            -
------------------------------------------------------------------------------
NET UNDERWRITING LOSS                        (530,554)  (666,956)    (530,624)
------------------------------------------------------------------------------
Investment gain:
Net investment income earned                   896,309    911,306      800,175
Net realized capital gains (net of
capital gains tax: 2013 - $37,062; 2012
- $48,295; 2011 - $90,032)                     344,178     56,339      166,901
------------------------------------------------------------------------------
NET INVESTMENT INCOME EARNED                 1,240,487    967,645      967,076
------------------------------------------------------------------------------
  Net loss from agents' or premium
  balances charged-off                        (24,262)   (57,047)     (16,296)
  Other (expense) income                       (8,825)     10,700     (29,775)
------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND
BEFORE FEDERAL INCOME TAXES                    676,846    254,342      390,381
------------------------------------------------------------------------------
FEDERAL AND FOREIGN INCOME TAX BENEFIT        (26,144)   (31,163)    (104,195)
------------------------------------------------------------------------------
NET INCOME                                $    702,990 $  285,505 $    494,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------
CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31,
previous year                             $  6,004,343 $5,667,303 $  6,673,099
  Adjustment to beginning surplus
  (Note 2)                                    (94,261)   (29,278)       26,048
Capital and surplus, as of January 1,        5,910,082  5,638,025    6,699,147
Net income                                     702,990    285,505      494,576
Change in net unrealized capital
(losses) gains (net of capital gains
tax (benefit) expense: 2013 -
$(30,923); 2012 - $21,950; 2011 -
$(3,008))                                    (172,094)   (40,778)       44,397
Change in net deferred income tax             (27,917)   (22,439)      659,647
Change in non-admitted assets                (210,064)    208,727    (926,257)
Change in provision for reinsurance            (8,640)     29,414       20,918
Capital contribution                                 -  (645,750)       67,381
Quasi-reorganization                                 -  1,000,000            -
Return of capital                                    -          -  (1,414,078)
Change in par value of common stock                  -          -      (5,922)
Dividends to stockholder                   (1,214,959)  (522,716)    (137,458)
Foreign exchange translation                   113,151     74,961     (21,541)
Change in deferred tax asset
admissibility                                        -          -      189,739
Other surplus adjustments                        (862)      (606)      (3,246)
------------------------------------------------------------------------------
TOTAL CHANGES IN CAPITAL AND SURPLUS         (818,395)    366,318  (1,031,844)
------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,   $  5,091,687 $6,004,343 $  5,667,303
------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------
                                               YEARS ENDED DECEMBER 31,
                                          ----------------------------------
                                             2013       2012        2011
----------------------------------------------------------------------------
CASH FROM OPERATIONS
  Premiums collected, net of reinsurance  $5,894,743 $5,313,202 $  5,378,755
  Net investment income                      782,466    809,251      779,881
  Miscellaneous (expense)                   (75,119)    (6,214)     (86,211)
                                          ----------------------------------
   SUB-TOTAL                              $6,602,090 $6,116,239 $  6,072,425
  Benefit and loss related payments        3,564,863  3,593,294  3,912,580
  Payment to affiliate for loss
   portfolio transfer                      -          -          783,818
  Commission and other expense paid        2,706,806  2,502,676  2,363,413
  Federal and foreign income taxes paid    6,848      1,012      28,206
----------------------------------------------------------------------------
  NET CASH PROVIDED FROM (USED IN)
   OPERATIONS                             $  323,573 $   19,257 $(1,015,592)
----------------------------------------------------------------------------
CASH FROM INVESTMENTS
PROCEEDS FROM INVESTMENTS SOLD,
  MATURED, OR REPAID:
  Bonds                                    4,490,034  4,505,552    4,992,080
  Stocks                                       4,875      2,833      545,819
  Mortgage loans                               1,447        149            -
  Other                                      196,798    243,676      392,513
----------------------------------------------------------------------------
  TOTAL PROCEEDS FROM INVESTMENTS SOLD,
   MATURED, OR REPAID                     $4,693,154 $4,752,210 $  5,930,412
----------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED:
  Bonds                                    4,170,608  3,659,690    7,448,761
  Stocks                                      39,032      2,736        9,769
  Mortgage loans                             464,025     59,296            -
  Other                                      641,962    278,203      250,178
----------------------------------------------------------------------------
  TOTAL COST OF INVESTMENTS ACQUIRED      $5,315,627 $3,999,925 $  7,708,708
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   INVESTING ACTIVITIES                   $(622,473) $  752,285 $(1,778,296)
----------------------------------------------------------------------------
CASH FROM FINANCING AND MISCELLANEOUS
  SOURCES
  Capital contributions                            -    300,000    1,942,747
  Return of capital                                -          -  (1,414,078)
  Change in par value of common stock              -          -      (5,922)
  Dividends to stockholder                 (820,000)  (455,589)    (110,000)
  Intercompany receivable and payable,
   net                                        91,276  (164,090)     (77,372)
  Net deposit on deposit-type contracts
   and other insurance                      (23,833)    (1,683)      (1,723)
  Equities in underwriting pools and
   associations                              476,434     54,713      356,715
  Collateral deposit liability                37,313     77,021     (40,411)
  OTHER                                    (102,417)    105,869     (30,447)
----------------------------------------------------------------------------
  NET CASH (USED IN) PROVIDED FROM
   FINANCING AND MISCELLANEOUS
   ACTIVITIES                              (341,227)   (83,759)      619,509
----------------------------------------------------------------------------
Net change in cash and short-term
  investments                              (640,127)    687,783  (2,174,379)
  CASH AND SHORT-TERM INVESTMENTS:
----------------------------------------------------------------------------
  BEGINNING OF YEAR                       $1,134,314 $  446,531 $  2,620,910
----------------------------------------------------------------------------
  END OF YEAR                             $  494,187 $1,134,314 $    446,531
----------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASHFLOW - for years ending December 31, 2013, 2012 and
    2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. (f/k/a Chartis U.S. Inc.), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is
American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (Casualty, Property, Specialty and Financial Liability) and consumer (Accident & Health and Personal) lines both domestically and abroad. In 2012, these operations were rebranded as AIG Property Casualty. During 2013, certain affiliated insurance entities including, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents and Third party administrators who place direct written premium representing more than 5.0 percent of surplus with the Company for the years ending December 31, 2013 and 2012.

The Company also has significant transactions with affiliates, as described in
Note 6. The Company is diversified in terms of classes of business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

-------------------------------------------------------------------------------
STATE                                              2013      2012       2011
-------------------------------------------------------------------------------
Florida                                          $ 49,869 $   36,719 $   26,356
New York                                           15,068     41,487     28,265
Foreign - Japan                                   785,232  1,022,151  1,063,247

As of December 31, 2013, 2012 and 2011 the Company is party to an inter-company pooling agreement (the Admitted Pooling Agreement), among the nine companies listed below, collectively named the National Union Admitted Lines Pool Companies (the Admitted Pool). The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                                                          POOL
                                                                               NAIC   PARTICIPATION   STATE OF
COMPANY                                                                       CO CODE  PERCENTAGE     DOMICILE
----------------------------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union) *    19445       38%      Pennsylvania
The Company                                                                    19380       36%        New York
Commerce and Industry Insurance Company (C&I)                                  19410       11%        New York
AIG Property Casualty Company (APCC) (fka Chartis Property Casualty Company)   19402        5%      Pennsylvania
New Hampshire Insurance Company (New Hampshire)                                23841        5%      Pennsylvania
The Insurance Company of the State of Pennsylvania (ISOP)                      19429        5%      Pennsylvania
AIG Assurance Company (Assurance) (fka Chartis Casualty Company)               40258        0%      Pennsylvania
Granite State Insurance Company (Granite)                                      23809        0%      Pennsylvania
Illinois National Insurance Co. (Illinois National)                            23817        0%        Illinois
* Lead Company

Refer to Note 6 for additional information on the Admitted Pool. Additionally, see Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective
January 1, 2014.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. See Note 6D for further details.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The accompanying financial statements include the Company's U.S. operation, the operations of its Japan and Argentina branches, and its participation in the AIG International Overseas Association (the Association or AIOA), as described in Note 6. The business of American Home Japan and Argentina Branch is reported within the results of American Home and are not allocated to the remaining members of the Admitted Pool.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of American Home have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (NY DFS) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the New York State Department of Financial Services. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

NY SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including, the prescribed practice of allowing the discounting of non-tabular workers' compensation known case loss reserves (under NAIC SAP, this is not permitted) and NY SAP Regulation 20 (Regulation 20) which allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

In 2012, the Company received a permitted practice to effect a quasi-reorganization. This change had no effect on net income or surplus. Refer to Note 10 for further information.

In 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred to the Company by novation as negative paid losses rather than as premiums written and earned. This permitted practice was sought in relation to the withdrawal of a foreign affiliate from the Association, as more fully described in Note 6. The classification change has no effect on net income or surplus.

The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2013, 2012 and 2011 reporting periods.

   A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

---------------------------------------------------------------------------------------------------
                                                                   2013        2012        2011
---------------------------------------------------------------------------------------------------
NET INCOME
 American Home state basis                                      $  702,990  $  285,505  $  494,576
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Change in non-tabular discounting                                31,634     (70,542)     60,114
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
   NAIC SAP                                                     $  734,624  $  214,963  $  554,690
---------------------------------------------------------------------------------------------------
SURPLUS
 American Home state basis                                      $5,091,687  $6,004,343  $5,667,303
 State Prescribed Practices that increase/(decrease) NAIC SAP:
   Non-tabular discounting                                        (423,418)   (455,052)   (384,510)
   Credits for reinsurance                                         (27,834)   (118,047)    (94,824)
 State Permitted Practices that increase/(decrease) NAIC SAP:
   None
---------------------------------------------------------------------------------------------------
 NAIC SAP                                                       $4,640,435  $5,431,244  $5,187,969
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that the Company believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   The reserve for Losses and Loss Adjustment Expenses (LAE) including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies;
..   Other than temporary impairment losses on investments; and
..   Fair value of certain financial assets, impacting those investments measured at fair value in the statement of admitted assets and liabilities, as well as unrealized gains (losses) included in capital and surplus.
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, it is reasonably possible that in the near term the actual experience will differ from the assumptions used and the Company's statutory financial condition, results of operations and cash flows could be materiality affected.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (US GAAP). NAIC SAP and NY SAP vary in certain respects from US GAAP as set out below:

--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS       Costs are immediately expensed and are        Costs directly related to the successful
Principally brokerage          included in Other Underwriting Expenses,      acquisition of new or renewal insurance
commissions and premium taxes  except for reinsurance ceding commissions     contracts are deferred and amortized over
arising from the issuance of   received in excess of the cost to acquire     the term of the related insurance coverage.
insurance contracts.           business which are recognized as a deferred
                               liability and amortized over the period of
                               the reinsurance agreement.
--------------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID      Presented net of reinsurance recoverable.     Presented gross of reinsurance with
LOSSES AND LOSS EXPENSE                                                      corresponding reinsurance recoverable assets
LIABILITIES                                                                  for prepaid reinsurance and reinsurance
                                                                             recoverable on unpaid losses, respectively.
--------------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE        Gains and losses are recognized in earnings   Gains are deferred and amortized over the
CONTRACTS                      and surplus is segregated to the extent       settlement period of the ceded claim
                               gains are recognized. Certain retroactive     recoveries. Losses are immediately
                               intercompany reinsurance contracts are        recognized in the Statements of Operations
                               accounted for as prospective reinsurance if   and Changes in Capital and Surplus.
                               there is no gain in surplus as a result of
                               the transaction
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD AS   Investment grade securities (rated by NAIC    All available for sale investments are
AVAILABLE FOR SALE             as class 1 or 2) are carried at amortized     carried at fair value with unrealized gains
                               cost. Non- investment grade securities (NAIC  and losses, net of applicable taxes,
                               rated 3 to 6) are carried at the lower of     reported in accumulated other comprehensive
                               amortized cost and fair value.                income within shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY          Carried at fair value with unrealized gains   Same treatment as available for sale
SECURITIES CLASSIFIED AS:      and losses reported, net of applicable        investments.
1) held for trading            taxes, in the Statement of Changes in
                               Capital and Surplus.
2) available for sale
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED         Carried at the underlying US GAAP equity      If aggregate interests allow the holding
PARTNERSHIPS, HEDGE FUNDS AND  with results from the investment's            entity to exercise more than minor influence
PRIVATE EQUITY INTERESTS       operations recorded, net of applicable        (typically more than 3%), the investment is
                               taxes, as unrealized gains or losses          carried at equity value with changes in
                               directly in the Statements of Changes in      value recorded to net investment income.
                               Capital and Surplus.
                                                                             Where the aggregate interest allow the
                                                                             entity to exercise only minor influence
                                                                             (typically less than 3%), the investment is
                                                                             recorded at equity value with changes in
                                                                             value recorded, net of tax, as a component
                                                                             of accumulated other comprehensive income in
                                                                             shareholder's equity.
--------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY,     Subsidiaries are not consolidated.            Consolidation is required when there is a
CONTROLLED AND AFFILIATED                                                    determination that the affiliated entity is
ENTITIES (SCAS)                The equity investment in SCAs are accounted   a variable interest entity (VIE) and the
                               for under the equity method and recorded as   holding entity is the primary beneficiary of
                               Common stock investments. Dividends are       the activities of the VIE.
                               recorded within Net Investment Income.
                                                                             Investments in SCAs with greater than 50
                                                                             percent ownership of voting rights are
                                                                             generally consolidated.

                                                                             Investments in SCAs where the company
                                                                             exercises significant influence (generally
                                                                             ownership of voting interests between 20
                                                                             percent and 50 percent) are recorded at
                                                                             equity value. The change in equity is
                                                                             included within operating income.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
        TRANSACTIONS                        NAIC SAP TREATMENT                            US GAAP TREATMENT
--------------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS         Structured settlement annuities where the     For structured settlements in which the
                               claimant is the payee are treated as          reporting entity has not been legally
                               completed transactions (thereby allowing for  released from its obligation with the
                               immediate gain recognition), regardless of    claimant (i.e. the reporting entity remains
                               whether the reporting entity is the owner of  the primary obligor), resulting gains are
                               the annuity.                                  deferred and amounts expected to be
                                                                             recovered from such annuities are recorded
                                                                             as assets.
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS        Statutory statement of cash flows presents    The statement of cash flows is limited to
                               changes in cash and short-term investments    the presentation of changes in cash and cash
                               and certain sources of cash are excluded      equivalents (short-term investments are
                               from operational cash flows. Certain          excluded). All non-cash items are eliminated
                               non-cash items are required to be included    from the presentation of cash flows.
                               in the statement of cash flows and disclosed
                               to the extent material.
--------------------------------------------------------------------------------------------------------------------------
DEFERRED FEDERAL INCOME TAX    Deferred income taxes are established for     The provision for deferred income taxes is
                               the temporary differences between tax and     recorded as a component of income tax
                               book assets and liabilities, subject to       expense, as a component of the Statement of
                               limitations on admissibility of tax assets.   Operations, except for changes associated
                               Changes in deferred income taxes are          with items that are included within other
                               recorded within capital and surplus and have  comprehensive income where such items are
                               no impact on the statement of operations.     recorded net of applicable income taxes.
--------------------------------------------------------------------------------------------------------------------------
STATUTORY ADJUSTMENTS          Certain asset balances are designated as      All assets and liabilities are included in
(applied to certain assets     non-admitted, and are excluded from the       the financial statements. Provisions for
including Goodwill, furniture  Statutory Statement of Assets and are         uncollectible receivables are established as
and equipment, deferred taxes  reflected as deductions from capital and      valuation allowances and are recognized as
in excess of limitations,      surplus.                                      expense within the Statement of Operations.
prepaid expenses, overdue
receivable balances and        A provision for reinsurance is established
unsecured reinsurance amounts) for unsecured reinsurance amounts recoverable from unauthorized and certain
                               authorized reinsurers with a corresponding
                               reduction to unassigned surplus.
--------------------------------------------------------------------------------------------------------------------------

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------
Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a daily pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a daily pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned immediately along with the associated loss and LAE. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using the lowest estimate of percentage of completion of the contract under three separate prescribed calculations.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premium billed and outstanding for 90 days or more are non-admitted and deducted from unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated premium development and earned on a daily pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately fully earned. The Company records accrued retrospectively rated premiums as written premiums.

--------------------------------------------------------------------------------
  11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Gross Written Premium net of ceded written premium (Net written premiums) that were subject to retrospective rating features were as follows.

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                               2013     2012     2011
-------------------------------------------------------------------------------
  Net written premiums subject to retrospectively
   rated premiums                                    $114,240 $154,505 $350,717
  Percentage of total net written premiums               2.0%     3.0%     6.6%
-------------------------------------------------------------------------------

As of December 31, 2013 and 2012, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts amounted to $938,213 and $1,118,007, respectively, which will be billed for in future periods based primarily on the payment of loss and LAE. Ten percent of the amount of accrued retrospective premiums not offset by retrospective return premiums or other liabilities to the same party (other than loss and LAE reserves), or collateral have been non admitted.

-------------------------------------------------------------------------------
DECEMBER 31,                                                  2013      2012
-------------------------------------------------------------------------------
Total accrued retrospective premium                         $965,890 $1,156,079
Unsecured amount                                             211,983    251,036
Less: nonadmitted amount (10 percent)                         19,017     22,325
Less: nonadmitted for any person for whom agents'
      balances or uncollected premiums are nonadmitted         8,660     15,747
-------------------------------------------------------------------------------
Admitted amounts                                            $938,213 $1,118,007
-------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. The Company records the additional or return audit premium estimates as an adjustment to written premium, and earns these premiums immediately. When any accrued audit premium exceeds the amount of collateral held, a non-admitted asset of 10 percent of this excess amount is recorded.

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (or reserve credits). As of December 31, 2013 and 2012, the amount of reserve credit recorded for high deductibles on unpaid claims, and the amount billed and recoverable on paid claims and non-admitted balances were:

-------------------------------------------------------------------------------
                               HIGH DEDUCTIBLE RECOVERABLE ON PAID NON-ADMITTED
YEAR                           RESERVE CREDIT        CLAIMS          BALANCE
-------------------------------------------------------------------------------
2013                            $  4,270,652       $  114,716       $  24,686
2012                               4,156,910           81,137          23,559
-------------------------------------------------------------------------------

The Company establishes a non-admitted asset for 10 percent of paid losses recoverable, on high deductible policies in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

Deposit Accounting
--------------------------------------------------------------------------------
Direct insurance transactions whereby management of the Company determines there was insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

--------------------------------------------------------------------------------
  12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. The deposit asset is reported as admitted if (i) the assuming company is licensed, accredited or qualified by the NY DFS, or
(ii) the collateral (i.e. funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statement of Operations.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. Refer to Note 2A for additional information. As of December 31, 2013, 2012 and 2011 the Company did not recognize any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves which occurred prior to the effective date of the transfer are recorded as retroactive reinsurance reserves and reported separately from Reserves for loss and loss adjustment expenses in the Statement of Liabilities, Capital and Surplus. Initial Gains or Losses are recorded in Other Income in the Statement of Operations with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus at when actual retroactive reinsurance recovered exceeds the consideration paid.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting expenses are charged as incurred and are included in Other Underwriting Expenses Incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The Company periodically reviews the recoverability of certain assets including insurance receivables and reduces amounts where management deems balances to be uncollectible. The company reviews certain factors in assessing the recoverability of these balances including: the age of the related amounts due or nature of the unpaid balance; historical recovery rates and any significant decline change to the credit standing of the counterparty.

Certain required statutory basis assets and ceded reserves, primarily the provision for reinsurance, are deducted from surplus and reflected as a liability in the provision for reinsurance of the Company.

In calculating the provision for reinsurance as of December 31, 2013 and 2012, management utilized collateral including letters of credit provided by its Ultimate Parent of $442,231 and $274,558, respectively. The use of this collateral was approved by the NY DFS.

The Company's provision for reinsurance has been reduced by $181,683 and $88,190 as of December 31, 2013 and 2012, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Company's asbestos related third party reinsurance recoverables.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, new established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy based upon the terms of the underlying reinsurance

--------------------------------------------------------------------------------
  13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses for environmental exposures, including toxic waste and asbestos-related illnesses.

Certain reserves are discounted using payout patterns and interest rates which the Company has determined are consistent with the expected payout pattern; see
Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Generally, structured settlements involve the purchase of an annuity by the Company to fund future claim obligations. In the event the life insurers providing the annuity on certain structured settlements are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2013, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is the owner and the payee. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are as follows:

---------------------------------------------------------------
 LOSS RESERVES ELIMINATED BY
          ANNUITIES               UNRECORDED LOSS CONTINGENCIES
---------------------------------------------------------------
$                   1,347,110     $                   1,347,110

As of December 31, 2013, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus with the following life insurers:

--------------------------------------------------------------------------------------------------------------
                                                                                   LICENSED IN
LIFE INSURANCE COMPANY AND LOCATION                              STATE OF DOMICILE  NEW YORK   STATEMENT VALUE
--------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas             No        $106,429
American General Life Insurance Company of Delaware                  Delaware           No         304,596
The United State Life Insurance Company in the City of New York      New York          Yes         875,686

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company uses valuation techniques in measuring fair values which are based on the maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace used to measure the fair values discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

--------------------------------------------------------------------------------
  14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:
..   The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (NAIC IAO).
..   The fair value of derivatives are valued using quoted prices in active markets and other market evidence whenever possible, including market-based updates to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.
..   The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds with an NAIC designation (as obtained from the NAIC Capital Markets and Investment Analysis Office, NAIC IAO) of 1 or 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Premiums and discounts arising from the purchase of bonds are treated as yield adjustments over their estimated holding periods and are amortized using the a constant yield until maturity, or call date, if applicable.

Additionally, Loan Backed and Structured Securities that are unrated and non-modeled, for which the Company has not filed with the NAIC IAO within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

Loan-backed and structured securities are more likely to be prepaid than other fixed maturity securities. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting investment grade securities, while both non-investment grade securities and securities for which the collection of all contractual cash flows is not probable are accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level.

--------------------------------------------------------------------------------
  15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of P1 or P2, having characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an, NAIC rating of 3 through 6, are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses), or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined non-admitted amounts). The Company's share of undistributed earnings and losses of affiliates are reported in Unassigned funds (surplus) as Unrealized gains or (losses).

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains or (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value are recorded as Net Investment Income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due that do not have a valuation allowance are non-admitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment (OTTI)
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

Where there is the ability and intent to hold the security, an assessment of OTTI is performed. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors indicating an OTTI has occurred exist.

--------------------------------------------------------------------------------
  16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than twelve months are considered impaired. For securities that Management intends to hold, the security must be analyzed. Factors include.

..   If management intends to sell a security that is a candidate for OTTI then an OTTI loss is considered to have occurred.
..   Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   There are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors that are periodically considered include:
..   An order of liquidation or other fundamental credit issues with the partnership exists;
..   Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   Other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording it's participation in
..   net premium participation as direct premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the balance sheet date with the related translation adjustments recorded as unrealized gains or losses within Unassigned Fund (Surplus) in the Statements of Capital and Surplus.
Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statement of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs during 2013, 2012, and 2011:

-------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                                  2013    2012    2011
-------------------------------------------------------------------------------
Defined benefit plans                                    $14,572 $ 9,915 $5,386
Defined contribution plans                                 7,066   7,246  4,002
Postretirement medical and life insurance plans              788     652    448
-------------------------------------------------------------------------------
TOTAL                                                    $22,426 $17,813 $9,836
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing (EDP) equipment, software and leasehold improvements are designated as non-admitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. The Company has not modified its capitalization policy from the prior year.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 9.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the Tax Sharing Agreement) with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis to the Company, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the tax sharing agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments shall remain with the Company with which the tax liabilities are currently recorded. Furthermore, when such tax liabilities are realized, the responsibility for any additional tax liability or rights to any refunds due remain with the Company.

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.
Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

--------------------------------------------------------------------------------
  18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The adjusted deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Changes in Accounting Principles
--------------------------------------------------------------------------------
2013 Changes
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the Statements of Statutory Accounting Principles (SSAP):

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This adopted guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption of this SSAP, which was effective January 1, 2013, did not have any impact on the Company's financial statements.

2012 Changes
--------------------------------------------------------------------------------
In 2012, the Company adopted the following changes in accounting principles:

Income Taxes: In November, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There was no cumulative effect as a result of enacting this pronouncement.

Premium Deficiency Calculation: Starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists for short-duration insurance contracts. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it recognizes the timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retroactive application to all periods presented. There were no changes to the historical financial statements due to this change in accounting principle.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2013, 2012, and 2011 the Company identified corrections that resulted in after-tax statutory adjustments of ($94,261) and ($29,278), and $26,048 respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (SSAP 3), the corrections of errors have been reported in the 2013, 2012 and 2011 Annual Statements as adjustments to Unassigned funds (surplus). The impact of these corrections on Net Income as of January 1, 2013 was $40,655. The impact upon surplus, assets and liabilities as of January 1, 2013, 2012, and 2011 is as follows:

-------------------------------------------------------------------------------
                                POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                   SURPLUS         ASSETS     TOTAL LIABILITIES
-------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012     $ 6,004,343    $23,974,474      $17,970,131
ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS:
   ASSET CORRECTIONS               (237,503)      (237,503)                -
   LIABILITY CORRECTIONS             154,162              -        (154,162)
   INCOME TAX CORRECTIONS           (10,920)       (10,920)                -
-------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS               (94,261)      (248,423)        (154,162)
-------------------------------------------------------------------------------
BALANCE AT JANUARY 1,2013 , AS
  ADJUSTED                       $ 5,910,082    $23,726,051      $17,815,969
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total assets is primarily the result of a) non admitting investment assets; b) a reduction in deductible recoverables relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by e) an increase in assets identified as deposits.

--------------------------------------------------------------------------------
  19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2012 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2011           $5,667,303    $23,901,312   $18,234,009
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes
    $5,068 of deemed capital
    contribution)                            4,232          4,232             -
   Liability corrections                  (26,436)              -        26,436
   Income tax corrections                  (7,074)        (7,074)             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                    (29,278)        (2,842)        26,436
 ------------------------------------------------------------------------------
 Balance at January 1, 2012, as
   adjusted                             $5,638,025    $23,898,470   $18,260,445
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) reconciling items relating to other assets and deposit programs partially offset by c) overstated allowance accounts; d) reduction of accrued recoverables related to self insured retention programs.

Liability corrections - The increase in total liabilities is primarily the result of corrections for: a) IBNR statutory to GAAP differences; b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by c) taxes, licenses and fees reserve for residual market plans and, d) deposit program liabilities.

Income tax corrections- The decrease in taxes is primarily the result of corrections for: a) current and deferred tax assets and liabilities; and b) the tax effect of the corresponding change in asset and liability corrections.

 ------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
 2011 ADJUSTMENTS                        SURPLUS         ASSETS     LIABILITIES
 ------------------------------------------------------------------------------
 Balance at December 31, 2010           $6,673,099    $26,416,595   $19,743,496
 Adjustments to beginning Capital
   and Surplus:
   Asset corrections (includes $897
    of deemed capital contribution)         47,679         47,679             -
   Liability corrections                  (23,911)              -        23,911
   Income tax corrections                    2,280          2,280             -
 ------------------------------------------------------------------------------
 Total adjustments to beginning
   Capital and Surplus                      26,048         49,959        23,911
 ------------------------------------------------------------------------------
 Balance at January 1, 2011, as
   adjusted                             $6,699,147    $26,466,554   $19,767,407
 ------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations b) intangible asset; and c) miscellaneous reserves; partially offset by d) a miscellaneous non-admitted asset; e) non-admitted assets related to retrospective premium and high deductible recoverables and f) other miscellaneous adjustments.

Liability corrections - The increase in total liabilities is primarily the result of: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and b) paid losses and loss reserves; as partially offset by: c) reserve adjustments; and, d) other miscellaneous adjustments.

Income tax corrections - The decrease in taxes is primarily the result of:
(a) adjustments to the current tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
  20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (excluding Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------
The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2013 and 2012 are outlined in the table below:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENTS                  $   458,904 $   13,227  $  6,956  $   465,174
ALL OTHER GOVERNMENTS                 421,888     13,773       286      435,375
STATES, TERRITORIES AND
  POSSESSIONS                       1,360,768     69,716     6,325    1,424,159
POLITICAL SUBDIVISIONS OF
  STATES, TERRITORIES AND
  POSSESSIONS                       1,808,897     80,496     5,332    1,884,061
SPECIAL REVENUE AND SPECIAL
  ASSESSMENT OBLIGATIONS AND ALL
  NON- GUARANTEED OBLIGATIONS OF
  AGENCIES AND AUTHORITIES AND
  THEIR POLITICAL SUBDIVISIONS      4,706,143    161,925    55,943    4,812,125
INDUSTRIAL AND MISCELLANEOUS        8,023,757    496,437    44,325    8,475,869
-------------------------------------------------------------------------------
TOTAL                             $16,780,357 $  835,574  $119,167  $17,496,763
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012                               GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
                                    VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------

U.S. governments                  $   543,363 $   38,425  $     97  $   581,691
All other governments                 724,664     43,067       254      767,477
States, territories and
  possessions                       1,578,734    142,999         -    1,721,733
Political subdivisions of
  states, territories and
  possessions                       2,037,287    169,859         -    2,207,146
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions      4,811,431    382,236     3,057    5,190,610
Industrial and miscellaneous        7,315,742    554,748    13,792    7,856,698
-------------------------------------------------------------------------------
TOTAL                             $17,011,221 $1,331,334  $ 17,200  $18,325,355
-------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2013, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties:

-------------------------------------------------------------------------------
DECEMBER 31, 2013                                        CARRYING
                                                          VALUE     FAIR VALUE
-------------------------------------------------------------------------------
Due in one year or less                                 $   706,009 $   714,675
Due after one year through five years                     2,350,671   2,442,213
Due after five years through ten years                    4,369,091   4,527,944
Due after ten years                                       3,930,836   4,019,715
Structured securities                                     5,423,750   5,792,216
-------------------------------------------------------------------------------
Total                                                   $16,780,357 $17,496,763
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2013 were:

-------------------------------------------------------------------------------
                                                     MINIMUM        MAXIMUM
CATEGORY                                          LENDING RATE % LENDING RATE %
-------------------------------------------------------------------------------
Retail                                                 4.0%           4.8%
Office                                                 4.3%           4.8%
Industrial                                             4.1%           4.7%
Multi-Family                                           4.5%           4.8%
Hotel/Motel                                            5.0%           5.3%
Other Commercial                                       4.6%           5.8%
-------------------------------------------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
75.05 percent. All of the Mortgage Loans were in good standing as of December 31, 2013. The Company did not have any advanced amounts for taxes or assessments. The following table details an age analysis of Mortgage Loans as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
                            RESIDENTIAL            COMMERCIAL
                         ----------------------------------------------
                    FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
-------------------------------------------------------------------------------
CURRENT YEAR
RECORDED INVESTMENT
CURRENT             $  -  $  -     $  -     $  -   $536,056    $  -    $536,056

PRIOR YEAR
Recorded Investment
Current             $  -  $  -     $  -     $  -   $ 60,167    $  -    $ 60,167
-------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any intent based impairment during 2013 for loan-backed and structured securities.

As of December 31, 2013, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

--------------------------------------------------------------------------------------------
          BOOK/ADJUSTED                                                            DATE OF
          CARRYING VALUE                                                          FINANCIAL
          AMORTIZED COST PRESENT VALUE OF                                         STATEMENT
          BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT   WHERE
  CUSIP    PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI  REPORTED
--------------------------------------------------------------------------------------------
55312VAL2    $50,105         $50,090         $ 15       $50,090        $48,924    03/31/2013
43739EAP2      8,083           8,043           40         8,043          8,078    03/31/2013
855541AC2     10,935          10,901           34        10,901         10,448    06/30/2013
92977YBQ3     10,142          10,083           59        10,083         10,008    06/30/2013
45660LDE6     34,747          34,297          449        34,297         34,410    06/30/2013
93936AAA9     18,728          18,462          266        18,462         17,821    06/30/2013
78473WAE3     16,990          16,943           47        16,943         16,300    06/30/2013
--------------------------------------------------------------------------------------------

   Total     $   XXX         $   XXX         $910       $   XXX        $   XXX
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the fair value and unrealized losses relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position.

    The aggregate amount of unrealized
    losses:
                                                Less than 12 Months  $   46,219
                                                12 Months or longer  $    2,847
    The aggregate related fair value of
    securities with unrealized losses:
                                                Less than 12 Months  $1,251,149
                                                12 Months or longer  $  279,980

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

D. Unrealized losses
--------------------------------------------------------------------------------
The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2013 and 2012 are set forth in the table below:

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                     $  166,481  $  4,910  $  4,513  $   511   $  170,994  $  5,422
ALL OTHER GOVERNMENTS                    54,133     5,929         -        -       54,133     5,929
STATES, TERRITORIES AND POSSESSIONS     184,341     6,325         -        -      184,341     6,325
POLITICAL SUBDIVISIONS OF STATES,             -         -         -        -            -         -
TERRITORIES AND POSSESSIONS             160,011     5,332         -        -      160,011     5,332
SPECIAL REVENUE                       1,182,735    48,499    46,375    7,444    1,229,110    55,943
INDUSTRIAL AND MISCELLANEOUS          1,606,368    53,144   279,823    4,201    1,886,190    57,345
----------------------------------------------------------------------------------------------------
TOTAL BONDS                           3,354,069   124,139   330,711   12,156    3,684,779   136,296
----------------------------------------------------------------------------------------------------

AFFILIATED                                    -         -    21,480    5,115       21,480     5,115
NON-AFFILIATED                           27,570     2,893         -        -       27,570     2,893
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                             27,570     2,893    21,480    5,115       49,050     8,008
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $3,381,639  $127,032  $352,191  $17,271   $3,733,829  $144,304
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
    DESCRI\PTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. governments                     $   12,507  $     97  $      -  $     -   $   12,507  $     97
All other governments                    24,027       223    16,325       31       40,352       254
States, territories and possessions           -         -         -        -            -         -
Political subdivisions of states,             -         -         -        -            -         -
   territories and possessions                -         -         -        -            -         -
Special revenue                          28,756        32    24,748    3,025       53,504     3,057
Industrial and miscellaneous            418,427     7,600   273,226    6,192      691,653    13,792
----------------------------------------------------------------------------------------------------
TOTAL BONDS                             483,717     7,952   314,299    9,248      798,016    17,200
----------------------------------------------------------------------------------------------------

Affiliated                                  330        79    20,814    5,373       21,144     5,452
Non-affiliated                                3       270         -        -            3       270
----------------------------------------------------------------------------------------------------
Total common stocks                         333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
Preferred stocks                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                                333       349    20,814    5,373       21,147     5,722
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $  484,050  $  8,301  $335,113  $14,621   $  819,163  $ 22,922
----------------------------------------------------------------------------------------------------

The Company did not recognize the unrealized losses in the Statement of Operations on these securities at December 31, 2013, because the Company neither intends to sell nor expect to be required to sell these securities before recovery of the amortized cost. For fixed maturity securities with significant declines in value, the Company performed fundamental credit analysis on a security-by security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review for relevant industry reports and forecasts and other available data.

--------------------------------------------------------------------------------
  23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Realized Gains/(Losses)
--------------------------------------------------------------------------------
Proceeds from sales and associated gross realized capital gains (losses) for each of the years ended December 31 2013, 2012 and 2011 were as follows:

------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31          2013                  2012                  2011
------------------------------------------------------------------------------------------
                                      EQUITY                EQUITY                EQUITY
                           BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
------------------------------------------------------------------------------------------
Proceeds from sale       $1,834,014   $3,272   $3,047,963   $2,830   $3,979,210  $104,040
Gross realized gains         56,537       50      133,853       21      168,725    14,425
Gross realized losses       (6,960)     (61)      (6,685)     (86)      (9,904)     (363)

C. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company holds currency derivatives which include currency swaps and currency forwards and will periodically make payments in one currency in exchange for a receipt of a payment in a different currency. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or the Company is required to make a payment equal in the amount of foreign currency physically received on certain foreign denominated investment.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statement of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

--------------------------------------------------------------------------------
  24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company did not apply hedge accounting to any of its derivatives. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the company for the years ended December 31, 2013 and 2012.

                                     DECEMBER 31, 2013      YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
SWAPS                               $655,560     $(17,416)    $ (7,575)       $(17,416)
FUTURES                               83,105       (2,937)      (4,812)         (2,937)
-----------------------------------------------------------------------------------------
TOTAL                               $738,665     $(20,353)    $(12,387)       $(20,353)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2012      YEAR ENDED DECEMBER 31, 2012
                                 ------------------------  -----------------------------
                                                                             UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-----------------------------------------------------------------------------------------
Swaps                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------
Total                               $380,232     $  1,038     $    270        $  1,038
-----------------------------------------------------------------------------------------

The company had no derivatives that changed their hedging status or that were accounted for as cash flow hedges.

D. Other invested assets
--------------------------------------------------------------------------------
Fair values are based on the net asset value of the respective entity's financial statements. The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies representing greater than 10 percent of Admitted Assets.

For other invested assets that are in a continuous loss position for more than twelve months the cost basis is written down to fair value, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

During 2013, 2012 and 2011, the Company recorded the following impairments on investments in joint ventures and partnerships due to OTTI in fair value:

 ------------------------------------------------------------------------------
 YEAR ENDED DECEMBER 31,                                  2013    2012   2011
 ------------------------------------------------------------------------------
 GA-GTCO US AIV, L.P.                                    $10,704 $   -- $    --
 Prides Capital Fund I LP                                  3,904     --      --
 Steel Partners Holdings L.P.                                 --  4,569      --
 General Atlantic Mauritius Limited                           --  2,276      --
 Hunter Global Investors LP                                   --  1,578      --
 General Atlantic Partners 82, L.P.                           --     --   4,427
 General Atlantic Partners 80, L.P.                           --     --   4,306
 TH Lee Putnam Ventures, L.P.                                 --     --   4,079
 Sprout IX LP                                                 --     --   1,988
 Advanced Technology Ventures VI, L.P.                        --     --   1,894
 Items less than $1.0 million                              1,919     --     750
 ------------------------------------------------------------------------------
 Total                                                   $16,527 $8,423 $17,444
 ------------------------------------------------------------------------------

E. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivable excluded from surplus as a result of being over 90 days past due. Investment expenses of $23,870, $29,000 and $27,606 were included in Net Investment Income for the years ended December 31, 2013, 2012 and 2011.

F. Securities Lending
--------------------------------------------------------------------------------
During 2012, the Company loaned high grade municipal bonds to counterparties, primarily commercial banks and brokerage firms, who received the tax-exempt income from the bonds. No foreign securities were loaned. In return, the counterparties were required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties were required to post

--------------------------------------------------------------------------------
  25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company was not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties.

At the termination of these transactions, the Company and its counterparties were obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet. The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2012, inclusive of accrued interest, is $1,238,770. The aggregate fair value of securities on loan is $1,192,342 as of December 31, 2012. There were no securities on loan or collateral received as of December 31, 2013.

G. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group (FRG) who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors the aggregate credit exposure.

The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY       DESCRIPTION OF EXPOSURE   AMOUNT  ADMITTED ASSETS
-------------------------------------------------------------------------------
FNMA                      Bonds & Notes            $313,897         1.3%
Operating Pool            Short-term                304,359         1.3%
FHLMC                     Bonds & Notes             267,265         1.1%
NEW YORK NY               Bonds & Notes             236,740         1.0%

The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2013 are:

 -----------------------------------------------------------------------------
                                                           PERCENTAGE OF TOTAL
 BONDS                                           AMOUNT    ADMITTED ASSETS
 -----------------------------------------------------------------------------
 NAIC-1                                        $14,601,321        61.7%
 NAIC-2                                          1,425,399         6.0%
 NAIC-3                                            342,145         1.4%
 NAIC-4                                            446,587         1.9%
 NAIC-5                                            248,183         1.0%
 NAIC-6                                             25,590         0.1%
 -----------------------------------------------------------------------------
 Total                                          17,089,225          72%
 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the Company's two largest foreign investment exposures by country categorized by each of the country's NAIC sovereign ratings as of December 31, 2013.

-----------------------------------------------------------------------------
                                                                     NAIC - 3
COUNTRIES                                         NAIC - 1  NAIC - 2 OR BELOW
-----------------------------------------------------------------------------
United Kingdom                                   $  736,344 $      - $     -
Japan                                               585,522        -       -
Ireland                                                   -   75,968       -
Spain                                                     -   15,052       -
Argentina                                                 -        -  69,487
Greece                                                    -        -   2,347
Other                                             1,054,681    9,549   1,260
-----------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $2,376,547 $100,569 $73,094
-----------------------------------------------------------------------------

The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2013 are:

-------------------------------------------------------------------------------
                                                                      NAIC - 3
COUNTRIES                                        NAIC - 1:  NAIC - 2: OR BELOW:
-------------------------------------------------------------------------------
Japan                                            $  585,522  $     -   $     -
United Kingdom                                      403,877        -         -
Ireland                                                   -   54,396         -
Argentina                                                 -        -    18,140
Other                                               165,761        -         -
-------------------------------------------------------------------------------
AGGREGATE EXPOSURE                               $1,155,160  $54,396   $18,140
-------------------------------------------------------------------------------

The following table shows the three largest non-affiliated privately placed equities held by the Company as of December 31, 2013:

-------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
INVESTMENT CATEGORY                                AMOUNT     ADMITTED ASSETS
-------------------------------------------------------------------------------
Blackstone Real Estate Partners (BREP) VI, L.P.     127,355        0.5%
Glenview Capital Partners, L.P.                      63,996        0.3%
General Atlantic Partners (Bermuda) II, L.P.         60,405        0.3%
-------------------------------------------------------------------------------
Aggregate Exposure                               $2,004,449        8.5%
-------------------------------------------------------------------------------

H. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities with a carrying value of $1,155,475 and $1,331,114 deposited with regulatory authorities as required by law as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------
  27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
DECEMBER 31, 2013
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

BONDS                                    $     -  $ 286,787 $ 24,684  $ 311,471
COMMON STOCKS                             36,576          -        -     36,576
DERIVATIVE ASSET                               -          -      428        428
DERIVATIVE LIABILITIES                         -   (16,279)  (4,502)   (20,781)
MUTUAL FUNDS                              31,747          -        -     31,747
-------------------------------------------------------------------------------
TOTAL                                    $68,323  $ 270,508 $ 20,610  $ 359,441
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DECEMBER 31, 2012
                                        (LEVEL 1) (LEVEL 2) (LEVEL 3)   TOTAL
-------------------------------------------------------------------------------

Bonds                                    $     -  $  75,286 $ 55,092  $ 130,378
Common stocks                             28,994          -        0     28,994
Derivative asset                               -      3,347        -      3,347
Derivative liabilities                         -    (2,309)        -    (2,309)
-------------------------------------------------------------------------------
Total                                    $28,994  $  76,324 $ 55,092  $ 160,410
-------------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of Financial Instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2013 and 2012.

-------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL REALIZED
                                                               GAINS (LOSSES)
                  BEGINNING                                    INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
                 BALANCE AT    TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
               JANUARY 1, 2013    LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2013
-------------------------------------------------------------------------------------------------------------------------------
Bonds              $55,092        $44,342        $(171,814)        $5,699          $(33,231)         $124,596        $ 24,684
Derivative
  liabilities            -          7,975                 -             -           (12,049)                -         (4,074)
-------------------------------------------------------------------------------------------------------------------------------
Total              $55,092        $52,317        $(171,814)        $5,699          $(45,280)         $124,596        $ 20,610
-------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $171,814 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $44,342 were transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 2 and were carried at market value.

Derivative balances of $7,975 were transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value. There were no bonds or common stocks carried at fair value transferred to/from Level 3 originating in Levels 1 or 2.

------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL REALIZED
                                                        GAINS (LOSSES)
      BEGINNING BALANCE                                 INCLUDED IN NET UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
        AT JANUARY 1,   TRANSFERS INTO TRANSFERS OUT OF   INVESTMENT    (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
            2012           LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2012
------------------------------------------------------------------------------------------------------------------------
Bonds      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------
Total      $81,990          $7,242         $(44,383)          $9             $12,491           $(2,257)       $55,092
------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2012, bonds of 44,383, which are no longer carried at fair value, were transferred out of level 3. Bond balances of $7,242 were transferred into level 3 and carried at fair value during 2012. Prior to the transfer, the securities were level 2 but not carried at fair value.

--------------------------------------------------------------------------------
  28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2013 and 2012:

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2013              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
BONDS                       $17,496,764    16,780,357   1,938  14,654,585  2,840,241        -
COMMON STOCK                     36,576        36,576  36,576           -          -        -
DERIVATIVES - ASSETS                428           428       -           -        428        -
DERIVATIVES - LIABILITIES      (20,781)      (20,781)       -    (16,280)    (4,502)        -
MORTGAGE LOANS                  551,617       536,056       -           -    551,617        -
MUTUAL FUNDS                     31,747        31,747  31,747           -          -        -
SHORT TERM INVESTMENTS          308,868       308,868     233     308,634          -        -
----------------------------------------------------------------------------------------------------
Total                       $18,405,219   $17,673,251 $70,494 $14,946,939 $3,387,784       $-
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR  ADMITTED                                  NOT PRACTICABLE
DECEMBER 31, 2012              VALUE        ASSETS    LEVEL 1   LEVEL 2    LEVEL 3    (CARRY VALUE)
----------------------------------------------------------------------------------------------------
Bonds                       $18,325,355    17,011,221       -  15,941,575  2,383,781        -
Cash and cash equivalents        59,125        59,125  53,633           -      5,492        -
Common stock                     28,990        28,990  28,990           -          -        -
Derivatives - assets              3,347         3,347       -       3,347          -        -
Derivatives - liabilities       (2,309)       (2,309)       -     (2,309)          -        -
Mortgage loans                   89,901        89,901       -           -     89,901        -
----------------------------------------------------------------------------------------------------
Total                       $18,504,409   $17,190,275 $82,623 $15,942,613 $2,479,174       $-
----------------------------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2013, 2012, and 2011, is set forth in the table below:

-------------------------------------------------------------------------------
DECEMBER 31,                                 2013         2012         2011
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF
  PRIOR YEAR                             $ 12,300,489 $ 12,466,514 $ 14,383,093
Incurred losses and LAE related to:
  Current accident year                     3,525,027    4,006,581    4,293,428
  Prior accident year                         275,409      252,121      250,641
-------------------------------------------------------------------------------
  TOTAL INCURRED LOSSES AND LAE          $  3,800,436 $  4,258,702 $  4,544,069
-------------------------------------------------------------------------------
Paid losses and LAE related to:
  Current accident year                     (744,185)  (1,218,287)  (1,368,553)
  Prior accident year                     (2,911,325)  (3,206,440)  (5,092,095)
-------------------------------------------------------------------------------
  TOTAL PAID LOSSES AND LAE               (3,655,510)  (4,424,727)  (6,460,648)
-------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,                           $ 12,445,415 $ 12,300,489 $ 12,466,514
-------------------------------------------------------------------------------

The Company ceded certain classes of its Environmental, net asbestos and Excess Workers Compensation losses to an affiliate, Eaglestone Reinsurance Company (Eaglestone), see Note 5B for further details. 2013 Paid Losses and LAE are reduced by $810,038 as a result of the loss portfolio transfers detailed in
Note 6.

For 2013, the Company reported adverse loss and LAE net reserve development of $275,409 including accretion of loss reserve discount of $58,000. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $32,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013.

For 2012, the Company reported adverse loss and LAE net reserve development of $252,121 including accretion of loss reserve discount of $25,000. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $22,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development.

--------------------------------------------------------------------------------
  29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For 2011, the Company reported adverse loss and LAE net reserve development of $250,641 including accretion of loss reserve discount of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Included in this increase, the Company experienced $62,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2011.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $197,595, $173,365 and $176,259 as of December 31, 2013, 2012 and 2011, respectively. The Company paid $10,186 in the reporting period to settle 35 claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                       ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
---------------------------------------------------------------------------------------------
December 31,                      2013       2012       2011      2013      2012      2011
---------------------------------------------------------------------------------------------
  Direct -
Loss and LAE reserves,
  beginning of year            $1,229,896 $1,350,806 $1,536,426 $  84,847 $  55,848 $  67,916
Incurred losses and LAE            96,945   (20,822)   (56,328)    26,547    42,532     8,700
Calendar year paid losses and
  LAE                           (141,477)  (100,088)  (129,292)  (27,825)  (13,533)  (20,768)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $1,185,364 $1,229,896 $1,350,806 $  83,569 $  84,847 $  55,848
---------------------------------------------------------------------------------------------

  Assumed reinsurance -
Loss and LAE reserves,
  beginning of year            $  158,787 $  161,724 $  154,386 $   6,941 $   5,628 $   5,476
Incurred losses and LAE             9,271     19,159     26,780     3,084     1,379     1,379
Calendar year paid losses and
  LAE                             112,612   (22,096)   (19,442)   (4,668)      (66)   (1,227)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $  280,670 $  158,787 $  161,724 $   5,357 $   6,941 $   5,628
---------------------------------------------------------------------------------------------

  Net of reinsurance -
Loss and LAE reserves,
  beginning of year            $        - $        - $  733,373 $  51,573 $  38,587 $  41,696
Incurred losses and LAE                 -          -     46,614    18,668    22,205     8,388
Calendar year paid losses and
  LAE                                   -          -  (779,987)  (20,036)   (9,219)  (11,497)
---------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of
  year                         $        - $        - $        - $  50,205 $  51,573 $  38,587
---------------------------------------------------------------------------------------------

Effective January 1, 2011, the Company transferred its net liability for asbestos losses to an affiliated reinsurer.

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
  30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company had Asbestos loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ASBESTOS                           LOSS RESERVES             LAE RESERVES
DECEMBER 31,                   2013     2012     2011    2013    2012    2011
-------------------------------------------------------------------------------
Direct basis:                $748,407 $718,611 $860,891 $84,188 $81,879 $98,454
Assumed reinsurance basis:    133,025   83,016  101,277  13,315   7,822   9,322
Net of ceded reinsurance
  basis:                            -        -        -       -       -       -

The Company had Environmental loss and LAE -IBNR and Bulk Reserves as follows:

-------------------------------------------------------------------------------
ENVIRONMENTAL                           LOSS RESERVES          LAE RESERVES
DECEMBER 31,                         2013    2012    2011   2013   2012   2011
-------------------------------------------------------------------------------
Direct basis:                       $16,406 $13,897 $8,937 $7,031 $5,956 $3,830
Assumed reinsurance basis:              683     203    410    199     62     91
Net of ceded reinsurance basis:      10,046   6,579  4,491  4,212  2,795  3,588

B. ENVIRONMENTAL LIABILITY LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
In 2012, the Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account.

The share of the reserves (and payment) assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

-------------------------------------------------------------------------------
                                        UNEARNED                      TOTAL
                                        PREMIUM  ACCRUED INTEREST ENVIRONMENTAL
COMPANY                   LOSS RESERVES RESERVES    LIABILITY      LIABILITIES
-------------------------------------------------------------------------------

ADMITTED POOL COMPANIES:
National Union              $ 69,627    $  8,532     $  1,600      $   79,759
American Home                 65,962       8,083        1,517          75,562
C&I                           20,155       2,470          463          23,088
APCC                           9,161       1,123          211          10,495
New Hampshire                  9,161       1,123          211          10,495
ISOP                           9,161       1,123          211          10,495
-------------------------------------------------------------------------------
TOTAL ADMITTED POOL
  COMPANIES                 $183,227    $ 22,454     $  4,213      $  209,894
-------------------------------------------------------------------------------

SURPLUS LINES POOL
  COMPANIES:
Lexington                   $601,790    $465,276     $ 86,714      $1,153,780
Specialty                     66,865      51,697        9,635         128,197
-------------------------------------------------------------------------------
TOTAL SURPLUS LINES POOL
  COMPANIES                 $668,655    $516,973     $ 96,349      $1,281,977
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GRAND TOTAL                 $851,882    $539,427     $100,562      $1,491,871
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continues to be reflected in the AIG Environmental Reinsureds' financial statements, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2013 and 2012 liabilities include $1,677,259 and $1,674,185 of such discounted reserves, respectively.

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2013, 2012 and 2011.

                                                     --------------------------
LINES OF BUSINESS                                      2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $214,846 $211,531 $202,786

Non-Tabular Discount
--------------------------------------------------------------------------------
The Company's non-tabular worker's compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP.

As prescribed by the New York Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

-------------------------------------------------------------------------------
LINE OF BUSINESS                                       2013     2012     2011
-------------------------------------------------------------------------------
Workers Compensation Case Reserves                   $423,418 $455,052 $384,510

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Admitted Pool
--------------------------------------------------------------------------------
The Company is party to the Admitted Pool with certain other affiliates. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union its percentage share of the pooled business. The Company's share of the pool is 36 percent. See Note 1 for a listing of all pool participants and their respective participation percentages.

All direct and assumed business written by each of the pool participants is subject to pooling (except as indicated above). Net premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities (including the provision for reinsurance), in the accompanying financial statements emanate from the Company's percentage participation in the pool. All external reinsurance is reported on a pool participation basis.

All pool members are parties to reinsurance agreements with non-affiliated reinsurers covering business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurer per the terms of such reinsurance agreements.

Underwriting assets, liabilities, income and expenses, including the provision for reinsurance and the allowance for uncollectible reinsurance, are allocated to each pool member based on its percentage participation in the Admitted Pool.

--------------------------------------------------------------------------------
  32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Intercompany pooling cessions of direct and assumed underwriting activity by each pool participant to National Union are presented as 100 percent ceded to National Union in accordance with the pooling agreement. All other cessions, including cessions between members of the Admitted Pool, are presented at the pool members' participation percentage.

There are no discrepancies related to the pooled business between the assumed and ceded reinsurance schedules of the pool participants.

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by American Home's Japan and Argentina branches which are neither subject to the Admitted Pool Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below. See Note 6E for changes in this business and percentages during 2013.

-------------------------------------------------------------------------------

                                                       INITIAL       CURRENT
                                                    PARTICIPATION PARTICIPATION
                           INITIAL       CURRENT       PERCENT       PERCENT
               NAIC CO. PARTICIPATION PARTICIPATION  SPECIFIC TO   SPECIFIC TO
MEMBER COMPANY   CODE      PERCENT       PERCENT     JAPAN RISK    JAPAN RISK
-------------------------------------------------------------------------------
American
International
Overseas
Limited
(formerly
Chartis
Overseas
Limited)                     67%           0%            85%            0%
Admitted Pool
  member
  companies,
  as follows:
  New
   Hampshire    23841        12%           12%           10%            0%
  National
   Union        19445        11%           78%           5%             0%
  American
   Home         19380        10%           10%           0%             0%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pool is presented in the accompanying Statements of Admitted Assets and Liabilities, Capital and Surplus as follows:

-------------------------------------------------------------------------------
DECEMBER 31,                                                2013        2012
-------------------------------------------------------------------------------

Assumed reinsurance premiums receivable                  $  243,127  $ 119,473
Funds held by ceding reinsurers                             164,884     44,804
Reinsurance recoverable                                     120,033     31,234
Equity in underwriting pools and associations               138,321    255,640
-------------------------------------------------------------------------------
TOTAL ASSETS                                                666,365    451,151
-------------------------------------------------------------------------------

Loss and LAE reserves                                       977,472    380,640
Unearned premium reserves                                   303,265    187,408
Funds held                                                   26,494     12,082
Ceded balances payable                                      138,809     49,285
Assumed reinsurance payable                                 147,633     53,831
Other Liabilities                                            17,682          -
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                         1,611,355    683,246
-------------------------------------------------------------------------------
TOTAL SURPLUS                                            $ (944,990) $(232,095)
-------------------------------------------------------------------------------

The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end.

As of December 31, 2012 the Association reported its share of an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCA's). As of December 31, 2012, Chartis Europe S.A. and AIG Europe Holdings Limited (AEHL) represented $2,538,825 of this total SCA asset.

The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $302,999, and was reported as a component of Equities in Underwriting Pools and Associations.

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2013, 2012 and 2011 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2013, 2012 and 2011. This table also includes all capital contributions and dividends:

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2013
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG PROPERTY CASUALTY
 03/19/13     DIVIDEND                   U.S., INC.                $      -              -     $ 77,000           CASH
 03/26/13     PURCHASE OF SECURITIES     LEXINGTON                   66,542     SECURITIES       66,551           CASH
                                         AIG PROPERTY CASUALTY
 03/31/13     DIVIDEND                   U.S., INC.                       -              -          524        IN KIND
                                         AIG PROPERTY CASUALTY
 04/01/13     DIVIDEND                   U.S., INC.                       -              -       23,000           CASH
                                         AIG PROPERTY CASUALTY
 05/13/13     DIVIDEND                   U.S., INC.                       -              -      180,000           CASH
                                         AIG PROPERTY CASUALTY
 09/06/13     DIVIDEND                   U.S., INC.                       -              -      220,000           CASH
                                         AIG PROPERTY CASUALTY
 09/30/13     DIVIDEND                   U.S., INC.                       -              -      320,000           CASH
                                         AIG PROPERTY CASUALTY
 09/01/13     DIVIDEND                   U.S., INC.                       -              -      394,435        IN KIND
 12/11/13     PURCHASE OF SECURITIES     ASSOCIATION                 34,884     SECURITIES       35,446           CASH
 12/19/13     SALE OF SECURITIES         NATIONAL UNION             372,650           CASH      353,142     SECURITIES
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                         2012
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -         1,589          Cash
                                         AIG Property Casualty
 03/27/12    Dividend                    U.S., Inc.                       -              -        48,411    Securities
                                         AIG Property Casualty
 05/10/12    Dividend                    U.S., Inc.                       -              -       315,000          Cash
                                         AIG Property Casualty
 06/27/12    Dividend                    U.S., Inc.                       -              -        10,000          Cash
                                         AIG Property Casualty
 11/01/12    Dividend                    U.S., Inc.                       -              -       129,000          Cash
                                         AIG Property Casualty
 Various     Dividend                    U.S., Inc.                       -              -        18,716       In kind
 10/23/12    Sale of securities          LSTREET I, LLC             159,498           Cash       153,951    Securities
 12/27/12    Sale of securities          AIG                        563,313           Cash       514,499    Securities
                                         AIG Property Casualty
 12/27/12    Capital contribution        U.S., Inc.                 300,000           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contribution (a)    U.S., Inc.                   1,471        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (b)    U.S., Inc.                  52,613        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution (c)    U.S., Inc.                     166        In kind             -             -
                                                                          -              -             -             -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                                                                         2011
                                                                -------------------------------------------------------
                                                                    ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                        THE COMPANY                 THE COMPANY
-----------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION    NAME OF AFFILIATE    STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------
                                         AIG Inc. Matched
 03/28/11    Purchase of securities      Investment Program        $587,841     Securities    $  587,841          Cash
 08/18/11    Purchase of securities      Chartis Select             179,406     Securities       179,406          Cash
 08/18/11    Purchase of securities      Lexington                  747,122     Securities       747,122          Cash
 08/18/11    Sale of securities          Chartis Select             210,304           Cash       200,294    Securities
 08/18/11    Sale of securities          Lexington                  854,193           Cash       814,422    Securities
                                         AIG Property Casualty
 03/01/11    Dividend                    U.S., Inc.                       -              -        11,448       In kind
                                         AIG Property Casualty
 06/29/11    Dividend                    U.S., Inc.                       -              -       110,000          Cash
                                         AIG Property Casualty
 11/01/11    Dividend                    U.S., Inc.                       -              -        16,010       In kind
                                         AIG Property Casualty
 03/31/11    Return of capital (a)       U.S., Inc.                       -              -     1,020,000          Cash
                                         AIG Property Casualty
 09/19/11    Return of capital           U.S., Inc.                       -              -       400,000          Cash
                                         AIG Property Casualty
 06/30/11    Capital contributions       U.S., Inc.                   5,623           Cash             -             -
                                         AIG Property Casualty
 Various     Capital contributions (b)   U.S., Inc.                  57,153        In kind             -             -
                                         AIG Property Casualty
 Various     Capital contribution        U.S., Inc.                   4,605        In kind             -             -
-----------------------------------------------------------------------------------------------------------------------

D. Restructuring Domestic Operations
--------------------------------------------------------------------------------
Effective January 1, 2014, the Company modified its intercompany pooling arrangement. Refer to Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective January 1, 2014.

Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Specialty previously owned by APCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. In conjunction with the Landmark merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington Insurance Company (Lexington).

After the execution of these mergers, Landmark's 2 percent participation and Chartis Select's 18 percent participation in the Surplus Lines Pool among Landmark, Chartis Select, Lexington and AIG Specialty Insurance Company (Specialty) were added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage in such pool to 90 percent.

--------------------------------------------------------------------------------
  35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

E. Restructuring Foreign Operations
--------------------------------------------------------------------------------
As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the remaining members of the Admitted Pool.

During 2013, there were three significant restructuring events affecting the Association.

..   In June, all of the Association business originating in Japan was removed from the Association and transferred to National Union (Japan redirect).
..   In December, American International Overseas, Ltd. (AIOL) withdrew from the
    Association, with its 67 percent share transferred to National Union (AIOL de-risk).
..   In September, the Association distributed its shares of AEHL to its members and all such shares owned by US members were then subsequently distributed to AIG PC US.

In all cases, the business assumed by the Association members is shared with the members of the Admitted Pool.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
The AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by moving such exposure to the Admitted Pool members. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

AIOL De-risk
AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. After the effective date, all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $654,906 of negative paid losses would instead have been presented as earned premiums.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
  36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The impact of the Japan redirect and AIOL de-risk Loss Portfolio Transfers are reflected in the following table after the impact of the US pooling.

                                              ---------------------------------
                                                Japan     AIOL de-
                                               redirect     risk       Total
                                              ---------------------------------
ASSETS:
Insurance balances receivable, net            $  46,249  $ 134,472  $  180,721
Equities in pools and associations                    -    322,942     322,942
                                              ---------------------------------
Total Assets                                  $  46,249  $ 457,414  $  503,663
                                              ---------------------------------

LIABILITIES:
Reserves for loss and LAE                     $ 155,132  $ 654,906  $  810,038
Unearned premium reserves                       428,153    203,188     631,341
                                              ---------------------------------
Total Liabilities                             $ 583,285  $ 858,094  $1,441,379
                                              ---------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN
  SURPLUS:
Premiums written                              $ 428,153  $ 191,119  $  619,272
                                              ---------------------------------
Premiums earned                                       -    (12,069)    (12,069)
Losses incurred                                       -    (18,163)    (18,163)
Commission expense                              178,859     48,141     227,000
Change in nonadmitted assets                          -    (63,422)    (63,422)
Other                                                 -       (252)       (252)
                                              ---------------------------------
Total Change in Surplus                       $(178,859) $(105,721) $ (284,580)
                                              ---------------------------------

NET IMPACT                                    $(358,177) $(294,959) $ (653,136)
                                              ---------------------------------

Cash                                          $       -  $ 129,807  $  129,807
Bonds                                                 -     35,446      35,446
Settlement of intercompany pooling balances     358,177    129,706     487,883
                                              ---------------------------------
NET CONSIDERATION RECEIVED                    $ 358,177  $ 294,959  $  653,136
                                              ---------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
The Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the Admitted Pool members from the Association:

-------------------------------------------------------------------------------
                                         NATIONAL AMERICAN    NEW
DECEMBER 31, 2013                         UNION     HOME   HAMPSHIRE   TOTAL
-------------------------------------------------------------------------------
AEHL Shares                              $433,879 $394,435 $473,322  $1,301,636
Cash                                      269,354  416,559  118,623     804,536
Bonds                                           -        -   73,489      73,489

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and American Home were distributed by way of dividend and return of capital to AIG Property Casualty U.S., Inc. The Admitted Pool members share the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages.

--------------------------------------------------------------------------------
  37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the impact of the contributions and distributions related to this transaction on each of the Admitted Pool members:

---------------------------------------------------------------------------------------------------------------------------
                                                  NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                                  UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
---------------------------------------------------------------------------------------------------------------------------
Change in:
 Total Assets                                    $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
 Total Liabilities                                       -     22,288    287,681          -         -         -    309,969

Statement of Operations and Changes in Surplus:
   Net Income                                      368,415    349,025     48,476    106,646    48,476    48,476    969,513
   Unrealized gains/(losses)                      (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,912)
   Dividends paid                                 (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,385)
   Return of capital                              (235,162)         -   (152,089)         -         -         -   (387,251)
---------------------------------------------------------------------------------------------------------------------------
Total Surplus:                                   $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
---------------------------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 and 2012 reporting periods, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2013

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2012     Jamaica Branch of American Home Chartis Jamaica Insurance
                                                Company Limited
  12/1/2012     Panama Branch of National Union AIG Seguros Panama, S.A. (fka
                                                Chartis Seguros Panama, S.A.)
  3/1/2013      Honduras Branch of American     AIG Seguros Guatemala, S.A.
                Home                            (fka Chartis Seguros
                                                Guantemala)
  6/1/2013      Papua New Guinea Branch of      AIG PNG Limited
                American Home
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432, respectively. These balances were previously reported as Equities in Pools and Associations.

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2012

EFFECTIVE DATE  BRANCH NAME                     TRANSFEREE ENTITY
-------------------------------------------------------------------------------
  12/1/2011     Cyprus Branch of American Home  AIG Europe Limited, Cyprus
                                                Branch
  12/1/2011     Malta Branch of American Home   AIG Europe Limited, Malta
                                                Branch
  12/1/2011     New Zealand Branch of American  AIG Insurance New Zealand
                Home                            Limited (fka Chartis Insurance
                                                New Zealand Limited)
  3/1/2012      Aruban Branch of American Home  Aruba AIG Insurance N.V. (fka
                                                Chartis Aruba Insurance
                                                Company N.V.)
  3/1/2012      Greek Branch of National Union  AIG Europe Limited (Greece
                                                Branch) (fka Chartis Insurance
                                                UK Limited, Greek Branch)
  6/1/2012      Korean Branch of American Home  Singapore Adjusters & Suveyors
                                                Co. (Pte.) Ltd. (fka Chartis
                                                Singapore Insurance Pte. Ltd)
-------------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

Effective July 1, 2012, the Articles of Association of the Association were amended to provide that the business of American Home's Argentina Branch will no longer be directed to the Association, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool.

Prior to December 1, 2012 American Home owned 19.723 percent of the record title of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in this title was owned by the Association. On December 1, 2012, both the record title and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

--------------------------------------------------------------------------------
  38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

F. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and are reported as non-admitted if balances remain outstanding more than ninety days past the due date as specified in the agreement.

-----------------------------------------------------------------------------
COMPANY                                                       2013     2012
-----------------------------------------------------------------------------
Balances with National Union                                 $13,559 $201,812
Balances less than 0.5% of admitted assets                     4,027    2,162
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates          $17,586 $203,974
-----------------------------------------------------------------------------
Balances with admitted pool companies                        $     - $  5,061
Balances less than 0.5% of admitted assets                    16,642  106,648
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates               $16,642 $111,709
-----------------------------------------------------------------------------

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2013 and 2012 were $2,818 and $4,311 respectively. Payment will be made to AIG depending on the facts and circumstances that generated the liability.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2013 and 2012.

G. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG has unconditional capital maintenance agreements (CMAs) in place with the Company and certain other AIG subsidiaries to facilitate the transfer of capital and liquidity within AIG.

AIG, AIG PC US and certain AIG PC US insurance subsidiaries are parties to a consolidated CMA. The CMA provides that AIG will maintain the total adjusted capital of these AIG PC US insurance subsidiaries, measured as a group (the Fleet), at or above the specified minimum percentage of the Fleet's projected total authorized control level Risk-Based Capital (RBC). In addition, the CMA provided that if the total adjusted capital of the Fleet exceeds that same specified minimum percentage of the Fleet's total authorized control level RBC, subject to approval by their respective boards, and compliance with applicable insurance laws, the AIG PC US insurance subsidiaries would declare and pay ordinary dividends to their respective equity holders up to an amount necessary to reduce the Fleet's projected or actual total adjusted capital to a level equal to or not materially greater than such specified minimum percentage. The CMA excludes deferred tax assets from the calculation of total adjusted capital and removes the dividend requirement of the Fleet. The specified minimum percentage in the CMA was 325 percent as of December 31, 2013. AIG will continue to manage capital flows between AIG and the AIG PC US insurance subsidiaries through internal, Board-approved policies and guidelines.

H. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

I. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management as listed below. The following table summarizes transactions that exceeded one-half of one percent of the Company's admitted assets during 2013, 2012 and 2011:

-----------------------------------------------------------------------------
AFFILIATES                                           2013     2012     2011
-----------------------------------------------------------------------------
AIG Global Claims Services, Inc.                   $270,723 $241,398 $250,065
AIG PC Global Services, Inc.                        134,150   39,741  272,803
-----------------------------------------------------------------------------
   Total                                           $404,873 $281,139 $522,868
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction followed an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors). The increased 2013 management service costs included severance expenses pertaining to an AIG initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2013 and 2012, short-term investments included amounts invested in the AIG Managed Money Market Fund of $305,575 and $1,073,304, respectively.

7. Reinsurance
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize their net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events or to provide greater diversification of our businesses. In addition, the Company may assume reinsurance from other insurance companies. A portion of the IBNR loss will be recoverable under our reinsurance contracts in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are substantially collateralized. The Company remains liable to the extent that our reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of our reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table shows the Company's net premium written and earned for the years ending December 31, 2013, 2012 and 2011:

----------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,               2013                    2012                    2011
                               ----------------------  ----------------------  ---------------------
                                WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
----------------------------------------------------------------------------------------------------
Direct premiums                $  928,608 $1,005,255   $1,192,441 $1,276,901   $1,327,507 $1,425,212
Reinsurance premiums assumed:
 Affiliates                     7,001,709  6,771,303    6,737,056  6,840,322    6,868,230  7,283,623
 Non-affiliates                   198,363    189,579      164,020    147,946      102,880     74,710
----------------------------------------------------------------------------------------------------
   GROSS PREMIUMS               8,128,680  7,966,137    8,093,517  8,265,169    8,298,617  8,783,545
----------------------------------------------------------------------------------------------------

Reinsurance premiums ceded:
 Affiliates                       883,552  1,242,338    1,459,199  1,391,378    1,403,977  1,497,360
 Non-affiliates                 1,392,708  1,297,174    1,429,927  1,516,102    1,585,708  1,604,027
----------------------------------------------------------------------------------------------------
   NET PREMIUMS                $5,852,420 $5,426,625   $5,204,391 $5,357,689   $5,308,932 $5,682,158
----------------------------------------------------------------------------------------------------

As of December 31, 2013 and 2012, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------------------------
                       UNEARNED PREMIUM   PAID LOSSES AND   RESERVES FOR LOSSES
                           RESERVES             LAE               AND LAE
-------------------------------------------------------------------------------

December 31, 2013:
   AFFILIATES             $  515,958         $111,061           $ 8,399,417
   NON-AFFILIATES            453,567          332,092             3,126,356
-------------------------------------------------------------------------------
   TOTAL                     969,525          443,153            11,525,773
-------------------------------------------------------------------------------

DECEMBER 31, 2012:
   Affiliates                903,877          170,885             9,146,419
   Non-affiliates            358,041          273,142             2,858,965
-------------------------------------------------------------------------------
   TOTAL                  $1,261,918         $444,027           $12,005,384
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2013 and 2012 with the return of the unearned premium reserve is as follows:

------------------------------------------------------------------------------------------
                      ASSUMED REINSURANCE      CEDED REINSURANCE              NET
                     ----------------------  ----------------------  ---------------------
                      PREMIUM   COMMISSION    PREMIUM   COMMISSION    PREMIUM   COMMISSION
                      RESERVE     EQUITY      RESERVE     EQUITY      RESERVE     EQUITY
------------------------------------------------------------------------------------------
DECEMBER 31, 2013
   AFFILIATES        $3,392,845  $515,261    $  515,958  $ 81,974    $2,876,887 $ 433,287
   ALL OTHER             90,762    13,784       453,567    72,061     (362,805)  (58,278)
------------------------------------------------------------------------------------------
TOTAL                $3,483,607  $529,045    $  969,525  $154,035    $2,514,082 $ 375,009
------------------------------------------------------------------------------------------

DECEMBER 31, 2012
   Affiliates        $3,208,904  $420,604    $  903,877  $150,379    $2,305,027 $ 270,225
   All Other             81,953    10,742       358,041    59,568     (276,088)  (48,826)
------------------------------------------------------------------------------------------
Total                $3,290,857  $431,346    $1,261,918  $209,947    $2,028,939 $ 221,399
------------------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2013 are as follows:

-------------------------------------------------------------------------------
                                                           NAIC CO.
REINSURER                                                    CODE     AMOUNT
-------------------------------------------------------------------------------
Affiliates:
  Admitted Pool                                                 -   $ 6,817,334
  Eaglestone Reinsurance Company                            10651       721,588
Other affiliates below $1.0 million                                     294,269
-------------------------------------------------------------------------------
  TOTAL AFFILIATES                                                  $ 7,833,191
-------------------------------------------------------------------------------
  Transatlantic Reinsurance Company                                     247,096
  Swiss Reinsurance America Corp                                        246,246
  Munich Reinsurance Company                                            209,140
  Hannover Ruckversicherungs Se                                         162,325
  Other                                                               2,710,763
-------------------------------------------------------------------------------
TOTAL NON-AFFILIATES                                                  3,575,570
-------------------------------------------------------------------------------
  TOTAL AFFILIATES AND NON-AFFILIATES                               $11,408,761
-------------------------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there was no amount in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $106,456 and $103,172 as of December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Commutation of Ceded Reinsurance
--------------------------------------------------------------------------------
The Company has reported a loss in its operations for 2013, 2012 and 2011 as a result of commutations of reinsurance with the companies listed below. Amounts by type of loss and by reinsurer in total are reflected as follows:

-----------------------------------------------------------------------------
BY TYPE                                               2013     2012    2011
-----------------------------------------------------------------------------
Losses incurred                                      $ 5,069 $ 55,727 $ 2,146
LAE incurred                                               -        -       -
Premiums earned                                            -        -       6
Other                                                      -        -       -

-----------------------------------------------------------------------------
BY REINSURER                                            2013     2012    2011
-----------------------------------------------------------------------------

Reinsurance Management Group, LLC                      1,706        -       -
AUL Reinsurance Management Services, LLC               1,265        -       -
ISOP - the Association (a)                                 -   50,174       -
American United Life Ins Co.                               -    1,723       -
First Allmerica Financial Insurance Company                -    1,123       -
Trenwick America Reinsurance Corporation                   -    1,024       -
Argonaut Midwest Insurance Company                         -        -   1,882
Continental Casualty Co.                                   -       23       -
Other reinsurers below $1 million                      2,098    1,660     270
-----------------------------------------------------------------------------
Total                                                $ 5,069 $ 55,727 $ 2,152
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
The Company applies deposit accounting to insurance policies and reinsurance contracts that lack sufficient risk transfer. The Company's deposit assets and liabilities and funds held consisted of the following:

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2013
  DIRECT                            $     -   $91,789       $-       $     -
  ASSUMED                                 -       122        -             -
  CEDED                              16,971         -        -         2,015
------------------------------------------------------------------------------
  TOTAL                             $16,971   $91,911       $-       $ 2,015
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                    DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                    ASSETS  LIABILITIES   ASSETS   LIABILITIES
------------------------------------------------------------------------------
DECEMBER 31, 2012                   $         $             $        $
  Direct                                  -    86,648        -             -
  Assumed                                 -         -        -             -
  Ceded                               3,842         -        -        17,981
------------------------------------------------------------------------------
  TOTAL                             $ 3,842   $86,648       $-       $17,981
------------------------------------------------------------------------------

The table below shows the Company's deposit asset and liability activity of and for the years ended December 31, 2013 and 2012.

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                             DEPOSIT     DEPOSIT      DEPOSIT     DEPOSIT
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $ 3,842    $  86,648      $    -    $  97,624
 Deposit activity, including loss recoveries                  13,129        6,994       3,842      (9,207)
 Interest income or expense, net of amortization of margin         -      (1,731)           -      (1,769)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $16,971    $  91,911      $3,842    $  86,648
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                     2013                     2012
                                                            -----------------------  ----------------------
                                                            FUNDS HELD FUNDS HELD    FUNDS HELD FUNDS HELD
                                                              ASSETS   LIABILITIES     ASSETS   LIABILITIES
-----------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1                                         $     -    $  17,981      $    -    $   4,848
 Contributions                                                     -           20           -       57,648
 Withdrawals                                                       -     (15,986)           -     (44,515)
-----------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31                                       $     -    $   2,015      $    -    $  17,981
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2013, the Company recorded gross deferred tax assets (DTA) before valuation allowance of $1,787,966. No valuation allowance was established on deferred tax assets net of liabilities as it is Management's belief that certain assets will not be realized in the foreseeable future. The components of the net DTA and deferred tax liability (DTL) at December 31, 2013 and 2012 were as follows.

---------------------------------------------------------------------------------------------------------------
                          12/31/2013                       12/31/2012                        CHANGE
                -----------------------------------------------------------------------------------------------
                 ORDINARY   CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL
---------------------------------------------------------------------------------------------------------------
Gross DTA       $1,632,278 $ 155,688 $1,787,966 $1,696,557 $  109,321 $1,805,878 $ (64,279) $ 46,367 $ (17,912)
Statutory
Valuation
Allowance                -         -          -          -          -          -          -        -          -
---------------------------------------------------------------------------------------------------------------
Adjusted Gross
DTA              1,632,278   155,688  1,787,966  1,696,557    109,321  1,805,878   (64,279)   46,367   (17,912)
Nonadmitted
DTA                737,369         -    737,369    624,170          -    624,170    113,199        -    113,199
---------------------------------------------------------------------------------------------------------------
Subtotal
Admitted DTA       894,909   155,688  1,050,597  1,072,387    109,321  1,181,708  (177,478)   46,367  (131,111)
DTL                206,310   204,422    410,732    188,816    209,717    398,533     17,494  (5,295)     12,199
---------------------------------------------------------------------------------------------------------------
Net Admitted
DTA/(Net
DTL)            $  688,599 $(48,734) $  639,865 $  883,571 $(100,396) $  783,175 $(194,972) $ 51,662 $(143,310)
---------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the admitted DTA as of December 31, 2013 and 2012

---------------------------------------------------------------------------------------------------------------------------
DECEMBER 31,                                 2013                           2012                         CHANGE
                                -------------------------------------------------------------------------------------------
                                 ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL   TOTAL
---------------------------------------------------------------------------------------------------------------------------

Federal Income Taxes Paid in
Prior Years recoverable
Through Loss Carrybacks         $        - $      - $        - $        - $      - $        - $       -  $     - $       -

Adjusted Gross DTA Expected
To Be Realized after
Application of the Threshold
Limitation                         667,773        -    667,773    783,175        -    783,175  (115,402)       -  (115,402)

  Adjusted Gross DTAs
  expected to be Realized
  following the Balance Sheet
  Date.                          1,060,737        -  1,060,737    890,123        -    890,123   170,614        -   170,614

  Adjusted Gross DTAs allowed
  per Limitation Threshold.              -        -    667,773          -        -    783,175         -        -  (115,402)

Adjusted Gross DTA Offset by
Gross DTL                          227,136  155,688    382,824    289,212  109,321    398,533   (62,076)  46,367   (15,709)
---------------------------------------------------------------------------------------------------------------------------

Admitted DTA                    $  894,909 $155,688 $1,050,597 $1,072,387 $109,321 $1,181,709 $(177,478) $46,367 $(131,112)
---------------------------------------------------------------------------------------------------------------------------

                                                        -----------------------
                                                           2013        2012
                                                        -----------------------
Ratio Percentage Used To Determine Recovery Period And
Threshold Limitation Amount                                    307%        385%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
above.                                                  $4,451,821  $5,221,167

The following table shows the components of the current income tax expense (benefit) for the periods listed.

------------------------------------------------------------------------------
 Current Income Tax                                2013      2012     CHANGE
------------------------------------------------------------------------------
Federal income tax                               $(28,305) $(28,785) $    480
Foreign income tax                                 10,320    16,212    (5,892)
Other                                              (8,159)  (18,590)   10,431
------------------------------------------------------------------------------
Subtotal                                          (26,144)  (31,163)    5,019
------------------------------------------------------------------------------
Federal income tax on net capital gains            37,062    48,295   (11,233)
------------------------------------------------------------------------------
Federal and foreign income taxes incurred        $ 10,918  $ 17,132  $ (6,214)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Discounting of unpaid losses                                 $  319,135 $  317,097 $    2,038
Non-admitted assets                                             151,137    102,542     48,595
Unearned premium reserve                                        214,763    186,343     28,420
Goodwill & deferred revenue                                      23,704     27,548    (3,844)
Bad debt expense                                                 42,360     58,405   (16,045)
Net operating loss carry-forward                                546,670    622,777   (76,107)
Foreign tax credit carry-forwards                                53,974    157,063  (103,089)
Deferred tax on foreign operations                                  867          -        867
Investments                                                     211,583    181,118     30,465
Deferred loss on branch conversions                                 458         53        405
Intangibles                                                      15,915     19,098    (3,183)
Other temporary difference                                       51,712     24,513     27,199
---------------------------------------------------------------------------------------------
  Subtotal                                                    1,632,278  1,696,557   (64,279)
---------------------------------------------------------------------------------------------
Nonadmitted                                                     737,369    624,170    113,199
---------------------------------------------------------------------------------------------
Admitted ordinary deferred tax assets                        $  894,909 $1,072,387  (177,478)
---------------------------------------------------------------------------------------------
Capital
Investments writedown                                        $  150,894 $  105,465 $   45,429
Unrealized capital losses                                         3,886      2,948        938
Deferred loss on branch conversions                                 538        538          -
Other temporary difference                                          370        370          -
---------------------------------------------------------------------------------------------
  Subtotal                                                      155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted capital deferred tax assets                            155,688    109,321     46,367
---------------------------------------------------------------------------------------------
Admitted deferred tax assets                                 $1,050,597 $1,181,708 $(131,111)
---------------------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2013 and 2012.

---------------------------------------------------------------------------------------------
                                                                2013       2012      CHANGE
---------------------------------------------------------------------------------------------
Ordinary
Investments                                                  $  191,255 $  130,700 $   60,555
Deferred tax on foreign operations                                    -     55,771   (55,771)
Other temporary differences                                      15,055      2,346     12,709
---------------------------------------------------------------------------------------------
   Subtotal                                                     206,310    188,817     17,493
---------------------------------------------------------------------------------------------
Capital
Investments                                                  $   40,660 $   38,964 $    1,696
Unrealized capital gains                                        135,753    170,752   (34,999)
Other (including items <5% of total ordinary tax
liabilities)                                                     28,008          -     28,008
---------------------------------------------------------------------------------------------
  Subtotal                                                      204,421    209,716    (5,295)
---------------------------------------------------------------------------------------------
Deferred tax liabilities                                        410,732    398,533     12,199
---------------------------------------------------------------------------------------------
Net deferred tax assets/liabilities                          $  639,865 $  783,175 $(143,310)
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

--------------------------------------------------------------------------------------------
                                                                2013       2012     CHANGE
--------------------------------------------------------------------------------------------
Adjusted gross deferred tax assets                           $1,787,966 $1,805,878 $(17,912)
Total deferred tax liabilities                                (410,732)  (398,533)  (12,199)
--------------------------------------------------------------------------------------------
Net deferred tax assets (liabilities)                         1,377,234  1,407,345  (30,111)
Deferred tax assets/(liabilities) - SSAP 3                                          (38,131)
Deferred tax assets/(liabilities) - unrealized                                        35,937
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------
Change in deferred tax - current year                                               (59,393)
Change in deferred tax - current year - other surplus items                           31,476
--------------------------------------------------------------------------------------------
Total                                                                              $(27,917)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

The following table shows the components of SSAP 3 adjustments upon Current and Deferred Taxes for the years ended December 31, 2013 and 2012.

                                                  CURRENT  DEFERRED    TOTAL
------------------------------------------------------------------------------
SSAP 3 impact:
SSAP 3 - general items                           $  19,272 $(38,131) $(18,859)
------------------------------------------------------------------------------
Subtotal SSAP 3                                     19,272  (38,131)  (18,859)
SSAP 3 - unrealized gain/loss                            -     5,015     5,015
SSAP 3 - adjusted tax assets and liabilities        19,272  (33,116)  (13,845)
SSAP 3 - non-admitted impact                      (19,272)    22,196     2,924
------------------------------------------------------------------------------
Total SSAP 3 impact                              $       - $(10,920) $(10,920)
------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2013, 2012 and 2011 were as follows.

-------------------------------------------------------------------------------------------------------------------
                                                      2013                    2012                    2011
                                              ----------------------  ----------------------  ---------------------
DESCRIPTION                                     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT     AMOUNT   TAX EFFECT
-------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and
Capital Gains Taxes                           $  713,908 $  249,868   $  302,637 $ 105,923    $  480,413 $  168,145
Book to Tax Adjustments:                               -          -            -         -             -          -
Tax Exempt Income                              (202,777)   (70,972)    (212,356)  (74,325)     (304,201)  (106,470)
Intercompany Dividends                                 -          -            -         -       (6,294)    (2,203)
Dividend Received Deduction                        (438)      (153)        (622)     (218)         (451)      (158)
Subpart F Income, Gross-Up & Foreign Tax
Credits                                        (428,635)   (87,051)       63,904   (2,445)        14,771    (3,291)
Meals And Entertainment                                -          -            -         -             -          -
Stock Options And Other Compensation              14,354      5,024        9,756     3,415        27,409      9,593
Non-Deductible Penalties                             348        122           90        31         1,442        505
Change in Non-admitted Assets                   (86,943)   (30,430)       42,101    14,735        84,424     29,549
Change in Tax Position                                 -        599            -     (549)             -    (5,702)
Statutory Valuation Allowance                          -          -            -         -     (753,998)  (753,998)
Return to Provision                                    -    (2,844)            -   (4,319)             -    (5,690)
Branch Incorporation & Conversion                  (497)      (174)      (1,005)     (352)         (536)      (188)
Non-Deductible Expenses                                -          -            -         -        34,253     11,989
Other                                             18,066      6,322            -         -         (252)       (89)
-------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                 $(686,522) $(179,557)   $ (98,132) $(64,027)    $(903,433) $(826,153)
-------------------------------------------------------------------------------------------------------------------
Total Federal Taxable Income and Tax              27,386     70,311      204,505    41,896     (423,020)  (658,008)
-------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                $ (26,144)              $(31,163)               $(104,195)
Federal Income Tax on Net Capital Gains                      37,062                 48,295                   90,032
Change in Net Deferred Income Taxes                          27,917                 22,439                (659,647)
Less: Change in Deferred Tax - Other Surplus
Items                                                        31,476                  2,325                   15,802
-------------------------------------------------------------------------------------------------------------------
Total Tax                                                $   70,311              $  41,896               $(658,008)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

OPERATING LOSS AND TAX CREDIT CARRY FORWARDS

At December 31, 2013, the Company had net operating loss
carryforwards generated between 2009 and 2012 expiring through
the year 2032 of:                                                  $ 1,561,915

At December 31, 2013, the Company had capital loss carryforwards generated between 2009 and 2012 expiring through the year 2015
of:                                                               $          -

At December 31, 2013, the Company had AMT credit carryforwards,
which do not expire, in the amount of:                            $          -

At December 31, 2013, the Company had foreign tax credits
expiring through the year 2021 of:                                $     53,974

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2013. The Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will not significantly change within the next 12 months, and an estimate of the reasonably possible change cannot be made at this time.

As of December 31, 2013 the Company recorded gross receivables related to tax return errors and omissions in the amount of $33,957, all of which were non admitted. As of December 31, 2013, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2013, the tax years from 2000 to 2012 remain open.

--------------------------------------------------------------------------------
  47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table lists those companies that form part of the 2013 AIG consolidated federal income tax return.

-------------------------------------------------------------------------------------------------------------------------------
Company                     Company                  Company                   Company                   Company
-------------------------------------------------------------------------------------------------------------------------------
A.I. Credit Consumer        Aircraft 32A-556 Inc.    Aircraft Andros Inc.      ILFC Aviation             United Guaranty
Discount Company                                                               Consulting, Inc.          Mortgage Insurance
                                                                                                         Company of North
                                                                                                         Carolina
A.I. Credit Corp.           Aircraft 32A-579 Inc.    Aircraft B757 29377 Inc.  ILFC Dover, Inc.          United Guaranty
                                                                                                         Partners Insurance
                                                                                                         Company
AeroTurbine, Inc.           Aircraft 32A-585 Inc.    Aircraft B757 29382 Inc.  ILFC Holdings, Inc.       United Guaranty
                                                                                                         Residential Insurance
                                                                                                         Company
AGC Life Insurance          Aircraft 32A-645 Inc.    Aircraft B767 26264       ILFC Volare, Inc.         United Guaranty
Company                                              Inc.                                                Residential Insurance
                                                                                                         Company of North
                                                                                                         Carolina
Agency Management           Aircraft 32A-726 Inc.    Aircraft B767 29388       Illinois National         United Guaranty
Corporation                                          Inc.                      Insurance Co.             Services, Inc.
AICCO, Inc. [Delaware]      Aircraft 32A-760 Inc.    Aircraft Lotus Inc.       Innovative Risk           VALIC Financial
                                                                               Management, Inc.          Advisors, Inc.
AIG Advisor Group, Inc.     Aircraft 32A-775 Inc.    Aircraft SPC-11, Inc.     Interlease Aircraft       VALIC Retirement
                                                                               Trading Corporation       Services Company
AIG Aerospace               Aircraft 32A-782 Inc.    Aircraft SPC-12, Inc.     Interlease Management     Vision2020 Wealth
Adjustment Services, Inc.                                                      Corporation               Management Corp.
AIG Aerospace Insurance     Aircraft 32A-810 Inc.    Aircraft SPC-14, Inc.     International Lease       Webatuck Corp.
Services, Inc.                                                                 Finance Corporation
AIG Assurance Company       Aircraft 32A-987 Inc.    Aircraft SPC-15, Inc.     Intrepid Security, Inc.   Western National
                                                                                                         Marketing Group, Inc.
AIG Capital Corporation     Aircraft 32A-993, Inc.   Aircraft SPC-3, Inc.      Iris Energy Holding LP    Whitney US Leasing,
                                                                                                         Inc.
AIG Central Europe &        Aircraft 33A-132, Inc.   Aircraft SPC-4, Inc.      Klementine Holdings,      Woodbury Financial
CIS Insurance Holdings                                                         Inc.                      Services, Inc.
Corporation
AIG Claims, Inc.            Aircraft 33A-272 Inc.    Aircraft SPC-8, Inc.      Klementine Leasing,
                                                                               Inc.
AIG Commercial              Aircraft 33A-358 Inc.    Aircraft SPC-9, Inc.      Knickerbocker
Equipment Finance, Inc.                                                        Corporation
AIG Consumer Finance        Aircraft 33A-364 Inc.    AIU Insurance             L16, INC.
Group, Inc.                                          Company
AIG Credit (Europe)         Aircraft 33A-95 Inc.     Akita, Inc.               Lexington Insurance
Corporation                                                                    Company
AIG Credit Corp.            Aircraft 34A-114 Inc.    AM Holdings LLC           Livetravel, Inc.
AIG Direct Insurance        Aircraft 34A-152 Inc.    Ambler Holding Corp.      Macori, Inc. [Texas]
Services, Inc.
AIG Employee Services,      Aircraft 34A-164 Inc.    American Athletic         Maksin Management
Inc.                                                 Club, Inc.                Corporation
AIG Equipment Finance       Aircraft 34A-214 Inc.    American General          Managed Care
Holdings, Inc.                                       Annuity Service           Concepts of Delaware,
                                                     Corporation               Inc.
AIG Federal Savings         Aircraft 34A-216 Inc.    American General          Medical Excess
Bank                                                 Assignment                Insurance Services, Inc.
                                                     Corporation
AIG Financial Advisor       Aircraft 34A-395 Inc.    American General          MG Reinsurance
Services, Inc.                                       Assignment                Limited
                                                     Corporation of New
                                                     York
AIG Financial Products      Aircraft 34A-48 Inc.     American General          MIP Mezzanine, LLC
Corp.                                                Bancassurance
                                                     Services, Inc.
AIG Financial Securities    Aircraft 34A-93 Inc.     American General          MIP PE Holdings, LLC
Corp.                                                Distributors, Inc.
AIG Funding, Inc.           Aircraft 73B-25374 Inc.  American General          Morefar Marketing, Inc.
                                                     Equity Services
                                                     Corporation
AIG G5, Inc.                Aircraft 73B-25375 Inc.  American General          Mt. Mansfield
                                                     Insurance Agency, Inc.    Company, Inc.
AIG Global Asset            Aircraft 73B-26315 Inc.  American General          National Union Fire
Management Holdings                                  International, Inc.       Insurance Company of
Corp.                                                                          Pittsburgh, Pa.
AIG Global Claims           Aircraft 73B-26316 Inc.  American General          National Union Fire
Services, Inc.                                       Investment                Insurance Company of
                                                     Management                Vermont
                                                     Corporation
AIG Global Real Estate      Aircraft 73B-26317 Inc.  American General Life     New England Sports,
Investment Corp.                                     Insurance Company         Recreation &
                                                                               Entertainment RPG,
                                                                               Inc.
AIG Global Services, Inc.   Aircraft 73B-26323 Inc.  American General          New Hampshire
                                                     Realty Investment         Insurance Company
                                                     Corporation
AIG Insurance               Aircraft 73B-28249 Inc.  American Home             New Hampshire
Management Services,                                 Assurance Company         Insurance Services, Inc.
Inc.
AIG International Inc.      Aircraft 73B-28252 Inc.  American International    Park Topanga Aircraft
                                                     Facilities Management,    Inc.
                                                     Inc.
AIG Kirkwood, Inc.          Aircraft 73B-29360 Inc.  American International    Pearce & Pearce, Inc.
                                                     Group, Inc.
AIG Life Holdings, Inc.     Aircraft 73B-30036 Inc.  American International    Pelican 35302, Inc.
                                                     Realty Corp.
AIG Life of Bermuda,        Aircraft 73B-30635 Inc.  American International    Phil Ritson's 19th Hole
Ltd.                                                 Reinsurance Company,      Inc.
                                                     Ltd.
AIG Lodging                 Aircraft 73B-30645 Inc.  Apollo Aircraft Inc.      Pine Street Brokers
Opportunities, Inc.                                                            Corp.
AIG Markets, Inc.           Aircraft 73B-30646 Inc.  Applewood Funding         Pine Street Real Estate
                                                     Corp.                     Holdings Corp.
AIG Matched Funding         Aircraft 73B-30661 Inc.  Barnegat Funding Corp.    Prairie SAHP Corp.
Corp.
AIG North America, Inc.     Aircraft 73B-30671 Inc.  CABREA, Inc.              Risk Specialists
                                                                               Companies Insurance
                                                                               Agency, Inc.
AIG Offshore Systems        Aircraft 73B-30706 Inc.  Charleston Bay SAHP       Risk Specialists
Services, Inc.                                       Corp.                     Companies, Inc.
AIG PC European             Aircraft 73B-30730 Inc.  Charmlee Aircraft Inc.    Risk Specialists
Insurance Investments Inc.                                                     Company of Kentucky,
                                                                               Inc.
AIG PC Global Services,     Aircraft 73B-31127 Inc.  Chartis Africa            Royal Alliance
Inc.                                                 Holdings, Inc.            Associates, Inc.

--------------------------------------------------------------------------------
  48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Company                   Company                  Company                   Company                  Company
--------------------------------------------------------------------------------------------------------------
AIG Portfolio Solutions   Aircraft 73B-32796 Inc.  Chartis Bonfire           SA Investment Group,
LLC                                                Corporation               Inc.
AIG Procurement           Aircraft 73B-32841 Inc.  Chartis Excess Limited    SAAHP GP Corp.
Services, Inc.
AIG Property Casualty     Aircraft 73B-33220 Inc.  Chartis Iraq, Inc.        SAFG Retirement
Company                                                                      Services, Inc.
AIG Property Casualty     Aircraft 73B-35279 Inc.  Chartis Latin America     SagePoint Financial,
Inc.                                               Investments, LLC          Inc.
AIG Property Casualty     Aircraft 73B-38819 Inc.  Chartis Libya, Inc.       SAI Deferred
Insurance Agency, Inc.                                                       Compensation
                                                                             Holdings, Inc.
AIG Property Casualty     Aircraft 73B-38821 Inc.  Chartis Memsa             SCSP Corp.
International, LLC                                 Holdings, Inc.
AIG Property Casualty     Aircraft 73B-41794 Inc.  Chartis Non-Life          Service Net Permanent,
U.S., Inc.                                         Holding Company           Inc.
                                                   (Japan), Inc.
AIG Real Estate           Aircraft 73B-41796 Inc.  Commerce and Industry     Service Net Solutions
Investment &                                       Insurance Company         of Florida, LLC
Management Co. (P.R.),
Inc.
AIG Realty, Inc.          Aircraft 73B-41806 Inc.  Connective Mortgage       Service Net Warranty
                                                   Advisory Company          Holdings, Inc.
AIG Relocation, Inc.      Aircraft 73B-41815 Inc.  Crossings SAHP Corp.      Service Net Warranty
                                                                             International, Inc.
AIG S1, Inc.              Aircraft 74B-24958 Inc.  Delos Aircraft Inc.       Service Net Warranty,
                                                                             LLC
AIG Securities Lending    Aircraft 74B-26255 Inc.  Design Professionals      Sierra US Leasing, Inc.
Corp.                                              Association Risk
                                                   Purchasing Group, Inc.
AIG Shared Services       Aircraft 74B-26326 Inc.  DIL/SAHP Corp.            Spicer Energy LLC
Corporation
AIG Shared Services       Aircraft 74B-27595 Inc.  DirectDME, Inc.           Spicer Holding Corp.
Corporation -
Management Services
AIG Specialty Insurance   Aircraft 74B-27602 Inc.  Eaglestone Reinsurance    States Aircraft, Inc.
Company                                            Company
AIG Spring Ridge I, Inc.  Aircraft 74B-28194 Inc.  Eastgreen, Inc.           Stowe Mountain
                                                                             Holdings, Inc.
AIG Trading Group Inc.    Aircraft 74B-29375 Inc.  Euclid Aircraft, Inc.     SubGen NT, Inc.
AIG Travel Assist, Inc.   Aircraft 75B-26276 Inc.  F 2000, Inc.              SunAmerica Affordable
                                                                             Housing Partners, Inc.
AIG Travel Insurance      Aircraft 75B-28833 Inc.  FALCON-116 (UTAH)         SunAmerica Asset
Agency, Inc.                                       TRUST                     Management Corp.
AIG Warranty Services of  Aircraft 75B-28834 Inc.  Financial Service         SunAmerica Capital
Florida, Inc.                                      Corporation               Services, Inc.
AIG Warranty Services,    Aircraft 75B-28836 Inc.  First Mortgage            SunAmerica Fund
Inc.                                               Insurance Company         Services, Inc.
AIG WarrantyGuard, Inc.   Aircraft 76B-26261 Inc.  Fleet Solutions           SunAmerica Retirement
                                                   Holdings Inc.             Markets, Inc.
AIG.COM, Inc.             Aircraft 76B-26327 Inc.  Flying Fortress           Team Classic Golf
                                                   Financing Inc.            Services, Inc.
AIG-FP Capital Funding    Aircraft 76B-26329 Inc.  Flying Fortress Inc.      Temescal Aircraft Inc.
Corp.
AIG-FP Capital            Aircraft 76B-27597 Inc.  Flying Fortress           The Gulf Agency, Inc.
Preservation Corp.                                 Investments Inc.
AIG-FP Matched Funding    Aircraft 76B-27600 Inc.  Flying Fortress US        The Insurance
Corp.                                              Leasing Inc.              Company of the State of
                                                                             Pennsylvania
AIG-FP Pinestead          Aircraft 76B-27611 Inc.  Forest SAHP Corp.         The United States Life
Holdings Corp.                                                               Insurance Company in
                                                                             the City of New York
Aircraft 32A-1658 Inc.    Aircraft 76B-27613 Inc.  Forthright Agency of      The Variable Annuity
                                                   Ohio, Inc. (Dissolved     Life Insurance
                                                   06/01/2013)               Company
Aircraft 32A-1695 Inc.    Aircraft 76B-27615 Inc.  FSC Agency of Puerto      Top Aircraft, Inc.
                                                   Rico, Inc.
Aircraft 32A-1905 Inc.    Aircraft 76B-28132 Inc.  FSC Agency, Inc.          Travel Guard Group,
                                                                             Inc.
Aircraft 32A-1946 Inc.    Aircraft 76B-28206 Inc.  FSC Securities            Travel Guard
                                                   Corporation               Worldwide, Inc.
Aircraft 32A-2024 Inc.    Aircraft 77B-29404 Inc.  Global Loss Prevention,   U G Corporation
                                                   Inc.
Aircraft 32A-2180 Inc.    Aircraft 77B-29908 Inc.  Grand Savannah SAHP       UG Shared Services,
                                                   Corp.                     Inc.
Aircraft 32A-2278 Inc.    Aircraft 77B-32717 Inc.  Grand Staircase Aircraft  United Guaranty
                                                   Inc.                      Commercial Insurance
                                                                             Company of North
                                                                             Carolina
Aircraft 32A-2279 Inc.    Aircraft 77B-32719 Inc.  Granite State Insurance   United Guaranty
                                                   Company                   Corporation
Aircraft 32A-2594 Inc.    Aircraft 77B-32723 Inc.  Health Direct, Inc.       United Guaranty Credit
                                                                             Insurance Company
Aircraft 32A-2731 Inc.    Aircraft A330 143 Inc.   Highfield Holding         United Guaranty
                                                   Corp.                     Insurance Company
Aircraft 32A-3147 Inc.    Aircraft A330 72 Inc.    Hyperion Aircraft         United Guaranty
                                                   Financing Inc.            Mortgage Indemnity
                                                                             Company
Aircraft 32A-3148 Inc.    Aircraft A330 98 Inc.    Hyperion Aircraft Inc.    United Guaranty
                                                                             Mortgage Insurance
                                                                             Company

--------------------------------------------------------------------------------
  49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

10.CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------
Under New York law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis

Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2013, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ended December 31, 2013) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the NY DFS.

The Company paid the following amounts for dividends during 2013 and 2012

----------------------------------------------------------------------------
  2013                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
VARIOUS    $       524           ORDINARY               NO     NOT REQUIRED
03/19/13        77,000           ORDINARY               NO     NOT REQUIRED
04/01/13        23,000           ORDINARY               NO     NOT REQUIRED
05/13/13       180,000           ORDINARY               NO     NOT REQUIRED
09/01/13       394,435         EXTRAORDINARY            YES        YES
09/06/13       220,000           ORDINARY               YES        YES
09/30/13       320,000         EXTRAORDINARY            YES        YES
----------------------------------------------------------------------------
 TOTAL     $ 1,214,959
----------------------------------------------------------------------------

----------------------------------------------------------------------------
  2012                                                    STATE APPROVAL
-----------                                           ----------------------
DATE PAID    AMOUNT          TYPE OF DIVIDEND         REQUIRED   OBTAINED
----------------------------------------------------------------------------
03/27/12   $     1,589           Ordinary               No     Not required
03/27/12        48,411           Ordinary               No     Not required
05/10/12       315,000           Ordinary               No     Not required
06/27/12        10,000           Ordinary               No     Not required
11/01/12       129,000           Ordinary               No     Not required
Various         18,716           Ordinary               No     Not required
----------------------------------------------------------------------------
 Total     $   522,716
----------------------------------------------------------------------------

As of December 31, 2013, the maximum dividend payment which may be made by the Company, without prior approval, during 2014 is $509,009. Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the NY DFS of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned funds (surplus) at December 31, 2013 and 2012 represented or reduced by each item below is as follows:

-------------------------------------------------------------------------------
                                                         AS ADJUSTED
YEARS ENDED DECEMBER 31,                        2013        2012        2012
-------------------------------------------------------------------------------
Unrealized gains and losses                 $     27,943 $  200,037  $  240,714
Non-admitted asset values                    (1,167,295)  (957,231)   (939,992)
Provision for reinsurance                       (57,751)          -    (49,111)
-------------------------------------------------------------------------------

The Company exceeded minimum NAIC risk based capital (RBC) requirements at December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

With the approval of the NY DFS, American Home executed a quasi-reorganization effective March 31, 2012; which restated Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi reorganization is as follows:

-------------------------------------------------------------------------------
                                        Change in Gross Paid-in    Change in
                                        and Contributed Surplus UnassignedFunds
-------------------------------------------------------------------------------
                                   2012       $(1,000,000)        $1,000,000
-------------------------------------------------------------------------------

11.CONTINGENCIES
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

In connection with the multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

Workers' Compensation Matters: On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract,

--------------------------------------------------------------------------------
  51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal. The $450 million settlement amount was then disbursed to the class members, and the matter is now concluded.

RICO Actions: Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries paid approximately $7 million of a total

--------------------------------------------------------------------------------
  52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement, and the settlement is now final.

A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the last remaining consolidated action, entered into a settlement agreement on April 4, 2013.

Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Admitted Pool.

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2013, the Company may be called upon for additional capital investments of up to $462,165. The Company may also be called upon for an additional $7,046 in connection with guarantees related to its real estate equity investments.

In connection with its inter-company reinsurance program with AIG South Africa Limited, the Company instructed The Standard Bank of South Africa Limited to issue a standby letter of credit to AIG South Africa Limited that secures the Company's reinsurance payment obligations up to ZAR 1,200,000 (USD equivalent of $114,343). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following schedule sets forth the effective and termination dates (agreements with Guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2013:

------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2013     @12/31/2013   12/31/2013  @12/31/2013
------------------------------------------------------------------------------------------------------------------------------
21st Century Advantage Insurance Company        *  12/15/97   8/31/09   $     2,431   $     27,964      $  -     $    27,678
(f/k/a AIG Advantage Insurance Company )

21st Century North America Insurance            *   11/5/97   8/31/09        31,212        562,489         -         532,580
Company (f/k/a American International
Insurance Company )

21st Century Pinnacle Insurance Company (f/k/   *  12/15/97   8/31/09         4,637         41,520         -          40,739
a American International Insurance Company
of New Jersey)

21st Century Superior Insurance Company (f/k/   *  12/15/97   8/31/09            59         29,761         -          29,213
a American International Insurance Company
of California, Inc.)

AIG Edison Life Insurance Company (f/k/a GE     **  8/29/03   3/31/11     9,475,743     87,744,037         -       3,813,114
Edison Life Insurance Company)

American General Life and Accident Insurance    +    3/3/03   9/30/10     8,017,782    155,975,108         -      12,656,146
Company

American General Life Insurance Company              3/3/03  12/29/06    31,676,615    155,975,108         -      12,656,146

American International Assurance Company        #   11/1/02  10/31/10       443,000      1,799,000         -         574,000
(Australia) Limited

Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)  ++   9/15/98  12/31/12     3,817,370     14,800,226         -       5,253,810

Chartis Seguros Mexico SA (f/k/a AIG Mexico     ## 12/15/97                 197,659        123,442         -         108,970
Seguros Interamericana, S.A. de C.V.)

Chartis UK (f/k/a Landmark Insurance           ++    3/2/98  11/30/07       210,686     14,800,226         -       5,253,810
Company, Limited (UK))

Farmers Insurance Hawaii (f/k/a AIG Hawaii      *   11/5/97   8/31/09         7,348         87,069         -          82,700
Insurance Company, Inc.)

Lloyd's Syndicate 1414 (Ascot Corporate             1/20/05  10/31/07        37,264        655,230         -         141,372
Name)

SunAmerica Annuity and Life Assurance           +    1/4/99  12/29/06    13,491,611    155,975,108         -      12,656,146
Company (Anchor National Life Insurance
Company)

SunAmerica Life Insurance Company               +    1/4/99  12/29/06     6,397,299    155,975,108         -      12,656,146

The United States Life Insurance Company in          3/3/03   4/30/10     5,035,946     25,020,395         -       1,765,241
the City of New York

The Variable Annuity Life Insurance Company          3/3/03  12/29/06    48,025,354     76,603,754         -       4,811,866

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.

** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.Edison merged into Gibraltar Life Insurance Co., Ltd. (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013.

**** AIG sold its interest in the HSB Group to Munich Re Group on March 31,
     2009. In connection with the sale, Munich Re Group provided the Company with a hold harmless agreement with respect to the Company's obligations under the guarantee.

# The guaranteed company was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position.The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2013 of "AA-" from Standard & Poor's.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2013.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as of November 30, 2013.

+++++ The guaranteed company transferred all its insurance assets and liabilities to AI Reinsurance Company and AIG Europe Limited on or before December 1, 2013. As a result, Chartis Excess has no policyholder obligations as of December 31, 2013. In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

E. Product Warranties
--------------------------------------------------------------------------------
Unearned premium reserves are established to be reflective of the best estimate as to when losses covered by the policy will be incurred. The Company utilizes historical loss emergence patterns from its existing warranty portfolio to determine the rate at which revenue should be recognized. Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Examples of some terms and conditions that impact the rate at which revenue is recognized include the length of underlying service contracts, length of the underlying manufacturer's warranty on parts and on labor, and exposures not covered by the manufacturer's warranty but covered by our policy. As of December 31, 2013 and 2012, the product warranty liability balance was $64,837 and $43,689, respectively.

12.OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER ADMITTED ASSETS                                         2013      2012
-------------------------------------------------------------------------------
Deposit accounting assets                                   $  16,971 $   3,842
Guaranty funds receivable and on deposit                        7,047     8,538
Intangibles - Canada                                         (45,471)  (54,566)
Loss funds on deposit                                          51,570    50,904
Other assets                                                  119,866   106,645
-------------------------------------------------------------------------------
TOTAL OTHER ADMITTED ASSETS                                 $ 149,983 $ 115,363
-------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER LIABILITIES                                            2013       2012
-------------------------------------------------------------------------------
Accounts payable                                          $   43,367 $   48,757
Accrued retrospective premiums                                44,075     49,630
Advance premiums                                               5,147      7,619
Amounts withheld or retained by company for account of
  others                                                       3,797      3,175
Deferred commission earnings                                  25,900      7,849
Deposit accounting liabilities                                91,911     86,648
Deposit accounting liabilities - funds held                    2,015     17,981
Liability for pension and severance pay                       15,254     18,308
Policyholder funds on deposit                                 14,735     12,558
Remittances and items not allocated                           25,287     34,172
Retroactive reinsurance payable                                  158         82
Retroactive reinsurance reserves - ceded                     (9,259)    (5,592)
Servicing carrier liability                                    4,962      5,699
Escrow funds (NICO)                                           29,946     22,748
Paid loss clearing                                         (164,131)  (330,135)
Other liabilities, includes suspense accounts, expense
  account balances, and certain accruals                     241,819    192,224
-------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                   $  374,983 $  171,723
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

2012 paid loss clearing amounts representing claims payments made to reduce liabilities, totaling $(330,135) were reclassified from Other Assets to Other Liabilities to conform to the current period presentation.

C. Other (Expense)/ Income
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised of the following balances:

-------------------------------------------------------------------------------
OTHER (EXPENSES) INCOME                             2013      2012      2011
-------------------------------------------------------------------------------
Other income                                      $  22,740 $  43,336 $  18,192
Fee income on deposit programs                        7,089     6,641     6,198
Equities and deposits in pools and associations         (5)        39         -
Interest expense on reinsurance program            (38,802)  (39,541)  (51,139)
Foreign exchange gain (loss)                            153       225   (3,026)
-------------------------------------------------------------------------------
TOTAL OTHER (EXPENSES) INCOME                     $ (8,825) $  10,700 $(29,775)
-------------------------------------------------------------------------------

D. Non Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

-------------------------------------------------------------------------------
NON-CASH TRANSACTIONS                              2013      2012      2011
-------------------------------------------------------------------------------

CAPITAL CONTRIBUTION TO PARENT
  Other                                                 -   54,250      61,758
Dividends to parent:                                    -        -           -
  Securities                                            -   48,411      27,458
  Other                                          (395,483) (18,716)          -
Loss portfolio transfer:                                -        -           -
  Premiums collected                             (220,140)   8,083           -
  Benefit and loss related payments              (592,647)  58,384   1,092,875
  Funds held                                            -  (66,467) (1,092,875)
  Securities                                       35,446        -           -
  Other                                           777,341        -           -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

AMERICAN HOME ASSURANCE COMPANY
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

13.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------
Subsequent events have been considered through April 25, 2014 for these Financial Statements issued on April 28, 2014.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2014, the Admitted Pooling Agreement was terminated and replaced with a new pooling agreement (the Combined Pooling Agreement) among the twelve companies listed below, collectively named the Combined Pool. The member companies of the Combined Pool, their NAIC company codes, inter-company pooling percentages under the Combined Pooling Agreement and previous pools participation and states of domicile are as follows:

-------------------------------------------------------------------------------------------------------
                                       COMBINED POOL     ADMITTED POOL     SURPLUS POOL
                                       PARTICIPATION     PARTICIPATION     PARTICIPATION
                             NAIC     PERCENTAGE AS OF PERCENTAGE AS OF  PERCENTAGE AS OF    STATE OF
           COMPANY       COMPANY CODE JANUARY 1, 2014  DECEMBER 31, 2013 DECEMBER 31, 2013   DOMICILE
-------------------------------------------------------------------------------------------------------
(1)   National Union        19445           30%               38%               N/A        Pennsylvania
(2)   American Home         19380           30%               36%               N/A          New York
(3)   Lexington             19437           30%               N/A               90%          Delaware
(4)   C&I                   19410           5%                11%               N/A          New York
(5)   APCC                  19402           5%                5%                N/A        Pennsylvania
(6)   ISOP                  19429           0%                5%                N/A        Pennsylvania
(7)   New Hampshire         23841           0%                5%                N/A        Pennsylvania
(8)   Specialty             26883           0%                N/A               10%          Illinois
(9)   Assurance             40258           0%                0%                N/A        Pennsylvania
(10)  Granite State         23809           0%                0%                N/A        Pennsylvania
(11)  Illinois National     23817           0%                0%                N/A          Illinois
(12)  AIU Insurance
      Company               19399           0%                N/A               N/A          New York
-------------------------------------------------------------------------------------------------------

Through April 23, 2014, the Company received $272,133 from the other Combined Pool participants, as partial consideration for the transfer of net assets in connection with the pooling. An additional amount of $2,039,370, is expected to be received by the Company on or before May 15, 2014 related to final settlement of the pooling.

In order to rebalance the capital accounts of the companies in the Combined Pool, the participants of the Combined Pool made distributions out of capital or received contributions of capital during January 2014 as indicated in the table below:

-------------------------------------------------------------------------------
                                                                     UNASSIGNED
COMPANY                                  CAPITAL STOCK GROSS PAID-IN   FUNDS
-------------------------------------------------------------------------------
National Union                             $      -     $1,307,500   $        -
American Home                                     -      1,302,500            -
APCC                                              -        305,000            -
Specialty                                         -      (195,000)    (435,000)
ISOP                                              -      (400,000)    (250,000)
C&I                                         (1,162)      (432,763)    (226,075)
Lexington                                         -              -    (500,000)
New Hampshire                                     -      (475,000)            -
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)     Board of Directors Resolution.
        ------------------------------

        (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)     Custodian Agreements.       Inapplicable.
        ---------------------

(c)     Underwriting Contracts.
        -----------------------

        (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (9)

        (2)     Form of Selling Group Agreement. (10)

        (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this Registration Statement).

(d)     Contracts.
        ----------

        (1) Specimen form of EquiBuilder/TM/ III Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

        (2)     Specimen form of Accidental Death Benefit Rider. (1)

        (3)     Specimen form of Term Insurance Rider. (1)

        (4)     Specimen form of Children's Term Insurance Rider. (1)

        (5)     Specimen form of Disability Rider - Waiver of Monthly
                Deductions. (1)

        (6)     Specimen form of Accelerated Benefit Settlement Option
                Rider. (2)

        (7) Specimen form of Endorsement to EquiBuilder III Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas. (1)

        (8)     Assumption Certificate. (10)

(e)     Applications.
        -------------

        (1)     Specimen form of Application for EquiBuilder III Policy. (2)

        (2)     Specimen form of Supplemental Application. (3)

        (3) Form of Telephone Authorization Form, Form No. AGLC 100255 Rev0410. (26)

        (4) Form of amended Life Insurance Application - Part A, Form No. AGLC 100565-2003. (17)

        (5) Form of amended Life Insurance Application - Part B, Form No. AGLC 100566-2003. (12)

        (6) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553 Rev0609. (26)

        (7)     Form of Assignment Form, Form No. AGLC0205 Rev0113. (28)

        (8) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0113. (28)

        (9)     Form of Name and Address Change Form, Form No. AGLC0222
                Rev0113. (28)

        (10)    Form of Change of Ownership Form, Form No. AGLC0013
                Rev0113. (28)

        (11)    Form of Change of Beneficiary Form, Form No. AGLC0108
                Rev0113. (28)

        (12) Specimen form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-2011 Rev0113. (28)

        (13) Specimen form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-2011 Rev0113. (28)

        (14) Form of Reinstatement Application for Life Insurance Form, Form No. AGLC 100440-2011. Rev0113. (28)

        (15) Form of In-Force Change Application Form, Form No. AGLC 100386-2011 Rev0113. (28)

        (16) Form of HIPAA Authorization - New Business and Inforce Operations, Form No. AGLC100633 Rev0113. (28)

        (17)    Form of Service Request Form, Form No. AGLC0107 0113. (28)

(f)     Depositor's Certificate of Incorporation and By-Laws.
        -----------------------------------------------------

        (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (4)

        (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

        (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (14)

(g)     Reinsurance Contracts.
        ----------------------

        (1) Form of Reinsurance Agreement between American General Life Insurance Company and General & Cologne Life Re of America. (19)

        (2) Form of Reinsurance Agreement between American General Life Insurance Company and Munich American Reassurance Company. (19)

        (3) Form of Reinsurance Agreement between American General Life Insurance Company and RGA Reinsurance Company. (19)

        (4) Form of Reinsurance Agreement between American General Life Insurance Company and Swiss Re Life & Health America, Inc. (19)

        (5) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali US Life Reinsurance Company. (29)

(h)     Participation Agreements.
        -------------------------

        (1)(a) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company. (21)

        (2)(a) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (20)

        (2)(b) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated
                April 27, 2012. (28)

        (2)(c) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (28)

        (3)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (6)

        (3)(b) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

        (4)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (7)

        (4)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

        (4)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

        (4)(d) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and American General Life Insurance Company, dated December 19, 2005. (19)

        (5)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and American General Life Insurance Company. (19)

        (6)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and American General Life Insurance Company. (19)

        (6)(a) Form of Consent to Assignment of Fund Participation and other Agreements with regard to the change in distributor for the products to AIG Capital Services, Inc. (29)

(i)     Administrative Contracts.
        -------------------------

        (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance
                Company. (11)

        (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (11)

        (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (11)

        (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (11)

        (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (11)

        (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (11)

        (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (13)

(j)     Other Material Contracts.
        -------------------------

        (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (14)

        (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (18)

        (3) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (29)

(k)     Legal Opinions.
        ---------------

        (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (10)

        (2) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (15)

(l)     Actuarial Opinions.
        -------------------

        (1) Opinion of Robert M. Beuerlein Senior Vice President - Actuarial/Financial. (8)

        (2) Opinion and Consent of American General Life Insurance Company's actuary. (10)

(m)     Calculation.               None
        -----------

(n)     Other Opinions.
        ---------------

        (1)     Consents. (Filed herewith)

(o)     Omitted Financial Statements.             None
        -----------------------------

(p)     Initial Capital Agreements.           None
        ---------------------------

(q)     Redeemability Exemption.
        ------------------------

        (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for EquiBuilder II and III Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2013. (26)

(r)     Powers of Attorney.
        -------------------

        (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (30)

        (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (29)

----------------------------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(3)     Incorporated by reference to Post-Effective Amendment No. 15 to Form
        S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(8) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 27, 2000.

(9) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(10) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(14) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(15) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on October 24, 2005.

(16) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(17) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account AGL VL-R filed on December 12, 2006.

(19) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2007.

(20) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2007.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-144594) of American General Life Insurance Company Separate Account VL-R filed on October 2, 2007.

(22) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(23) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on May 2, 2011.

(24) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(25) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(26) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on April 30, 2013.

(27)    Incorporated by reference to Post-Effective Amendment No. 22 to Form
        N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(28) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(29) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

(30)    Incorporated by reference to Post-Effective Amendment No. 23 to Form
        N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

    Jay S. Wintrob (2)              Director, Chairman, President and Chief Executive Officer
    Thomas J. Diemer                Director, Senior Vice President and Chief Risk Officer
    Jeffrey M. Farber (5)           Director
    Mary Jane B. Fortin             Director, Executive Vice President, Chief Financial Officer
    Deborah A. Gero (2)             Director, Senior Vice President and Chief Investment Officer
    Jana W. Greer (3)               Director and President, Individual Retirement
    Stephen A. Maginn (3)           Director and Senior Vice President and Chief Distribution Officer
    James A. Mallon                 Director and President, Life and Accident & Health
    Jonathan J. Novak (2)           Director and President, Institutional Markets
    Curtis W. Olson (1)             Director and President, Group Benefits
    Robert J. Scheinerman           Executive Vice President
    Randall W. Epright              Senior Vice President and Chief Information Officer
    Michael P. Harwood              Senior Vice President and Chief Actuary and Corporate Illustration Actuary
    Kyle L. Jennings                Senior Vice President and Chief Compliance Officer
    Christine A. Nixon (2)          Senior Vice President and Chief Legal Officer
    Sai Raman (6)                   Senior Vice President, Institutional Markets
    Tim W. Still                    Senior Vice President and Chief Operations Officer
    Stephen J. Stone (2)            Senior Vice President, Market Risk Management
    Jesus C. Zaragoza               Senior Vice President and Deputy Chief Financial Officer
    Steven D. Anderson              Vice President and Controller
    Marla S. Campagna (7)           Vice President
    Jim A. Coppedge                 Vice President and Assistant Secretary
    Julie Cotton Hearne             Vice President and Secretary
    John B. Deremo                  Vice President, Distribution
    William T. Devanney, Jr.        Vice President and Tax Officer
    Gavin D. Friedman (2)           Vice President and Litigation Officer
    Manda Ghaferi (2)               Vice President

    Leo W. Grace                    Vice President, Product Filing
    Tracey E. Harris                Vice President, Product Filing
    Keith C. Honig (7)              Vice President
    David S. Jorgensen              Vice President
    Frank Kophamel                  Vice President and Appointed Actuary
    Stuart P. Polakov (3)           Vice President
    Mallary L. Reznik (2)           Vice President and Assistant Secretary
    T. Clay Spires                  Vice President and Tax Officer
    Michael E. Treske               Vice President, Distribution
    Douglas S. Tymins (7)           Vice President
    William C. Wolfe                Vice President and Treasurer
    Melissa H. Cozart               Privacy Officer
    Craig M. Long                   Anti-Money Laundering and Office of Foreign Asset Control Officer
    David J. Kumatz  (4)            Assistant Secretary
    Virginia N. Puzon (2)           Assistant Secretary
    Cris Thomas                     Assistant Secretary
    Larry E. Blews                  38a-1 Compliance Officer
    Timothy Donovan                 Illustration Actuary

          (1)  3600 Route 66, Neptune, NJ 07753
          (2)  1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles,
               CA 90067
          (3)  21650 Oxnard Street, Woodland Hills, CA 91367
          (4)  2000 American General Way, Brentwood, TN 3702
          (5)  175 Water Street, New York, NY 10038
          (6)  50 Danbury Road, Wilton, CT
          (7)  777 S. Figueroa St, Los Angeles, CA

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-14-001096, filed February 20, 2014. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services,
    --------------
Inc., also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Separate Account A

(b) Management.
    -----------

The following information is provided for each director and officer of the principal underwriter. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

    NAME AND PRINCIPAL         POSITIONS AND OFFICES WITH UNDERWRITER
     BUSINESS ADDRESS          AIG CAPITAL SERVICES, INC.
    -------------------        ---------------------------

    Peter A. Harbeck           Director
    James T. Nichols           Director, President and Chief Executive Officer
    Stephen A. Maginn          Director and Senior Vice President
    Rebecca Snider             Chief Compliance Officer
    Frank Curran               Vice President, Controller, Financial Operation Principal
                               and Chief Financial Officer, Treasurer
    William T. Devanney        Vice President, Tax Officer
    Michael E. Treske          Chief Distribution Officer, Mutual Funds and Variable Annuities
    Kurt Bernlohr              Distribution Officer, Group Retirement
    John T. Genoy              Vice President
    Mallary L. Reznik          Vice President
    Christine A. Nixon         Secretary
    Virginia N. Puzon          Assistant Secretary


(c) Compensation From the Registrant.
    ---------------------------------

                              NET UNDERWRITING    COMPENSATION ON EVENTS
NAME OF PRINCIPAL             DISCOUNTS AND       OCCASIONING THE DEDUCTION    BROKERAGE      OTHER
UNDERWRITER                   COMMISSIONS         OF A DEFERRED SALES LOAD     COMMISSIONS    COMPENSATION
AIG Capital Services, Inc.        0                          0                     0               0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 3051 Hollis Drive Springfield, Illinois 62704.

ITEM 32. MANAGEMENT SERVICES.       Not applicable.

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of
Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination.

The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2014.


                                  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  SEPARATE ACCOUNT VUL-2
                                  (Registrant)

                              BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                  (On behalf of the Registrant and itself)



                              BY: MARY JANE B. FORTIN
                                  -------------------
                                  MARY JANE B. FORTIN
                                  EXECUTIVE VICE PRESIDENT AND
                                      CHIEF FINANCIAL OFFICER

                                    AGL - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Depositor and Registrant, in the capacities and on the dates indicated.

SIGNATURE                                    TITLE                        DATE
---------                                    -----                        ----

*JAY S. WINTROB               Director, Chairman, President and
---------------               Chief Executive Officer                     April 28, 2014
JAY S. WINTROB

*THOMAS J. DIEMER             Director, Senior Vice President and
-----------------             Chief Risk Officer                          April 28, 2014
THOMAS J. DIEMER

*JEFFREY M. FARBER            Director
------------------                                                        April 28, 2014
JEFFREY M. FARBER

MARY JANE B. FORTIN           Director, Executive Vice President
--------------------          and Chief Financial Officer                 April 28, 2014
*MARY JANE B. FORTIN

*DEBORAH A. GERO              Director, Senior Vice President and
----------------              Chief Investment Officer                    April 28, 2014
DEBORAH A. GERO

*JANA W. GREER                Director and President - Individual
--------------                Retirement                                  April 28, 2014
JANA W. GREER

*STEPHEN A. MAGINN            Director, Senior Vice President and
------------------            Chief Distribution Officer                  April 28, 2014
STEPHEN A. MAGINN

*JAMES A. MALLON              Director and President - Life and
----------------              Accident & Health                           April 28, 2014
JAMES A. MALLON

*JONATHAN J. NOVAK            Director and President - Institutional
------------------            Markets                                     April 28, 2014
JONATHAN J. NOVAK

*CURTIS W. OLSON              Director and President - Group
----------------              Benefits                                    April 28, 2014
CURTIS W. OLSON

*STEVEN D. ANDERSON           Vice President and Controller
-------------------                                                       April 28, 2014
STEVEN D. ANDERSON

JENNIFER POWELL               Attorney-In-Fact
----------------                                                          April 28, 2014
*JENNIFER POWELL


                                    AGL - 2

                                                                      333-102299
                                                                       811-06366

                                   SIGNATURES

     American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April, 2014.


                                               AMERICAN HOME ASSURANCE COMPANY



                                           BY: PAUL W. KARR
                                               ------------
                                               PAUL W. KARR
                                               STATUTORY CONTROLLER
                                                  AND VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                                 Date
---------                     -----                                 ----

*RICHARD HOSKINS              Director                              April 28, 2014
----------------
RICHARD HOSKINS

*ALEXANDER R. BAUGH           Director                              April 28, 2014
-------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                Director                              April 28, 2014
--------------
JAMES BRACKEN

*TIMOTHY D. CARTER            Director                              April 28, 2014
------------------
TIMOTHY D. CARTER

*JOHN Q. DOYLE                Director                              April 28, 2014
--------------
JOHN Q. DOYLE

*JEFFREY M. FARBER            Director                              April 28, 2014
------------------
JEFFREY M. FARBER

*PETER D. HANCOCK             Director                              April 28, 2014
-----------------
PETER D. HANCOCK

*KEVIN T. HOGAN               Director                              April 28, 2014
---------------
KEVIN T. HOGAN

                              Director                              April   , 2014
------------------
RALPH W. MUCERINO

*SID SANKARAN                 Director                              April 28, 2014
-------------
SID SANKARAN

*ROBERT S.H. SCHIMEK          Director, President and               April 28, 2014
--------------------          Chief Executive Officer
ROBERT S.H. SCHIMEK

                              Director                              April   , 2014
----------------------
CHRISTOPHER L. SPARRO

                              Director                              April   , 2014
---------------
MARK T. WILLIS

*JOSEPH COOK                  Senior Vice President and             April 28, 2014
------------                  Chief Financial Officer
JOSEPH COOK


* BY: PAUL W. KARR
      ------------
      PAUL W. KARR
      ATTORNEY-IN-FACT
      (Exhibit (r)(1) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

      (n)(1)  Consents

                                      E-1